                                                                    Exhibit 10.1

                                                                  EXECUTION COPY

                                CREDIT AGREEMENT

                                   DATED AS OF
                                 MARCH 15, 2006

                                      AMONG

                               LEGACY RESERVES LP,
                                  AS BORROWER,

                                  BNP PARIBAS,
                            AS ADMINISTRATIVE AGENT,

                                       AND

                            THE LENDERS PARTY HERETO

                       SOLE LEAD ARRANGER AND BOOK RUNNER

                                   BNP PARIBAS

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
                                    ARTICLE I
                       DEFINITIONS AND ACCOUNTING MATTERS

Section 1.01  Terms Defined Above........................................     1
Section 1.02  Certain Defined Terms......................................     1
Section 1.03  Types of Loans and Borrowings..............................    19
Section 1.04  Terms Generally............................................    19
Section 1.05  Accounting Terms and Determinations; GAAP..................    19

                                   ARTICLE II
                                   THE CREDITS

Section 2.01  Commitments................................................    19
Section 2.02  Loans and Borrowings.......................................    20
Section 2.03  Requests for Borrowings....................................    21
Section 2.04  Interest Elections.........................................    21
Section 2.05  Funding of Borrowings......................................    23
Section 2.06  Termination and Reduction of Aggregate Maximum Credit
              Amounts....................................................    23
Section 2.07  Borrowing Base.............................................    24
Section 2.08  Letters of Credit..........................................    26

                                   ARTICLE III
              PAYMENTS OF PRINCIPAL AND INTEREST; PREPAYMENTS; FEES

Section 3.01  Repayment of Loans.........................................    30
Section 3.02  Interest...................................................    31
Section 3.03  Alternate Rate of Interest.................................    31
Section 3.04  Prepayments................................................    32
Section 3.05  Fees.......................................................    33

                                   ARTICLE IV
               PAYMENTS; PRO RATA TREATMENT; SHARING OF SET-OFFS.

Section 4.01  Payments Generally; Pro Rata Treatment; Sharing of
              Set-offs...................................................    34
Section 4.02  Presumption of Payment by the Borrower.....................    35
Section 4.03  Certain Deductions by the Administrative Agent.............    35

                                    ARTICLE V
           INCREASED COSTS; BREAK FUNDING PAYMENTS; TAXES; ILLEGALITY

Section 5.01  Increased Costs............................................    36
Section 5.02  Break Funding Payments.....................................    37
Section 5.03  Taxes......................................................    37
Section 5.04  Designation of Different Lending Office....................    38
Section 5.05  Illegality.................................................    38


                                       i

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
                                   ARTICLE VI
                              CONDITIONS PRECEDENT

Section 6.01  Effective Date.............................................    39
Section 6.02  Each Credit Event..........................................    41

                                   ARTICLE VII
                         REPRESENTATIONS AND WARRANTIES

Section 7.01  Organization; Powers.......................................    42
Section 7.02  Authority; Enforceability..................................    42
Section 7.03  Approvals; No Conflicts....................................    42
Section 7.04  Financial Position; No Material Adverse Change.............    42
Section 7.05  Litigation.................................................    43
Section 7.06  Environmental Matters......................................    43
Section 7.07  Compliance with the Laws and Agreements; No Defaults.......    44
Section 7.08  Investment Company Act.....................................    44
Section 7.09  Taxes......................................................    45
Section 7.10  ERISA......................................................    45
Section 7.11  Disclosure; No Material Misstatements......................    46
Section 7.12  Insurance..................................................    46
Section 7.13  Restriction on Liens.......................................    46
Section 7.14  Subsidiaries...............................................    46
Section 7.15  Location of Business and Offices...........................    47
Section 7.16  Properties; Titles, Etc....................................    47
Section 7.17  Maintenance of Properties..................................    48
Section 7.18  Gas Imbalances, Prepayments................................    48
Section 7.19  Marketing of Production....................................    48
Section 7.20  Swap Agreements............................................    49
Section 7.21  Use of Loans and Letters of Credit.........................    49
Section 7.22  Solvency...................................................    49

                                  ARTICLE VIII
                              AFFIRMATIVE COVENANTS

Section 8.01  Financial Statements; Ratings Change; Other Information....    49
Section 8.02  Notices of Material Events.................................    52
Section 8.03  Existence; Conduct of Business.............................    52
Section 8.04  Payment of Obligations.....................................    53
Section 8.05  Performance of Obligations under Loan Documents............    53
Section 8.06  Operation and Maintenance of Properties....................    53
Section 8.07  Insurance..................................................    54
Section 8.08  Books and Records; Inspection Rights.......................    54
Section 8.09  Compliance with Laws.......................................    54
Section 8.10  Environmental Matters......................................    54
Section 8.11  Further Assurances.........................................    55
Section 8.12  Reserve Reports............................................    56
Section 8.13  Title Information..........................................    56
Section 8.14  Additional Collateral; Additional Guarantors...............    57
Section 8.15  ERISA Compliance...........................................    58

Section 8.16  Marketing Activities.......................................    58

                                   ARTICLE IX
                               NEGATIVE COVENANTS

Section 9.01  Financial Covenants........................................    59
Section 9.02  Debt.......................................................    59
Section 9.03  Liens......................................................    60
Section 9.04  Dividends, Distributions and Redemptions...................    60
Section 9.05  Investments, Loans and Advances............................    60
Section 9.06  Nature of Business.........................................    61
Section 9.07  Limitation on Leases.......................................    61
Section 9.08  Proceeds of Notes..........................................    62
Section 9.09  ERISA Compliance...........................................    62
Section 9.10  Sale or Discount of Receivables............................    63
Section 9.11  Mergers, Etc...............................................    63
Section 9.12  Sale of Properties.........................................    63
Section 9.13  Environmental Matters......................................    64
Section 9.14  Transactions with Affiliates...............................    64
Section 9.15  Subsidiaries...............................................    64
Section 9.16  Negative Pledge Agreements; Dividend Restrictions..........    64
Section 9.17  Gas Imbalances, Take-or-Pay or Other Prepayments...........    64
Section 9.18  Swap Agreements............................................    65
Section 9.19  Tax Status as Partnership; Partnership Agreement...........    65

                                    ARTICLE X
                           EVENTS OF DEFAULT; REMEDIES

Section 10.01 Events of Default..........................................    65
Section 10.02 Remedies...................................................    67
Section 10.03 Disposition of Proceeds....................................    68

                                   ARTICLE XI
                            THE ADMINISTRATIVE AGENT

Section 11.01 Appointment; Powers........................................    68
Section 11.02 Duties and Obligations of Administrative Agent.............    68
Section 11.03 Action by Administrative Agent.............................    69
Section 11.04 Reliance by Administrative Agent...........................    70
Section 11.05 Subagents..................................................    70
Section 11.06 Resignation or Removal of Administrative Agent.............    70
Section 11.07 Administrative Agent and Lenders...........................    71
Section 11.08 No Reliance................................................    71
Section 11.09 Administrative Agent May File Proofs of Claim..............    71
Section 11.10 Authority of Administrative Agent to Release Collateral
              and Liens..................................................    72
Section 11.11 The Arranger...............................................    72

                                   ARTICLE XII
                                  MISCELLANEOUS

Section 12.01 Notices....................................................    72
Section 12.02 Waivers; Amendments........................................    74
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                                      iii


Section 12.03 Expenses, Indemnity; Damage Waiver.........................    75
Section 12.04 Successors and Assigns.....................................    77
Section 12.05 Survival; Revival; Reinstatement...........................    80
Section 12.06 Counterparts; Integration; Effectiveness...................    80
Section 12.07 Severability...............................................    81
Section 12.08 Right of Setoff............................................    81
Section 12.09 GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF
              PROCESS....................................................    81
Section 12.10 Headings...................................................    82
Section 12.11 Confidentiality............................................    82
Section 12.12 Interest Rate Limitation...................................    83
Section 12.13 EXCULPATION PROVISIONS.....................................    84
Section 12.14 Collateral Matters; Swap Agreements........................    84
Section 12.15 No Third Party Beneficiaries...............................    84
Section 12.16 USA Patriot Act Notice.....................................    84

Annex I       List of Maximum Credit Amounts

Exhibit A     Form of Note
Exhibit B     Form of Compliance Certificate
Exhibit C-1   Security Instruments
Exhibit C-2   Form of Guaranty Agreement
Exhibit C-3   Form of Pledge Agreement
Exhibit D     Form of Assignment and Assumption

Schedule 7.05 Litigation
Schedule 7.12 Material Agreements
Schedule 7.15 Subsidiaries and Partnerships
Schedule 7.18 Gas Imbalances
Schedule 7.19 Marketing Contracts
Schedule 7.20 Swap Agreements

     This CREDIT AGREEMENT dated as of March 15, 2006, is among Legacy Reserves LP, a limited partnership duly formed and existing under the laws of the State of Delaware (the "Borrower"); each of the Lenders from time to time party hereto; and BNP PARIBAS (in its individual capacity, "BNP Paribas"), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").

                                    RECITALS

     A. The Borrower has requested that the Lenders provide certain loans to and extensions of credit on behalf of the Borrower.

     B. The Lenders have agreed to make such loans and extensions of credit subject to the terms and conditions of this Agreement.

     C. In consideration of the mutual covenants and agreements herein contained and of the loans, extensions of credit and commitments hereinafter referred to, the parties hereto agree as follows:

                                    ARTICLE I
                       DEFINITIONS AND ACCOUNTING MATTERS

     Section 1.01 Terms Defined Above. As used in this Agreement, each term defined above has the meaning indicated above.

     Section 1.02 Certain Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

     "ABR", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

     "Administrative Questionnaire" means an Administrative Questionnaire in a form supplied by the Administrative Agent.

     "Affected Loans" has the meaning assigned such term in Section 5.05.

     "Affiliate" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

     "Aggregate Maximum Credit Amounts" at any time shall equal the sum of the Maximum Credit Amounts, as the same may be reduced or terminated pursuant to
Section 2.06.

     "Agreement" means this Credit Agreement, as the same may from time to time be amended, modified, supplemented or restated.

     "Alternate Base Rate" means, for any day, a rate per annum equal to the highest of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus

1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

     "Applicable Margin" means, for any day, with respect to any ABR Loan or Eurodollar Loan, as the case may be, the rate per annum set forth in the Borrowing Base Utilization Grid below based upon the Borrowing Base Utilization Percentage then in effect:

                   Borrowing Base Utilization            Eurodollar
                           Percentage                       Loans     ABR Loans
          --------------------------------------------   ----------   ---------
Level 1   less than 33%                                    1.250%      0.000%

Level 2   greater than or equal to 33%, but less than      1.500%      0.000%
          66%

Level 3   greater than or equal to 66%, but less than      1.750%      0.250%
          85%

Level 4   greater than or equal to 85%                     1.875%      0.375%

     Each change in the Applicable Margin shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change, provided, however, that if at any time the Borrower fails to deliver a Reserve Report pursuant to Section 8.12(a), then the "Applicable Margin" means the rate per annum set forth on the grid when the Borrowing Base Utilization Percentage is at its highest level.

     "Applicable Percentage" means, with respect to any Lender, the percentage of the Aggregate Maximum Credit Amounts represented by such Lender's Maximum Credit Amount as such percentage is set forth on Annex I.

     "Approved Counterparty" means (a) any Lender or any Affiliate of a Lender and (b) any other Person whose long term senior unsecured debt rating is A/A2 by S&P or Moody's (or their equivalent) or higher.

     "Arranger" means BNP Paribas, in its capacity as lead arranger and book runner hereunder.

     "Assignment and Assumption" means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 12.04(b)), and accepted by the Administrative Agent, in the form of Exhibit D or any other form approved by the Administrative Agent.

     "Availability Period" means the period from and including the Effective Date to but excluding the Termination Date.

     "Available Cash" means, with respect to any fiscal quarter ending prior to the Termination Date:

     (a) the sum of (i) all cash and cash equivalents of the Borrower and its Subsidiaries, treated as a single consolidated entity, on hand at the end of such fiscal quarter; and (ii) all additional cash and cash equivalents of the Borrower and its Subsidiaries on hand on the date of determination of Available Cash with respect to such fiscal quarter resulting from working capital borrowings (including borrowings under this Agreement) made subsequent to the end of such fiscal quarter, less

     (b) the amount of any cash reserves established by Legacy Reserves GP, LLC as the general partner of the Borrower to (i) provide for the proper conduct of the business of the Borrower and its Subsidiaries (including reserves for future capital expenditures including drilling and acquisitions and for anticipated future credit needs of the Borrower and its Subsidiaries), (ii) comply with applicable law or any loan agreement, security agreement, mortgage, debt instrument or other agreement or obligation to which the Borrower or an Affiliate is a party or by which it is bound or its assets are subject or (iii) provide funds for distributions with respect to any one or more of the next four fiscal quarters; provided, that disbursements made by the Borrower or its Subsidiaries or cash reserves established, increased or reduced after the end of such fiscal quarter but on or before the date of determination of Available Cash with respect to such fiscal quarter shall be deemed to have been made, established, increased or reduced, for purposes of determining Available Cash, within such fiscal quarter if Legacy Reserves GP, LLC as the general partner of the Borrower so determines.

     "Board" means the Board of Governors of the Federal Reserve System of the United States of America or any successor Governmental Authority.

     "Borrowing" means Loans of the same Type, made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect.

     "Borrowing Base" means at any time an amount equal to the amount determined in accordance with Section 2.07, as the same may be adjusted from time to time pursuant to Section 8.13(c) or Section 9.12(d).

     "Borrowing Base Deficiency" occurs if at any time the total Revolving Credit Exposures exceeds the Borrowing Base then in effect.

     "Borrowing Base Utilization Percentage" means, as of any day, the fraction expressed as a percentage, the numerator of which is the sum of the Revolving Credit Exposures of the Lenders on such day, and the denominator of which is the Borrowing Base in effect on such day.

     "Borrowing Request" means a request by the Borrower for a Borrowing in accordance with Section 2.03.

     "Brothers" means Brothers Production Properties, Ltd., a Texas limited partnership.

     "Brothers Credit Agreement" means the Credit Agreement dated September 13, 2005 among Brothers, BNP Paribas, as administrative agent, and the lenders party thereto.

     "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City or Houston, Texas are authorized or required by law to remain closed; and if such day relates to a Borrowing or continuation of, a payment or prepayment of principal of or interest on, or a conversion of or into, or the Interest Period for, a Eurodollar Loan or a notice by the Borrower with respect to any such Borrowing or continuation, payment, prepayment, conversion or Interest Period, any day which is also a day on which dealings in dollar deposits are carried out in the London interbank market.

     "Capital Leases" means, in respect of any Person, all leases which shall have been, or should have been, in accordance with GAAP, recorded as capital leases on the balance sheet of the Person liable (whether contingent or otherwise) for the payment of rent thereunder.

     "Casualty Event" means any loss, casualty or other insured damage to, or any nationalization, taking under power of eminent domain or by condemnation or similar proceeding of, any Property of the Borrower or any of its Subsidiaries having a fair market value in excess of $100,000 in the aggregate for any calendar year.

     "Change in Control" means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group of Persons acting in concert as a partnership or other "group" (within the meaning of the Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect on the date hereof) other than any Permitted Holders (except that such person or group shall be deemed to have "beneficial ownership" of all shares that any person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time), of Equity Interests representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Borrower (or its successor by merger, consolidation or purchase of all or substantially all of its assets); (b) the first day on which a majority of the members of the Board of Directors of Legacy Reserves GP, LLC are not Continuing Directors; (c) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets (including Equity Interests of the Subsidiaries) of the Borrower and its Subsidiaries taken as a whole to any "person" (as such term is used in Section 13(d) and 14(d) of the Securities and Exchange Act of 1934); (d) the adoption of a plan relating to the liquidation or dissolution of the Borrower; or (e) Legacy Reserves GP, LLC ceases to be the sole general partner of the Borrower.

     "Change in Law" means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender or any Issuing Bank (or, for purposes of Section 5.01(b), by any lending office of such Lender or by such Lender's or such Issuing Bank's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor statute.

     "Commitment" means, with respect to each Lender, the commitment of such Lender to make Loans and to acquire participations in Letters of Credit hereunder, expressed as an amount representing the maximum aggregate amount of such Lender's Revolving Credit Exposure hereunder, as such commitment may be (a) modified from time to time pursuant to Section 2.06 and (b) modified from time to time pursuant to assignments by or to such Lender pursuant to Section

12.04(b). The amount representing each Lender's Commitment shall at any time be the lesser of such Lender's Maximum Credit Amount and such Lender's Applicable Percentage of the then effective Borrowing Base.

     "Consolidated Net Income" means with respect to the Borrower and the Consolidated Subsidiaries, for any period, the aggregate of the net income (or loss) of the Borrower and the Consolidated Subsidiaries after allowances for taxes for such period determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded from such net income (to the extent otherwise included therein) the following: (a) the net income of any Person in which the Borrower or a Consolidated Subsidiary has an interest (which interest does not cause the net income of such other Person to be consolidated with the net income of the Borrower and the Consolidated Subsidiaries in accordance with
GAAP), except to the extent of the amount of dividends or distributions actually paid in cash during such period by such other Person to the Borrower or to a Consolidated Subsidiary, as the case may be; (b) the net income (but not loss) during such period of any Consolidated Subsidiary to the extent that the declaration or payment of dividends or similar distributions or transfers or loans by that Consolidated Subsidiary is not at the time permitted by operation of the terms of its charter or any agreement, instrument or Governmental Requirement applicable to such Consolidated Subsidiary or is otherwise restricted or prohibited, in each case determined in accordance with GAAP; (c) the net income (or loss) of any Person acquired in a pooling-of-interests transaction for any period prior to the date of such transaction; and (d) any extraordinary gains or losses during such period; and provided further that if the Borrower or any Consolidated Subsidiary shall acquire or dispose of any Property during such period, then Consolidated Net Income shall be calculated after giving pro forma effect to such acquisition or disposition, as if such acquisition or disposition had occurred on the first day of such period.

     "Consolidated Subsidiaries" means each Subsidiary of the Borrower (whether now existing or hereafter created or acquired) the financial statements of which shall be (or should have been) consolidated with the financial statements of the Borrower in accordance with GAAP.

     "Continuing Directors" means, as of any date of determination, any member of the board of directors of Legacy Reserves GP, LLC who (a) was a member of such board of directors on the date of this Agreement; (b) was nominated for election or elected to such board of directors with the approval of a majority of the Continuing Directors who were members of such board of directors at the time of such nomination or election; or (c) was elected by holders of any of the Borrower's Equity Interests, if such election took place as the result of the Borrower's failure to file a registration statement pursuant to a registration rights agreement among the Borrower, Legacy Reserves GP, LLC and Friedman, Billings, Ramsey & Co., Inc. in connection with the Offering within 240 days of the Offering.

     "Contributing Parties" means Moriah Properties, Ltd., a Texas limited partnership, DAB Resources, Ltd., a Texas limited partnership, Brothers Production Properties, Ltd., a Texas limited partnership, Brothers Production Company, Inc., a Texas corporation, Brothers Operating Company, Inc., a Texas corporation, J&W McGraw Properties, Ltd., a Texas limited partnership, H2K Holdings, Ltd., a Texas limited partnership, MBN Properties LP, a Delaware limited partnership, Charities Support Foundation, Inc., a Texas nonprofit corporation, Moriah Foundation, Inc., a Texas nonprofit corporation, and Cary Brown Family Foundation, Inc., a Texas nonprofit corporation.

     "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. For the purposes of this definition, and without limiting the generality of the foregoing, any Person that owns directly or indirectly 10% or more of the Equity Interests having ordinary voting power for the election of the directors or other governing body of a Person will be deemed to "control" such other Person. "Controlling" and "Controlled" have meanings correlative thereto.

     "Debt" means, for any Person, the sum of the following (without duplication): (a) all obligations of such Person for borrowed money or evidenced by bonds, bankers' acceptances, debentures, notes or other similar instruments;
(b) all obligations of such Person (whether contingent or otherwise) in respect of letters of credit, surety or other bonds and similar instruments; (c) all accounts payable, accrued expenses, liabilities or other obligations of such Person, in each such case to pay the deferred purchase price of Property or services; (d) all obligations under Capital Leases; (e) all obligations under Synthetic Leases; (f) all Debt (as defined in the other clauses of this definition) of others secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) a Lien on any Property of such Person, whether or not such Debt is assumed by such Person; (g) all Debt (as defined in the other clauses of this definition) of others guaranteed by such Person or in which such Person otherwise assures a creditor against loss of the Debt (howsoever such assurance shall be made) to the extent of the lesser of the amount of such Debt and the maximum stated amount of such guarantee or assurance against loss; (h) all obligations or undertakings of such Person to maintain or cause to be maintained the financial position or covenants of others or to purchase the Debt or Property of others; (i) obligations to deliver commodities, goods or services, including, without limitation, Hydrocarbons, in consideration of one or more advance payments, other than gas balancing arrangements in the ordinary course of business; (j) obligations to pay for goods or services whether or not such goods or services are actually received or utilized by such Person; (k) any Debt of a partnership for which such Person is liable either by agreement, by operation of law or by a Governmental Requirement but only to the extent of such liability; (l) Disqualified Capital Stock; and (m) the undischarged balance of any production payment created by such Person or for the creation of which such Person directly or indirectly received payment. The Debt of any Person shall include all obligations of such Person of the character described above to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is not included as a liability of such Person under GAAP.

     "Default" means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

     "Disqualified Capital Stock" means any Equity Interest that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or upon the happening of any event, matures or is mandatorily redeemable for any consideration other than other Equity Interests (which would not constitute Disqualified Capital Stock), pursuant to a sinking fund obligation or otherwise, or is convertible or exchangeable for Debt or redeemable for any consideration other than other Equity Interests (which would not constitute Disqualified Capital Stock) at the option of the holder thereof, in whole or in part, on or prior to the date that is one year after the earlier of (a) the Maturity Date and (b) the date on which there are no Loans, LC Exposure or other obligations hereunder outstanding and all of the Commitments are terminated.

     "dollars" or "$" refers to lawful money of the United States of America.

     "Domestic Subsidiary" means any Subsidiary that is organized under the laws of the United States of America or any state thereof or the District of Columbia.

     "EBITDA" means, for any period, Consolidated Net Income for such period plus, to the extent deducted from revenues in determining Consolidated Net Income, (i) Consolidated Interest Expense, (ii) expense for income and income based taxes paid or accrued, (iii) depreciation, depletion, amortization, accretion and impairment, including without limitation, impairment of goodwill, and (iv) any non-cash items associated with (a) mark to market accounting related to derivatives or investments, (b) stock based compensation arising from the grant of or issuance or replacement of stock, stock options or other equity-based awards or any amendment, modification, substitution or change of any such stock, stock options or other equity-based awards, in each case in connection with employee plans or other compensation arrangements, and/or (c) any gains or losses attributable to writeups or writedowns of assets, including ceiling test writedowns; less, all non-cash items increasing Consolidated Net Income, all calculated for the Borrower and its Subsidiaries on a consolidated basis.

     "Effective Date" means the date on which the conditions specified in
Section 6.01 are satisfied (or waived in accordance with Section 12.02).

     "Engineering Reports" has the meaning assigned such term in Section 2.07(c)(i).

     "Environmental Laws" means any and all Governmental Requirements pertaining in any way to health, safety the environment or the preservation or reclamation of natural resources, in effect in any and all jurisdictions in which the Borrower or any of its Subsidiaries is conducting or at any time has conducted business, or where any Property of the Borrower or any of its Subsidiaries is located, including without limitation, the Oil Pollution Act of 1990 ("OPA"), as amended, the Clean Air Act, as amended, the Comprehensive Environmental, Response, Compensation, and Liability Act of 1980 ("CERCLA"), as amended, the Federal Water Pollution Control Act, as amended, the Occupational Safety and Health Act of 1970, as amended, the Resource Conservation and Recovery Act of 1976 ("RCRA"), as amended, the Safe Drinking Water Act, as amended, the Toxic Substances Control Act, as amended, the Superfund Amendments and Reauthorization Act of 1986, as amended, the Hazardous Materials Transportation Act, as amended, and other environmental conservation or protection Governmental Requirements. The term "oil" shall have the meaning specified in OPA, the terms "hazardous substance" and "release" (or "threatened release") have the meanings specified in CERCLA, the terms "solid waste" and "disposal" (or "disposed") have the meanings specified in RCRA and the term "oil and gas waste" shall have the meaning specified in Section 91.1011 of the Texas Natural Resources Code ("Section 91.1011"); provided, however, that (a) in the event either OPA, CERCLA, RCRA or Section 91.1011 is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment and (b) to the extent the laws of the state or other jurisdiction in which any Property of the Borrower or any of its Subsidiaries is located establish a meaning for "oil," "hazardous substance," "release," "solid waste," "disposal" or "oil and gas waste" which is broader than that specified in either OPA, CERCLA, RCRA or Section 91.1011, such broader meaning shall apply.

     "Equity Interests" means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such Equity Interest.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute.

     "ERISA Affiliate" means each trade or business (whether or not incorporated) which together with the Borrower or any of its Subsidiaries would be deemed to be a "single employer" within the meaning of section 4001(b)(1) of ERISA or subsections (b), (c), (m) or (o) of section 414 of the Code.

     "ERISA Event" means (a) a "Reportable Event" described in section 4043 of ERISA and the regulations issued thereunder, (b) the withdrawal of the Borrower or any of its Subsidiaries or any ERISA Affiliate from a Plan during a plan year in which it was a "substantial employer" as defined in section 4001(a)(2) of ERISA, (c) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under section 4041 of ERISA, (d) the institution of proceedings to terminate a Plan by the PBGC, (e) receipt of a notice of withdrawal liability pursuant to Section 4202 of ERISA or (f) any other event or condition which might constitute grounds under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

     "Eurodollar", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the LIBO Rate.

     "Event of Default" has the meaning assigned such term in Section 10.01.

     "Excepted Liens" means: (a) Liens for Taxes, assessments or other governmental charges or levies which are not delinquent or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP; (b) Liens in connection with workers' compensation, unemployment insurance or other social security, old age pension or public liability obligations which are not delinquent or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP; (c) statutory landlord's liens, operators', vendors', carriers', warehousemen's, repairmen's, mechanics', suppliers', workers', materialmen's, construction or other like Liens arising by operation of law in the ordinary course of business or incident to the exploration, development, operation and maintenance of Oil and Gas Properties each of which is in respect of obligations that are not delinquent or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP; (d) contractual Liens which arise in the ordinary course of business under operating agreements, joint venture agreements, oil and gas partnership agreements, oil and gas leases, farm-out agreements, division orders, contracts for the sale, transportation or exchange of oil and natural gas, unitization and pooling declarations and agreements, area of mutual interest agreements, overriding royalty agreements, marketing agreements, processing agreements, net profits agreements, development agreements, gas balancing or deferred production agreements, injection, repressuring and recycling agreements, salt water or other disposal agreements, seismic or other geophysical permits or agreements, and other agreements which are usual and customary in the oil and gas business and are for claims which are not delinquent or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP, provided that any such Lien referred to in this clause does not materially impair the use of the Property covered by such Lien for the purposes for which such Property is held by the Borrower or any of its Subsidiaries or materially impair the value of such Property subject thereto; (e) Liens arising solely by virtue of any statutory or common law provision relating to banker's liens, rights of set-off or similar rights and remedies and burdening only deposit accounts or other funds maintained with a creditor depository institution, provided that no such deposit account is a dedicated cash collateral account or is subject to restrictions against access by the depositor in excess of those set forth by regulations promulgated by the Board and no such deposit account is intended by the Borrower or any of its Subsidiaries to provide collateral to the depository institution; (f) easements, restrictions, servitudes, permits, conditions, covenants, exceptions or reservations in any Property of the Borrower or any of its Subsidiaries for the purpose of roads, pipelines, transmission lines, transportation lines, distribution lines for the removal of gas, oil, coal or other minerals or timber, and other like purposes, or for the joint or common use of real estate, rights of way, facilities and equipment, that do not secure any monetary obligations and which in the aggregate do not materially impair the use of such Property for the purposes of which such Property is held by the Borrower or any of its Subsidiaries or materially impair the value of such Property subject thereto; (g) Liens on cash or securities pledged to secure performance of tenders, surety and appeal bonds, government contracts, performance and return of money bonds, bids, trade contracts, leases, statutory obligations, regulatory obligations and other obligations of a like nature incurred in the ordinary course of business and (h) judgment and attachment Liens not giving rise to an Event of Default, provided that any appropriate legal proceedings which may have been duly initiated for the review of such judgment shall not have been finally terminated or the period within which such proceeding may be initiated shall not have expired and no action to enforce such Lien has been commenced; provided, further that Liens described in clauses (a) through (e) shall remain "Excepted Liens" only for so long as no action to enforce such Lien has been commenced and no intention to subordinate the first priority Lien granted in favor of the Administrative Agent and the Lenders is to be hereby implied or expressed by the permitted existence of such Excepted Liens.

     "Excluded Taxes" means, with respect to the Administrative Agent, any Lender, any Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of the Borrower or any Guarantor hereunder or under any other Loan Document, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America or such other jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Borrower or any Guarantor is located and (c) in the case of a Foreign Lender any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office) or is attributable to such Foreign Lender's failure to comply with Section 5.03(e), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts with respect to such withholding tax pursuant to Section 5.03(a) or Section 5.03(c).

     "Existing Credit Agreements" means Brothers Credit Agreement, Moriah Credit Agreement and MBN Credit Agreement.

     "Federal Funds Effective Rate" means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

     "Financial Officer" means, for any Person, the chief financial officer, principal accounting officer, treasurer or controller of such Person. Unless otherwise specified, all references to a Financial Officer shall mean a Financial Officer of the Borrower.

     "Financial Statements" means the financial statement or statements of the Borrower and its Consolidated Subsidiaries referred to in Section 7.04(a).

     "Foreign Lender" means any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

     "Foreign Subsidiary" means any Subsidiary that is not a Domestic
Subsidiary.

     "GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time subject to the terms and conditions set forth in Section 1.05.

     "Governmental Authority" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government over the Borrower or any of its Subsidiaries, any of their Properties, the Administrative Agent, any Issuing Bank or any Lender.

     "Governmental Requirement" means any law, statute, code, ordinance, order, determination, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, authorization or other directive or requirement, whether now or hereinafter in effect, including, without limitation, Environmental Laws, energy regulations and occupational, safety and health standards or controls, of any Governmental Authority.

     "Guarantors" means (a) Legacy Reserves Operating LP, (b) Legacy Reserves Operating GP LLC, (c) Legacy Reserves Services, Inc., and (d) each Material Domestic Subsidiary formed or acquired during the term of this Agreement or other Domestic Subsidiary that guarantees the Indebtedness pursuant to Section 8.14(b).

     "Guaranty Agreement" means the Guarantee Agreement executed by the Guarantors in substantially the form attached as Exhibit C-2, unconditionally guarantying on a joint and several basis payment of the Indebtedness, as the same may be amended, modified or supplemented from time to time.

     "Highest Lawful Rate" means, with respect to each Lender, the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Notes or on other Indebtedness under laws applicable to such Lender which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws allow as of the date hereof.

     "Hydrocarbon Interests" means all rights, titles, interests and estates now or hereafter acquired in and to oil and gas leases, oil, gas and mineral leases, or other liquid or gaseous hydrocarbon leases, mineral fee interests, overriding royalty and royalty interests, net profit interests and production payment interests, including any reserved or residual interests of whatever nature.

     "Hydrocarbons" means oil, gas, casinghead gas, drip gasoline, natural gasoline, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons and all products refined or separated therefrom.

     "Indebtedness" means any and all amounts owing or to be owing by the Borrower, any of its Subsidiaries or any Guarantor (whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising): (a) to the Administrative Agent, any Issuing Bank or any Lender under any Loan Document; (b) to any Lender or any Affiliate of a Lender under any Swap Agreements among such Person and the Borrower or any Subsidiary or assigned to such Person while such Person (or in the case of its Affiliate, the Lender affiliated therewith) is a Lender hereunder and (c) all renewals, extensions and/or rearrangements of any of the above.

     "Indemnified Taxes" means Taxes other than Excluded Taxes.

     "Initial Reserve Reports" means the report of LaRoche Petroleum Consultants Ltd. dated as of December 31, 2005, with respect to the value of the Oil and Gas Properties of Brothers, Moriah and MBN contributed to Legacy Reserves Operating LP under Section 6.01(i).

     "Interest Election Request" means a request by the Borrower to convert or continue a Borrowing in accordance with Section 2.04.

     "Interest Expense" means, for any period, the sum (determined without duplication) of the aggregate gross interest expense of the Borrower and the Consolidated Subsidiaries for such period, including (a) to the extent included in interest expense under GAAP: (i) amortization of debt discount, (ii) capitalized interest and (iii) the portion of any payments or accruals under Capital Leases allocable to interest expense, plus the portion of any payments or accruals under Synthetic Leases allocable to interest expense whether or not the same constitutes interest expense under GAAP and (b) cash dividend payments by the Borrower in respect of any Disqualified Capital Stock.

     "Interest Period" means with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter, as the Borrower may elect; provided, that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (b) any Interest Period pertaining to a Eurodollar Borrowing that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

     "Interim Redetermination" has the meaning assigned such term in Section 2.07(b).

     "Investment" means, for any Person: (a) the acquisition (whether for cash, Property, services or securities or otherwise) of Equity Interests of any other Person or any agreement to make any such acquisition (including, without limitation, any "short sale" or any sale of any securities at a time when such securities are not owned by the Person entering into such short sale); (b) the making of any deposit with, or advance, loan or capital contribution to, assumption of Debt of, purchase or other acquisition of any other Debt or equity participation or interest in, or other extension of credit to, any other Person (including the purchase of Property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such Property to such Person, but excluding any such advance, loan or extension of credit having a term not exceeding ninety
(90) days representing the purchase price of inventory or supplies sold by such Person in the ordinary course of business); (c) the purchase or acquisition (in one or a series of transactions) of Property of another Person that constitutes a business unit or (d) the entering into of any guarantee of, or other contingent obligation (including the deposit of any Equity Interests to be sold) with respect to, Debt or other liability of any other Person and (without duplication) any amount committed to be advanced, lent or extended to such Person.

     "Issuing Bank" means BNP Paribas, in its capacity as an issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.08(i). Any Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Bank, in which case the term "Issuing Bank" shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

     "LC Commitment" at any time means Twenty Five Million Dollars
($25,000,000).

     "LC Disbursement" means a payment made by any Issuing Bank pursuant to a Letter of Credit issued by such Issuing Bank.

     "LC Exposure" means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time. The LC Exposure of any Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time.

     "Legacy Reserves GP, LLC" means Legacy Reserves GP, LLC, a Delaware limited liability company and the general partner of the Borrower.

     "Legacy Reserves Operating GP LLC" means Legacy Reserves Operating GP LLC, a Delaware limited liability company, the general partner of Legacy Reserves Operating LP and a wholly-owned Subsidiary of the Borrower.

     "Legacy Reserves Operating LP" means Legacy Reserves Operating LP, a Delaware limited partnership and a wholly-owned Subsidiary of the Borrower.

     "Legacy Reserves Services, Inc." means Legacy Reserves Services, Inc., a Texas corporation and a wholly-owned Subsidiary of the Borrower.

     "Lenders" means the Persons listed on Annex I, and any Person that shall have become a party hereto pursuant to an Assignment and Assumption, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption.

     "Letter of Credit" means any letter of credit issued pursuant to this Agreement.

     "Letter of Credit Agreements" means all letter of credit applications and other agreements (including any amendments, modifications or supplements thereto) submitted by the Borrower, or entered into by the Borrower, with any Issuing Bank relating to any Letter of Credit issued by such Issuing Bank.

     "LIBO Rate" means, with respect to any Eurodollar Borrowing for any Interest Period, the rate appearing on Page 3750 of the Dow Jones Market Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBO Rate" with respect to such Eurodollar Borrowing for such Interest Period shall be the rate (rounded upwards, if necessary, to the next 1/16th of 1%) at which dollar deposits of $1,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

     "Lien" means any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and whether such obligation or claim is fixed or contingent, and including but not limited to (a) the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes or (b) production payments and the like payable out of Oil and Gas Properties. The term "Lien" shall include easements, restrictions, servitudes, permits, conditions, covenants, exceptions or reservations. For the purposes of this Agreement, the Borrower and its Subsidiaries shall be deemed to be the owner of any Property which they have acquired or hold subject to a conditional sale agreement, or leases under a financing lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person in a transaction intended to create a financing.

     "Loan Documents" means this Agreement, the Notes, the Letter of Credit Agreements, the Letters of Credit and the Security Instruments.

     "Loans" means the loans made by the Lenders to the Borrower pursuant to this Agreement.

     "Majority Lenders" means, at any time while no Loans or LC Exposure is outstanding, Lenders having at least sixty-six and two-thirds percent (66.67%) of the Aggregate Maximum Credit Amounts; and at any time while any Loans or LC Exposure is outstanding, Lenders holding at least sixty-six and two-thirds percent (66.67%) of the outstanding aggregate principal amount of the Loans or participation interests in Letters of Credit (without regard to any sale by a Lender of a participation in any Loan under Section 12.04(c)).

     "Material Adverse Effect" means a material adverse change in, or material adverse effect on (a) the business, operations, Property, liabilities (actual or contingent) or condition (financial or otherwise) of the Borrower and its Guarantors taken as a whole, (b) the ability of the Borrower, any of its Subsidiaries or any Guarantor to perform any of its obligations under any Loan Document to which it is a party, (c) the validity or enforceability of any Loan Document or (d) the rights and remedies of or benefits available to the Administrative Agent, any Issuing Bank or any Lender under any Loan Document.

     "Material Domestic Subsidiary" means, as of any date, any Domestic Subsidiary that (a) is a Wholly-Owned Subsidiary and (b) together with its Subsidiaries, owns Property having a fair market value of $1,000,000 or more.

     "Material Indebtedness" means Debt (other than the Loans and Letters of Credit), or obligations in respect of one or more Swap Agreements, of any one or more of the Borrower and its Subsidiaries in an aggregate principal amount exceeding $1,000,000. For purposes of determining Material Indebtedness, the "principal amount" of the obligations of the Borrower or any of its Subsidiaries in respect of any Swap Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Borrower or such Subsidiary would be required to pay if such Swap Agreement were terminated at such time.

     "Maturity Date" means March 15, 2010.

     "Maximum Credit Amount" means, as to each Lender, the amount set forth opposite such Lender's name on Annex I under the caption "Maximum Credit Amounts", as the same may be (a) reduced or terminated from time to time in connection with a reduction or termination of the Aggregate Maximum Credit Amounts pursuant to Section 2.06(b) or (b) modified from time to time pursuant to any assignment permitted by Section 12.04(b).

     "MBN" means MBN Properties LP, a Delaware limited partnership.

     "MBN Credit Agreement" means the Credit Agreement dated September 14, 2005 among MBN Properties LP, BNP Paribas, as administrative agent, and the lenders party thereto.

     "Moody's" means Moody's Investors Service, Inc. and any successor thereto that is a nationally recognized rating agency.

     "Moriah" means Moriah Properties, Ltd., a Texas limited partnership.

     "Moriah Credit Agreement" means the Credit Agreement dated September 13, 2005 among Moriah, BNP Paribas, as administrative agent, and the lenders party thereto.

     "Moriah Group" means the accounts of Moriah Resources, Inc., the general partner of Moriah Properties, Ltd., Moriah Properties, Ltd., the oil and natural gas interests individually owned by Dale A. and Rita Brown until October 1, 2005 when those interests were transferred to DAB Resources, Ltd., and the accounts of MBN.

     "Mortgaged Property" means any Property owned by the Borrower or any Guarantor, which is subject to the Liens existing and to exist under the terms of the Security Instruments.

     "Multiemployer Plan" means a Plan that is a multiemployer plan as defined in section 3(37) or 4001 (a)(3) of ERISA.

     "New Borrowing Base Notice" has the meaning assigned such term in Section 2.07(d).

     "Newstone Group" means the collective entities: Blackstone Investments I Ltd., Blackstone Investments II, Ltd., Trinity Equity Partners I, LP, SHP Capital LP, Newstone Capital, LP.

     "Notes" means the promissory notes of the Borrower described in Section 2.02(d) and being substantially in the form of Exhibit A, together with all amendments, modifications, replacements, extensions and rearrangements thereof.

     "Offering" means the first to occur of (i) a placement of units of the Borrower with accredited investors or qualified institutional buyers in a 144A offering and (ii) the initial public offering of common limited partner interests of the Borrower.

     "Oil and Gas Properties" means (a) Hydrocarbon Interests; (b) the Properties now or hereafter pooled or unitized with Hydrocarbon Interests; (c) all presently existing or future unitization, pooling agreements and declarations of pooled units and the units created thereby (including without limitation all units created under orders, regulations and rules of any Governmental Authority) which may affect all or any portion of the Hydrocarbon Interests; (d) all operating agreements, contracts and other agreements, including production sharing contracts and agreements, which relate to any of the Hydrocarbon Interests or the production, sale, purchase, exchange or processing of Hydrocarbons from or attributable to such Hydrocarbon Interests;
(e) all Hydrocarbons in and under and which may be produced and saved or attributable to the Hydrocarbon Interests, including all oil in tanks, and all rents, issues, profits, proceeds, products, revenues and other incomes from or attributable to the Hydrocarbon Interests; (f) all tenements, hereditaments, appurtenances and Properties in any manner appertaining, belonging, affixed or incidental to the Hydrocarbon Interests and (g) all Properties, rights, titles, interests and estates described or referred to above, including any and all Property, real or personal, now owned or hereinafter acquired and situated upon, used, held for use or useful in connection with the operating, working or development of any of such Hydrocarbon Interests or Property (excluding drilling rigs, automotive equipment, rental equipment or other personal Property which may be on such premises for the purpose of drilling a well or for other similar temporary uses) and including any and all oil wells, gas wells, injection wells or other wells, buildings, structures, fuel separators, liquid extraction plants, plant compressors, pumps, pumping units, field gathering systems, tanks and tank batteries, fixtures, valves, fittings, machinery and parts, engines, boilers, meters, apparatus, equipment, appliances, tools, implements, cables, wires, towers, casing, tubing and rods, surface leases, rights-of-way, easements and servitudes together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing.

     "Other Taxes" means any and all present or future stamp or documentary taxes or any other excise or Property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement and any other Loan Document.

     "Participant" has the meaning set forth in Section 12.04(c)(i).

     "Partnership Agreement" means the Partnership Agreement of the Borrower.

     "PBGC" means the Pension Benefit Guaranty Corporation, or any successor thereto.

     "Permitted Holders" means (i) the natural persons that are the direct or indirect beneficial owners as of the Effective Date of the Contributing Parties,
(ii) any family members (including spouses) of any Persons described in clause
(i), and (iii) any Affiliates of the Persons described in clauses (i) or (ii), including the Contributing Parties, as of the Effective Date, but only for such time as they remain so affiliated.

     "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

     "Plan" means any employee pension benefit plan, as defined in section 3(2) of ERISA, which (a) is currently or hereafter sponsored, maintained or contributed to by the Borrower, any of its Subsidiaries or an ERISA Affiliate or
(b) was at any time during the six calendar years preceding the date hereof, sponsored, maintained or contributed to by the Borrower, any of its Subsidiaries or an ERISA Affiliate.

     "Pledge Agreement" means the Pledge Agreement executed by Borrower pledging its limited partner interests in Legacy Reserves Operating LP and its membership interests in Legacy Reserves Operating GP LLC, and by Legacy Reserves Operating GP LLC pledging its general partner interest in Legacy Reserves Operating LP, in substantially the form attached as Exhibit C-3.

     "Prime Rate" means the rate of interest per annum publicly announced from time to time by BNP Paribas as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective. Such rate is set by BNP Paribas as a general reference rate of interest, taking into account such factors as BNP Paribas may deem appropriate; it being understood that many of BNP Paribas's commercial or other loans are priced in relation to such rate, that it is not necessarily the lowest or best rate actually charged to any customer and that BNP Paribas may make various commercial or other loans at rates of interest having no relationship to such rate.

     "Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, including, without limitation, cash, securities, accounts and contract rights.

     "Proposed Borrowing Base" has the meaning assigned to such term in Section 2.07(c)(i).

     "Proposed Borrowing Base Notice" has the meaning assigned to such term in
Section 2.07(c)(ii).

     "Proved Developed Producing Properties" means Oil and Gas Properties which are categorized as "Proved Reserves" that are both "Developed" and "Producing", as such terms are defined in the Definitions for Oil and Gas Reserves as promulgated by the Society of Petroleum Engineers (or any generally recognized successor) as in effect at the time in question.

     "Redemption" means with respect to any Debt, the repurchase, redemption, prepayment, repayment or defeasance or any other acquisition or retirement for value (or the segregation of funds with respect to any of the foregoing) of any such Debt. "Redeem" has the correlative meaning thereto.

     "Redetermination Date" means, with respect to any Scheduled Redetermination or any Interim Redetermination, the date that the redetermined Borrowing Base related thereto becomes effective pursuant to Section 2.07(d).

     "Register" has the meaning assigned such term in Section 12.04(b)(iv).

     "Related Parties" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors (including attorneys, accountants and experts) of such Person and such Person's Affiliates.

     "Remedial Work" has the meaning assigned such term in Section 8.10(a).

     "Reserve Report" means a report, in form and substance reasonably satisfactory to the Administrative Agent, setting forth, as of each January 1st or July 1st (or such other date in the event of an Interim Redetermination) the oil and gas reserves attributable to the Oil and Gas Properties of the Borrower and its Subsidiaries, together with a projection of the rate of production and future net income, taxes, operating expenses and capital expenditures with respect thereto as of such date, based upon the economic assumptions consistent with the Administrative Agent's lending requirements at the time.

     "Responsible Officer" means, as to any Person, the Chief Executive Officer, the President, any Financial Officer or any Vice President of such Person. Unless otherwise specified, all references to a Responsible Officer herein shall mean a Responsible Officer of the Borrower.

     "Restricted Payment" means any dividend or other distribution (whether in cash, securities or other Property) with respect to any Equity Interests in the Borrower, or any payment (whether in cash, securities or other Property), including any sinking fund or similar deposit, on account of the purchase, Redemption, retirement, acquisition, cancellation or termination of any such Equity Interests in the Borrower or any option, warrant or other right to acquire any such Equity Interests in the Borrower.

     "Revolving Credit Exposure" means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender's Loans and its LC Exposure at such time.

     "Scheduled Redetermination" has the meaning assigned such term in Section 2.07(b).

     "Scheduled Redetermination Date" means the date on which a Borrowing Base that has been redetermined pursuant to a Scheduled Redetermination becomes effective as provided in Section 2.07(d).

     "Security Instruments" means the Guaranty Agreement, the Pledge Agreement, mortgages, deeds of trust and other agreements, instruments or certificates described or referred to in Exhibit C-1, and any and all other agreements, instruments, consents or certificates now or hereafter executed and delivered by the Borrower or any other Person (other than Swap Agreements with the Lenders or any Affiliate of a Lender or participation or similar agreements between any Lender and any other lender or creditor with respect to any Indebtedness pursuant to this Agreement) in connection with, or as security for the payment or performance of the Indebtedness, the Notes, this Agreement, or reimbursement obligations under the Letters of Credit, as such agreements may be amended, modified, supplemented or restated from time to time.

     "S&P" means Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., and any successor thereto that is a nationally recognized rating agency.

     "Subordinated Debt" means subordinated Debt pursuant to that certain Amended and Restated Loan Agreement dated as of September 14, 2005 between MBN Properties LP, as Borrower, and Brothers, Moriah and the Newstone Group, as Lenders, as evidenced by the Subordinated Notes thereunder, in an original aggregate principal amount not to exceed $34,000,000 plus interest and other amounts due thereunder.

     "Subsidiary" means: (a) any Person of which at least a majority of the outstanding Equity Interests having by the terms thereof ordinary voting power to elect a majority of the board of directors, manager or other governing body of such Person (irrespective of whether or not at the time Equity Interests of any other class or classes of such Person shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by the Borrower or one or more of its Subsidiaries or by the Borrower and one or more of its Subsidiaries and (b) any partnership of which the Borrower or any of its Subsidiaries is a general partner. Unless otherwise indicated herein, each reference to the term "Subsidiary" shall mean a Subsidiary of the Borrower.

     "Swap Agreement" means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement, whether exchange traded, "over-the-counter" or otherwise, involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrower or any of its Subsidiaries shall be a Swap Agreement.

     "Synthetic Leases" means, in respect of any Person, all leases which shall have been, or should have been, in accordance with GAAP, treated as operating leases on the financial statements of the Person liable (whether contingently or otherwise) for the payment of rent thereunder and which were properly treated as indebtedness for borrowed money for purposes of U.S. federal income taxes, if the lessee in respect thereof is obligated to either purchase for an amount in excess of, or pay upon early termination an amount in excess of, 80% of the residual value of the Property subject to such operating lease upon expiration or early termination of such lease.

     "Taxes" means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

     "Termination Date" means the earlier of the Maturity Date and the date of termination of the Commitments.

     "Transactions" means, with respect to (a) the Borrower, the execution, delivery and performance by the Borrower of this Agreement, and each other Loan Document to which it is a party, borrowing of Loans, the use of the proceeds thereof and the issuance of Letters of Credit hereunder, and the grant of Liens by the Borrower on Mortgaged Properties and other Properties pursuant to the Security Instruments and (b) any Guarantor, the execution, delivery and performance by such Guarantor of each Loan Document to which it is a party, the guaranteeing of the Indebtedness and the other obligations under the Guaranty Agreement by such Guarantor and such Guarantor's grant of the security interests and provision of collateral under the Security Instruments, and the grant of Liens by such Guarantor on Mortgaged Properties and other Properties pursuant to the Security Instruments.

     "Type", when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Alternate Base Rate or the LIBO Rate.

     "Wholly-Owned Subsidiary" means any Subsidiary of which all of the outstanding Equity Interests (other than any directors' qualifying shares mandated by applicable law), on a fully-diluted basis, are owned by the Borrower or one or more of the Wholly-Owned Subsidiaries or are owned by the Borrower and one or more of the Wholly-Owned Subsidiaries.

     Section 1.03 Types of Loans and Borrowings. For purposes of this Agreement, Loans and Borrowings, respectively, may be classified and referred to by Type (e.g., a "Eurodollar Loan" or a "Eurodollar Borrowing").

     Section 1.04 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth in the Loan Documents herein), (b) any reference herein to any law shall be construed as referring to such law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time, (c) any reference herein to any Person shall be construed to include such Person's successors and assigns (subject to the restrictions contained in the Loan Documents herein), (d) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (e) with respect to the determination of any time period, the word "from" means "from and including" and the word "to" means "to and including" and
(f) any reference herein to Articles, Sections, Annexes, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Annexes, Exhibits and Schedules to, this Agreement. No provision of this Agreement or any other Loan Document shall be interpreted or construed against any Person solely because such Person or its legal representative drafted such provision.

     Section 1.05 Accounting Terms and Determinations; GAAP. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all determinations with respect to accounting matters hereunder shall be made, and all financial statements and certificates and reports as to financial matters required to be furnished to the Administrative Agent or the Lenders hereunder shall be prepared, in accordance with GAAP, applied on a basis consistent with the Financial Statements except for changes in which the Borrower's independent certified public accountants concur and which are disclosed to Administrative Agent on the next date on which financial statements are required to be delivered to the Lenders pursuant to Section 8.01(a); provided that, unless the Borrower and the Majority Lenders shall otherwise agree in writing, no such change shall modify or affect the manner in which compliance with the covenants contained herein is computed such that all such computations shall be conducted utilizing financial information presented consistently with prior periods.

                                   ARTICLE II
                                   THE CREDITS

     Section 2.01 Commitments. Subject to the terms and conditions set forth herein, each Lender agrees to make Loans to the Borrower during the Availability Period in an aggregate principal amount that will not result in (a) such Lender's Revolving Credit Exposure exceeding such

Lender's Commitment or (b) the total Revolving Credit Exposures exceeding the total Commitments. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, repay and reborrow the Loans.

     Section 2.02 Loans and Borrowings.

          (a) Borrowings; Several Obligations. Each Loan shall be made as part of a Borrowing consisting of Loans made by the Lenders ratably in accordance with their respective Commitments. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments are several and no Lender shall be responsible for any other Lender's failure to make Loans as required.

          (b) Types of Loans. Subject to Section 3.03, each Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request in accordance herewith. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.

          (c) Minimum Amounts; Limitation on Number of Borrowings. At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $500,000 and not less than $1,000,000. At the time that each ABR Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $250,000 and not less than $1,000,000; provided that an ABR Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Commitments or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.08(e). Borrowings of more than one Type may be outstanding at the same time; provided that there shall not at any time be more than a total of eight (8) Eurodollar Borrowings outstanding. Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.

          (d) Notes. The Loans made by each Lender shall be evidenced by a single promissory note of the Borrower in substantially the form of Exhibit A, dated, in the case of (i) any Lender party hereto as of the date of this Agreement, as of the date of this Agreement or (ii) any Lender that becomes a party hereto pursuant to an Assignment and Assumption, as of the effective date of the Assignment and Assumption, payable to the order of such Lender in a principal amount equal to its Maximum Credit Amount as in effect on such date, and otherwise duly completed. In the event that any Lender's Maximum Credit Amount increases or decreases for any reason (whether pursuant to Section 2.06, Section 12.04(b) or otherwise), the Borrower shall deliver or cause to be delivered on the effective date of such increase or decrease, a new Note payable to the order of such Lender in a principal amount equal to its Maximum Credit Amount after giving effect to such increase or decrease, and otherwise duly completed. The date, amount, Type, interest rate and, if applicable, Interest Period of each Loan made by each Lender, and all payments made on account of the principal thereof, shall be recorded by such Lender on its books for its Note, and, prior to any transfer, may be endorsed by such Lender on a schedule attached to such Note or any continuation thereof or on any separate record maintained by such Lender. Failure to make any such notation or to attach a schedule shall not affect any Lender's or the Borrower's rights or obligations in respect of such Loans or affect the validity of such transfer by any Lender of its Note.

     Section 2.03 Requests for Borrowings. To request a Borrowing, the Borrower shall notify the Administrative Agent of such request by telephone (a) in the case of a Eurodollar Borrowing, not later than 11:00 a.m., Houston time, three Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Borrowing, not later than 12:00 noon, Houston time, on the date of the proposed Borrowing; provided that no such notice shall be required for any deemed request of an ABR Borrowing to finance the reimbursement of an LC Disbursement as provided in Section 2.08(e). Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request in a form approved by the Administrative Agent and signed by the Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

               (i) the aggregate amount of the requested Borrowing;

               (ii) the date of such Borrowing, which shall be a Business Day;

               (iii) whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;

               (iv) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period";

               (v) the amount of the then effective Borrowing Base, the current total Revolving Credit Exposures (without regard to the requested Borrowing) and the pro forma total Revolving Credit Exposures (giving effect to the requested Borrowing); and

               (vi) the location and number of the Borrower's account to which funds are to be disbursed, which shall comply with the requirements of
     Section 2.05.

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be a Eurodollar Loan having an Interest Period of one-month. If no Interest Period is specified with respect to any requested Eurodollar Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month's duration. Each Borrowing Request shall constitute a representation that the amount of the requested Borrowing shall not cause the total Revolving Credit Exposures to exceed the total Commitments (i.e., the lesser of the Aggregate Maximum Credit Amounts and the then effective Borrowing
Base).

Promptly following receipt of a Borrowing Request in accordance with this
Section 2.03, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing.

     Section 2.04 Interest Elections.

          (a) Conversion and Continuance. Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section 2.04. The

Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.

          (b) Interest Election Requests. To make an election pursuant to this
Section 2.04, the Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by the Borrower.

          (c) Information in Interest Election Requests. Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02:

               (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to Section 2.04(c)(iii) and (iv) shall be specified for each resulting Borrowing);

               (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

               (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

               (iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period".

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month's duration.

          (d) Notice to Lenders by the Administrative Agent. Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

          (e) Effect of Failure to Deliver Timely Interest Election Request and Events of Default and Borrowing Base Deficiencies on Interest Election. If the Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be continued as a Eurodollar Loan having an Interest Period of one-month. Notwithstanding any contrary provision hereof, if an Event of Default or a Borrowing Base Deficiency has occurred and is continuing: (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing (and any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar

Borrowing shall be ineffective) and (ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

     Section 2.05 Funding of Borrowings.

          (a) Funding by Lenders. Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 1:00 p.m., Houston time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower and designated by the Borrower in the applicable Borrowing Request; provided that ABR Loans made to finance the reimbursement of an LC Disbursement as provided in Section 2.08(e) shall be remitted by the Administrative Agent to the Issuing Bank that made such LC Disbursement. Nothing herein shall be deemed to obligate any Lender to obtain the funds for its Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for its Loan in any particular place or manner.

          (b) Presumption of Funding by the Lenders. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with
Section 2.05(a) and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

     Section 2.06 Termination and Reduction of Aggregate Maximum Credit Amounts.

          (a) Scheduled Termination of Commitments. Unless previously terminated, the Commitments shall terminate on the Maturity Date. If at any time the Aggregate Maximum Credit Amounts or the Borrowing Base is terminated or reduced to zero, then the Commitments shall terminate on the effective date of such termination or reduction.

          (b) Optional Termination and Reduction of Aggregate Credit Amounts.

               (i) The Borrower may at any time terminate, or from time to time reduce, the Aggregate Maximum Credit Amounts; provided that (A) each reduction of the Aggregate Maximum Credit Amounts shall be in an amount that is an integral multiple of $500,000 and not less than $1,000,000 and
     (B) the Borrower shall not terminate or reduce the Aggregate Maximum Credit Amounts if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 3.04(c), the total Revolving Credit Exposures would exceed the total Commitments.

               (ii) The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Aggregate Maximum Credit Amounts under
     Section 2.06(b)(i) at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section 2.06(b)(ii) shall be irrevocable. Any termination or reduction of the Aggregate Maximum Credit Amounts shall be permanent and may not be reinstated. Each reduction of the Aggregate Maximum Credit Amounts shall be made ratably among the Lenders in accordance with each Lender's Applicable Percentage.

     Section 2.07 Borrowing Base.

          (a) Initial Borrowing Base. For the period from and including the Effective Date to but excluding April 1st, 2006, the amount of the Borrowing Base shall be equal to $130,000,000. Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 8.13(c) or Section 9.12(d).

          (b) Scheduled and Interim Redeterminations. Subject to Section 2.07(d), the Borrowing Base shall be redetermined (a "Scheduled Redetermination") on April 1st and October 1st of each year, commencing April 1st, 2006. In addition, either the Borrower or the Administrative Agent, at the direction of the Majority Lenders, may once during each calendar year, each elect to cause the Borrowing Base to be redetermined between Scheduled Redeterminations (an "Interim Redetermination") in accordance with this Section
2.07. The Borrower shall have the right, once during each calendar year, to initiate an Interim Redetermination in addition to the one otherwise provided in this Section 2.07(b) upon the proposed acquisition of Proved Developed Producing Properties whose purchase price is greater than 10% of the Borrowing Base, provided such Interim Redetermination is in accordance with this Section 2.07.

          (c) Scheduled and Interim Redetermination Procedure.

               (i) Each Scheduled Redetermination and each Interim Redetermination shall be effectuated as follows: Upon receipt by the Administrative Agent of (A) the Reserve Report and the certificate required to be delivered by the Borrower to the Administrative Agent, in the case of a Scheduled Redetermination, pursuant to Section 8.12(a) and (c), and, in the case of an Interim Redetermination, pursuant to Section 8.12(b) and
     (c), and (B) such other reports, data and supplemental information, including, without limitation, the information provided pursuant to Section 8.12(c), as may, from time to time, be reasonably requested by the Majority Lenders (the Reserve Report, such certificate and such other reports, data and supplemental information being the "Engineering Reports"), the Administrative Agent shall evaluate the information contained in the Engineering Reports and shall, in good faith, propose a new Borrowing Base (the "Proposed Borrowing Base") based upon such information and such other information (including, without limitation, the status of title information with respect to the Oil and Gas Properties as described in the Engineering Reports and the existence of any other Debt) as the Administrative Agent deems appropriate in its sole discretion and consistent with its normal oil and gas lending criteria as it exists at the particular time. In no event shall the Proposed Borrowing Base exceed the Aggregate Maximum Credit Amounts.

               (ii) The Administrative Agent shall notify the Borrower and the Lenders of the Proposed Borrowing Base (the "Proposed Borrowing Base Notice"):

                    (A) in the case of a Scheduled Redetermination (1) if the Administrative Agent shall have received the Engineering Reports required to be delivered by the Borrower pursuant to Section 8.12(a) and (c) in a timely and complete manner, then on or before the March 15th and September 15th of such year following the date of delivery of such Engineering Report or (2) if the Administrative Agent shall not have received the Engineering Reports required to be delivered by the Borrower pursuant to Section 8.12(a) and (c) in a timely and complete manner, then promptly after the Administrative Agent has received complete Engineering Reports from the Borrower and has had a reasonable opportunity to determine the Proposed Borrowing Base in accordance with Section 2.07(c)(i) and in any event, within fifteen
          (15) days after the Administrative Agent has received the required Engineering Report; and

                    (B) in the case of an Interim Redetermination, promptly, and in any event, within fifteen (15) days after the Administrative Agent has received the required Engineering Reports.

               (iii) Any Proposed Borrowing Base that would increase the Borrowing Base then in effect must be approved or deemed to have been approved by all of the Lenders as provided in this Section 2.07(c)(iii); and any Proposed Borrowing Base that would decrease or maintain the Borrowing Base then in effect must be approved or be deemed to have been approved by the Majority Lenders as provided in this Section 2.07(c)(iii). Upon receipt of the Proposed Borrowing Base Notice, each Lender shall have fifteen (15) days to agree with the Proposed Borrowing Base or disagree with the Proposed Borrowing Base by proposing an alternate Borrowing Base. If at the end of such fifteen (15) days, any Lender has not communicated its approval or disapproval in writing to the Administrative Agent, such silence shall be deemed to be an approval of the Proposed Borrowing Base. If, at the end of such 15-day period, all of the Lenders, in the case of a Proposed Borrowing Base that would increase the Borrowing Base then in effect, or the Majority Lenders, in the case of a Proposed Borrowing Base that would decrease or maintain the Borrowing Base then in effect, have approved or deemed to have approved, as aforesaid, then the Proposed Borrowing Base shall become the new Borrowing Base, effective on the date specified in Section 2.07(d). If, however, at the end of such 15-day period, all of the Lenders or the Majority Lenders, as applicable, have not approved or deemed to have approved, as aforesaid, then the Administrative Agent shall poll the Lenders to ascertain the highest Borrowing Base then acceptable to a number of Lenders sufficient to constitute the Majority Lenders and, so long as such amount does not increase the Borrowing Base then in effect, such amount shall become the new Borrowing Base, effective on the date specified in Section 2.07(d).

          (d) Effectiveness of a Redetermined Borrowing Base. After a redetermined Borrowing Base is approved or is deemed to have been approved by all of the Lenders or the Majority Lenders, as applicable, pursuant to Section 2.07(c)(iii), the Administrative Agent shall notify the Borrower and the Lenders of the amount of the redetermined Borrowing Base (the "New Borrowing Base Notice"), and such amount shall become the new Borrowing Base, effective and applicable to the Borrower, the Administrative Agent, each Issuing Bank and the
Lenders:

               (i) in the case of a Scheduled Redetermination, (A) if the Administrative Agent shall have received the Engineering Reports required to be delivered by the Borrower pursuant to Section 8.12(a) and (c) in a timely and complete manner, then on the April 1st or October 1st, as applicable, following delivery of the New Borrowing Base Notice, or (B) if the Administrative Agent shall not have received the Engineering Reports required to be delivered by the Borrower pursuant to Section 8.12(a) and
     (c) in a timely and complete manner, then on the Business Day next succeeding delivery of the New Borrowing Base Notice; and

               (ii) in the case of an Interim Redetermination, on the Business Day next succeeding delivery of such notice.

     Such amount shall then become the Borrowing Base until the next Scheduled Redetermination Date, the next Interim Redetermination date or the next adjustment to the Borrowing Base under Section 8.13(c) or Section 9.12(d), whichever occurs first.

     Section 2.08 Letters of Credit.

          (a) General. Subject to the terms and conditions set forth herein, the Borrower may request any Issuing Bank to issue Letters of Credit for its own account or for the account of the Borrower or any of its Subsidiaries, in a form reasonably acceptable to the Administrative Agent and such Issuing Bank, at any time and from time to time during the Availability Period; provided that the Borrower may not request the issuance, amendment, renewal or extension of Letters of Credit hereunder if a Borrowing Base Deficiency exists at such time or would exist as a result thereof. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Borrower to, or entered into by the Borrower with, an Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control.

          (b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrower shall deliver as permitted by Section 12.01(a) (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing
Bank) to any Issuing Bank and the Administrative Agent (not less than five (5) Business Days in advance of the requested date of issuance, amendment, renewal or extension) a notice:

               (i) requesting the issuance of a Letter of Credit or identifying the Letter of Credit issued by such Issuing Bank to be amended, renewed or extended;

               (ii) specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day);

               (iii) specifying the date on which such Letter of Credit is to expire (which shall comply with Section 2.08(c));

               (iv) specifying the amount of such Letter of Credit;

               (v) specifying the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit; and

               (vi) specifying the amount of the then effective Borrowing Base and whether a Borrowing Base Deficiency exists at such time, the current total Revolving Credit Exposures (without regard to the requested Letter of Credit or the requested amendment, renewal or extension of an outstanding Letter of Credit) and the pro forma total Revolving Credit Exposures (giving effect to the requested Letter of Credit or the requested amendment, renewal or extension of an outstanding Letter of Credit).

Each notice shall constitute a representation that after giving effect to the requested issuance, amendment, renewal or extension, as applicable, (i) the LC Exposure shall not exceed the LC Commitment and (ii) the total Revolving Credit Exposures shall not exceed the lesser of the Aggregate Maximum Credit Amounts and the then effective Borrowing Base.

If requested by any Issuing Bank, the Borrower also shall submit a letter of credit application on such Issuing Bank's standard form in connection with any request for a Letter of Credit.

          (c) Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and (ii) the date that is five Business Days prior to the Maturity Date.

          (d) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Bank that issues such Letter of Credit or the Lenders, each Issuing Bank that issues a Letter of Credit hereunder hereby grants to each Lender, and each Lender hereby acquires from such Issuing Bank, a participation in such Letter of Credit equal to such Lender's Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of any Issuing Bank that issues a Letter of Credit hereunder, such Lender's Applicable Percentage of each LC Disbursement made by such Issuing Bank and not reimbursed by the Borrower on the date due as provided in Section 2.08(e), or of any reimbursement payment required to be refunded to the Borrower for any reason. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this Section 2.08(d) in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default, the existence of a Borrowing Base Deficiency or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

          (e) Reimbursement. If any Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit issued by such Issuing Bank, the Borrower shall reimburse such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement not later than 1:00 p.m., Houston time, on the third day after such LC Disbursement is made, if the Borrower shall have received notice of such LC Disbursement prior to 9:00 a.m., Houston time, on such date, or, if such notice has not been received by the Borrower prior to such time on such date, then not later than 1:00 p.m., Houston time, on (i) the third day after the Borrower receives such notice, if such notice is received prior to 9:00 a.m., Houston time, on the day of receipt, or (ii) the Business Day immediately following the third day after the Borrower receives such notice, if such notice is not received prior to such time on the day of receipt; provided that if such LC Disbursement is not less than $1,000,000, the Borrower shall, subject to the conditions to Borrowing set forth herein, be deemed to have requested, and the Borrower does hereby request under such circumstances, that such payment be financed with a Eurodollar Borrowing with an Interest Period of one month in an equivalent amount and, to the extent so financed, the Borrower's obligation to make such payment shall be discharged and replaced by the resulting Eurodollar Borrowing. If the Borrower fails to make such payment when due, the Administrative Agent shall notify each Lender of the applicable LC Disbursement, the payment then due from the Borrower in respect thereof and such Lender's Applicable Percentage thereof. Promptly following receipt of such notice, each Lender shall pay to the Administrative Agent its Applicable Percentage of the payment then due from the Borrower, in the same manner as provided in Section 2.05 with respect to Loans made by such Lender (and Section 2.05 shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Administrative Agent shall promptly pay to the Issuing Bank that issued such Letter of Credit the amounts so received by it from the Lenders. Promptly following receipt by the Administrative Agent of any payment from the Borrower pursuant to this Section 2.08(e), the Administrative Agent shall distribute such payment to the Issuing Bank that issued such Letter of Credit or, to the extent that Lenders have made payments pursuant to this
Section 2.08(e) to reimburse such Issuing Bank, then to such Lenders and such Issuing Bank as their interests may appear. Any payment made by a Lender pursuant to this Section 2.08(e) to reimburse any Issuing Bank for any LC Disbursement (other than the funding of ABR Loans as contemplated above) shall not constitute a Loan and shall not relieve the Borrower of its obligation to reimburse such LC Disbursement. Any LC Disbursement not reimbursed by the Borrower or funded as a Loan prior to 1:00 p.m., Houston time on the date such Disbursement is made, shall bear interest for each such day such Disbursement is outstanding at the ABR plus the Applicable Margin.

          (f) Obligations Absolute. The Borrower's obligation to reimburse LC Disbursements as provided in Section 2.08(e) shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of
(i) any lack of validity or enforceability of any Letter of Credit, any Letter of Credit Agreement or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by any Issuing Bank under a Letter of Credit issued by such Issuing Bank against presentation of a draft or other document that does not comply with the terms of such Letter of Credit or any Letter of Credit Agreement, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section 2.08(f), constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower's obligations hereunder. Neither the Administrative Agent, the Lenders nor any Issuing Bank, nor any of their Related Parties shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of any Issuing Bank; provided that the foregoing shall not be construed to excuse any Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by such Issuing Bank's failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of any Issuing Bank (as finally determined by a court of competent jurisdiction), such Issuing Bank shall be deemed to have exercised all requisite care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Bank that issued such Letter of Credit may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

          (g) Disbursement Procedures. Each Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit issued by such Issuing Bank. Such Issuing Bank shall promptly notify the Administrative Agent and the Borrower by telephone (confirmed by telecopy) of such demand for payment and whether such Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse such Issuing Bank and the Lenders with respect to any such LC Disbursement.

          (h) Interim Interest. If any Issuing Bank shall make any LC Disbursement, then, until the Borrower shall have reimbursed such Issuing Bank for such LC Disbursement (either with its own funds or a Borrowing under Section 2.08(e)), the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrower reimburses such LC Disbursement, at the rate per annum then applicable to ABR Loans. Interest accrued pursuant to this Section 2.08(h) shall be for the account of such Issuing Bank, except that interest accrued on and after the date of payment by any Lender pursuant to Section 2.08(e) to reimburse such Issuing Bank shall be for the account of such Lender to the extent of such payment.

          (i) Replacement of an Issuing Bank. Any Issuing Bank may be replaced or resign at any time by written agreement among the Borrower, the Administrative Agent, such resigning or replaced Issuing Bank and, in the case of a replacement, the successor Issuing Bank. The Administrative Agent shall notify the Lenders of any such resignation or replacement of an Issuing Bank. At the time any such resignation or replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the resigning or replaced Issuing Bank pursuant to Section 3.05(b). In the case of the replacement of an Issuing Bank, from and after the effective date of such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of the replaced Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to "Issuing Bank" shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the resignation or replacement of an Issuing Bank hereunder, the resigning or replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such resignation or replacement, but shall not be required to issue additional Letters of Credit.

          (j) Cash Collateralization. If (i) any Event of Default shall occur and be continuing and the Borrower receives notice from the Administrative Agent or the Majority Lenders demanding the deposit of cash collateral pursuant to this Section 2.08(j), or
(ii) the Borrower is required to pay to the Administrative Agent the excess attributable to an LC Exposure in connection with any prepayment pursuant to
Section 3.04(c), then the Borrower shall deposit, in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders, an amount in cash equal to, in the case of an Event of Default, the LC Exposure, and in the case of a payment required by Section 3.04(c), the amount of such excess as provided in Section 3.04(c), as of such date plus any accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower or any of its Subsidiaries described in Section 10.01(h) or Section 10.01(i). The Borrower hereby grants to the Administrative Agent, for the benefit of each Issuing Bank and the Lenders, an exclusive first priority and continuing perfected security interest in and Lien on such account and all cash, checks, drafts, certificates and instruments, if any, from time to time deposited or held in such account, all deposits or wire transfers made thereto, any and all investments purchased with funds deposited in such account, all interest, dividends, cash, instruments, financial assets and other Property from time to time received, receivable or otherwise payable in respect of, or in exchange for, any or all of the foregoing, and all proceeds, products, accessions, rents, profits, income and benefits therefrom, and any substitutions and replacements therefor. The Borrower's obligation to deposit amounts pursuant to this Section 2.08(j) shall be absolute and unconditional, without regard to whether any beneficiary of any such Letter of Credit has attempted to draw down all or a portion of such amount under the terms of a Letter of Credit, and, to the fullest extent permitted by applicable law, shall not be subject to any defense or be affected by a right of set-off, counterclaim or recoupment which the Borrower or any of its Subsidiaries may now or hereafter have against any such beneficiary, any Issuing Bank, the Administrative Agent, the Lenders or any other Person for any reason whatsoever. Such deposit shall be held as collateral securing the payment and performance of the Borrower's and any Guarantor's obligations under this Agreement and the other Loan Documents. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account; provided that investments of funds in such account in investments permitted by Section 9.05(c) or (e) may be made at the option of the Borrower at its direction, risk and expense. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse, on a pro rata basis, each Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated, be applied to satisfy other obligations of the Borrower and the Guarantors, if any, under this Agreement or the other Loan Documents. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, and the Borrower is not otherwise required to pay to the Administrative Agent the excess attributable to an LC Exposure in connection with any prepayment pursuant to Section 3.04(c), then such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three Business Days after all Events of Default have been cured or waived.

                                   ARTICLE III
              PAYMENTS OF PRINCIPAL AND INTEREST; PREPAYMENTS; FEES

     Section 3.01 Repayment of Loans. The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Loan on the Termination Date.

     Section 3.02 Interest.

          (a) ABR Loans. Each ABR Loan comprising an ABR Borrowing shall bear interest at the Alternate Base Rate plus the Applicable Margin, but in no event to exceed the Highest Lawful Rate.

          (b) Eurodollar Loans. Each Eurodollar Loan comprising a Eurodollar Borrowing shall bear interest at the LIBO Rate for the Interest Period in effect for such Eurodollar Loan plus the Applicable Margin, but in no event to exceed the Highest Lawful Rate.

          (c) Post-Default and Borrowing Base Deficiency Rate. Notwithstanding the foregoing, (i) if an Event of Default has occurred and is continuing, or if any principal of or interest on any Loan or any fee or other amount payable by the Borrower or any Guarantor hereunder or under any other Loan Document is not paid when due, whether at stated maturity, upon acceleration or otherwise, and including any payments in respect of a Borrowing Base Deficiency under Section 3.04(c), then all Loans outstanding, in the case of an Event of Default, and such overdue amount, in the case of a failure to pay amounts when due, shall bear interest, after as well as before judgment, at the Alternate Base Rate plus two percent (2%), but in no event to exceed the Highest Lawful Rate, and (ii) during any Borrowing Base Deficiency, the amount of such Borrowing Base Deficiency shall bear interest, after as well as before judgment, at the rate then applicable to such Loans, plus the Applicable Margin, if any, plus an additional two percent (2%), but in no event to exceed the Highest Lawful Rate.

          (d) Interest Payment Dates. Accrued interest on each Loan shall be payable in arrears on: (i) with respect to any ABR Loan, the last day of each March, June, September and December; (ii) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part but, in the case of any Interest Period longer than three months, each successive date three months after the first day of such Interest Period, and (iii) in any case, on the Termination Date; provided that (x) interest accrued pursuant to Section 3.02(c)(i) shall be payable on demand, (y) in the event of any repayment or prepayment of any Loan (other than an optional prepayment of an ABR Loan prior to the Termination Date), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment, and (z) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

          (e) Interest Rate Computations. All interest hereunder shall be computed on the basis of a year of 360 days, unless such computation would exceed the Highest Lawful Rate, in which case interest shall be computed on the basis of a year of 365 days (or 366 days in a leap year), except that interest computed by reference to the Alternate Base Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate or LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error, and be binding upon the parties hereto.

     Section 3.03 Alternate Rate of Interest. If prior to the commencement of any Interest Period for a Eurodollar Borrowing:

          (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the LIBO Rate or the LIBO Rate for such Interest Period; or

          (b) the Administrative Agent is advised by the Majority Lenders that the LIBO Rate or LIBO Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective, and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing.

     Section 3.04 Prepayments.

          (a) Optional Prepayments. The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to prior notice in accordance with Section 3.04(b) and payment of applicable breakage costs, if any, under Section 5.02.

          (b) Notice and Terms of Optional Prepayment. The Borrower shall notify the Administrative Agent by telephone (confirmed by telecopy) of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Borrowing, not later than 12:00 noon, Houston time, three Business Days before the date of prepayment, or (ii) in the case of prepayment of an ABR Borrowing, not later than 12:00 noon, Houston time, one Business Day before the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid. Promptly following receipt of any such notice relating to a Borrowing, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 3.02.

          (c) Mandatory Prepayments.

               (i) If, after giving effect to any termination or reduction of the Aggregate Maximum Credit Amounts pursuant to Section 2.06(b), the total Revolving Credit Exposures exceeds the total Commitments, then the Borrower shall (A) prepay the Borrowings on the date of such termination or reduction in an aggregate principal amount equal to such excess, and (B) if any excess remains after prepaying all of the Borrowings as a result of an LC Exposure, pay to the Administrative Agent on behalf of the Lenders an amount equal to such excess to be held as cash collateral as provided in
     Section 2.08(j).

               (ii) Upon any redetermination of or adjustment to the amount of the Borrowing Base in accordance with Section 2.07 or Section 8.13(c), if the total Revolving Credit Exposures exceeds the redetermined or adjusted Borrowing Base, then the Borrower shall (A) prepay the Borrowings in an aggregate principal amount equal to such excess, and (B) if any excess remains after prepaying all of the Borrowings as a result of an LC Exposure, pay to the Administrative Agent on behalf of the Lenders an amount equal to such excess to be held as cash collateral as provided in Section 2.08(j). The Borrower shall be obligated to make such prepayment and/or deposit of cash collateral within one hundred twenty (120) days following the later of its receipt of the New Borrowing Base Notice in accordance with Section 2.07(d) or the date the adjustment occurs; provided that all payments required to be made pursuant to this Section 3.04(c)(ii) must be made on or prior to the Termination Date.

               (iii) Upon any adjustments to the Borrowing Base pursuant to
     Section 9.12(d), if the total Revolving Credit Exposures exceed the Borrowing Base as adjusted, then the Borrower shall (A) prepay the Borrowings in an aggregate principal amount equal to such excess, and (B) if any excess remains after prepaying all of the Borrowings as a result of an LC Exposure, pay to the Administrative Agent on behalf of the Lenders an amount equal to such excess to be held as cash collateral as provided in
     Section 2.08(j). The Borrower shall be obligated to make such prepayment and/or deposit of cash collateral on the date it or any Subsidiary receives cash proceeds as a result of such disposition; provided that all payments required to be made pursuant to this Section 3.04(c)(iii) must be made on or prior to the Termination Date.

               (iv) Each prepayment of Borrowings pursuant to this Section 3.04(c) shall be applied, first, ratably to any ABR Borrowings then outstanding, and, second, to any Eurodollar Borrowings then outstanding, and if more than one Eurodollar Borrowing is then outstanding, to each such Eurodollar Borrowing in order of priority beginning with the Eurodollar Borrowing with the least number of days remaining in the Interest Period applicable thereto and ending with the Eurodollar Borrowing with the most number of days remaining in the Interest Period applicable thereto.

               (v) Each prepayment of Borrowings pursuant to this Section 3.04(c) shall be applied ratably to the Loans included in the prepaid Borrowings. Prepayments pursuant to this Section 3.04(c) shall be accompanied by accrued interest to the extent required by Section 3.02.

          (d) No Premium or Penalty. Prepayments permitted or required under this Section 3.04 shall be without premium or penalty, except as required under
Section 5.02.

     Section 3.05 Fees.

          (a) Commitment Fees. The Borrower agrees to pay to the Administrative Agent for the account of each Lender a commitment fee, which shall accrue at a rate per annum equal to 0.375% on the average daily amount of the unused amount of the Commitment of such Lender during the period from and including the date of this Agreement to but excluding the Termination Date. Accrued commitment fees shall be payable in arrears on the last day of March, June, September and December of each year and on the Termination Date, commencing on the first such date to occur after the date hereof. All commitment fees shall be computed on the basis of a year of 360 days, unless such computation would exceed the Highest Lawful Rate, in which case interest shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

          (b) Letter of Credit Fees. The Borrower agrees to pay (i) to the Administrative Agent for the account of each Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at the same Applicable Margin used to determine the interest rate applicable to Eurodollar Loans on the average daily amount of such Lender's LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the date of this Agreement to but excluding the later of the date on which such Lender's Commitment terminates and the date on which such Lender ceases to have any LC Exposure, (ii) to each Issuing Bank a fronting fee equal to 0.125% per annum on the face amount of each Letter of Credit issued by such Issuing Bank hereunder, provided that in no event shall such fee be less than $500 and (iii) to each Issuing Bank, for its own account, its standard fees with respect to the amendment, renewal or extension of any Letter of Credit issued by such Issuing Bank or processing of drawings thereunder. Participation fees accrued through and including the last day of March, June, September and December of each year shall be payable on the third Business Day following such last day, commencing on the first such date to occur after the date of this Agreement and fronting fees with respect to any Letter of Credit shall be payable at the time of issuance of such Letter of Credit; provided that all such fees shall be payable on the Termination Date and any such fees accruing after the Termination Date shall be payable on demand. Any other fees payable to an Issuing Bank pursuant to this Section 3.05(b) shall be payable within 10 days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days, unless such computation would exceed the Highest Lawful Rate, in which case such fees shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

          (c) Administrative Agent Fees. The Borrower agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Borrower and the Administrative Agent.

                                   ARTICLE IV
               PAYMENTS; PRO RATA TREATMENT; SHARING OF SET-OFFS.

     Section 4.01 Payments Generally; Pro Rata Treatment; Sharing of Set-offs.

          (a) Payments by the Borrower. The Borrower shall make each payment required to be made by it hereunder (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 5.01,
Section 5.02, Section 5.03 or otherwise) prior to 1:00 p.m., Houston time, on the date when due, in immediately available funds, without defense, deduction, recoupment, set-off or counterclaim. Fees, once paid, shall be fully earned and shall not be refundable under any circumstances. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices specified in Section 12.01, except payments to be made directly to an Issuing Bank as expressly provided herein and except that payments pursuant to Section 5.01, Section 5.02, Section 5.03 and Section
12.03 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in dollars.

          (b) Application of Insufficient Payments. If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and
(ii) second, towards payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties.

          (c) Sharing of Payments by Lenders. If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in LC Disbursements resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and participations in LC Disbursements and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans and participations in LC Disbursements of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and participations in LC Disbursements; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this Section 4.01(c) shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this Section 4.01(c) shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

     Section 4.02 Presumption of Payment by the Borrower. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or any Issuing Bank that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or such Issuing Bank, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or such Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or such Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

     Section 4.03 Certain Deductions by the Administrative Agent. If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.05(b), Section 2.08(d), Section 2.08(e) or Section 4.02 then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

                                    ARTICLE V
           INCREASED COSTS; BREAK FUNDING PAYMENTS; TAXES; ILLEGALITY

     Section 5.01 Increased Costs.

          (a) Eurodollar Changes in Law. If any Change in Law shall:

     impose, modify or deem applicable any reserve (including marginal, special, emergency or supplemental reserves), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender for Eurocurrency liabilities under Regulation D of the Board (as the same may be amended, supplemented or replaced from time to time) or otherwise; or

               (i) impose on any Lender or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Loan) or to reduce the amount of any sum received or receivable by such Lender (whether of principal, interest or otherwise), then the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

          (b) Capital Requirements. If any Lender or any Issuing Bank determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's or such Issuing Bank's capital or on the capital of such Lender's or such Issuing Bank's holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by such Issuing Bank, to a level below that which such Lender or such Issuing Bank or such Lender's or such Issuing Bank's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or such Issuing Bank's policies and the policies of such Lender's or such Issuing Bank's holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or such Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or such Issuing Bank or such Lender's or such Issuing Bank's holding company for any such reduction suffered.

          (c) Certificates. A certificate of a Lender or any Issuing Bank setting forth in reasonable detail the basis of its request and the amount or amounts necessary to compensate such Lender or such Issuing Bank or its holding company, as the case may be, as specified in Section 5.01(a) or (b) shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender or such Issuing Bank, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.

          (d) Effect of Failure or Delay in Requesting Compensation. Failure or delay on the part of any Lender or any Issuing Bank to demand compensation pursuant to this Section 5.01 shall not constitute a waiver of such Lender's or such Issuing Bank's right to demand such compensation, provided that no Lender may make any such demand more than 180 days after the

Termination Date, nor for any amount which has accrued more than 270 days prior to such Lender or Issuing Bank delivering the certificate required in Section 5.01(c).

     Section 5.02 Break Funding Payments. In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan into an ABR Loan other than on the last day of the Interest Period applicable thereto, or (c) the failure to borrow, convert, continue or prepay any Eurodollar Loan on the date specified in any notice delivered pursuant hereto, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market.

A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section 5.02 shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

     Section 5.03 Taxes.

          (a) Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower or any Guarantor under any Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Borrower or any Guarantor shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 5.03(a)), the Administrative Agent, Lender or Issuing Bank (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower or such Guarantor shall make such deductions and (iii) the Borrower or such Guarantor shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

          (b) Payment of Other Taxes by the Borrower. The Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

          (c) Indemnification by the Borrower. The Borrower shall indemnify the Administrative Agent, each Lender and each Issuing Bank, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent, such Lender or such Issuing Bank, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower hereunder (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 5.03) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant

Governmental Authority. A certificate of the Administrative Agent, a Lender or an Issuing Bank as to the basis of such Indemnified Taxes and Other Taxes and the amount of such payment or liability under this Section 5.03 shall be delivered to the Borrower and shall be conclusive absent manifest error.

          (d) Evidence of Payments. As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower or a Guarantor to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

          (e) Foreign Lenders. Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement or any other Loan Document shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower as will permit such payments to be made without withholding or at a reduced rate.

     Section 5.04 Designation of Different Lending Office. If any Lender requests compensation under Section 5.01, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 5.03, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (a) would eliminate or reduce amounts payable pursuant to Section 5.01 or Section 5.03, as the case may be, in the future and (b) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

     Section 5.05 Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender or its applicable lending office to honor its obligation to make or maintain Eurodollar Loans either generally or having a particular Interest Period hereunder, then
(a) such Lender shall promptly notify the Borrower and the Administrative Agent thereof and such Lender's obligation to make such Eurodollar Loans shall be suspended (the "Affected Loans") until such time as such Lender may again make and maintain such Eurodollar Loans and (b) all Affected Loans which would otherwise be made by such Lender shall be made instead as ABR Loans (and, if such Lender so requests by notice to the Borrower and the Administrative Agent, all Affected Loans of such Lender then outstanding shall be automatically converted into ABR Loans on the date specified by such Lender in such notice) and, to the extent that Affected Loans are so made as (or converted into) ABR Loans, all payments of principal which would otherwise be applied to such Lender's Affected Loans shall be applied instead to its ABR Loans.

                                   ARTICLE VI
                              CONDITIONS PRECEDENT

     Section 6.01 Effective Date. The obligations of the Lenders to make the initial Loans and of any Issuing Bank to issue Letters of Credit hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02):

          (a) The Arranger, the Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

          (b) The Administrative Agent shall have received a certificate of the Borrower and of each Guarantor setting forth (i) resolutions of the board of directors or other managing body with respect to the authorization of the Borrower or such Guarantor to execute and deliver the Loan Documents to which it is a party and to enter into the transactions contemplated in those documents,
(ii) the individuals (y) who are authorized to sign the Loan Documents to which the Borrower or such Guarantor is a party and (z) who will, until replaced by another individual duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Agreement and the other Loan Documents to which it is a party, (iii) specimen signatures of such authorized individuals, and (iv) the articles or certificate of incorporation or formation and bylaws, operating agreement or partnership agreement, as applicable, of the Borrower and each Guarantor, in each case, certified as being true and complete. The Administrative Agent and the Lenders may conclusively rely on such certificate until the Administrative Agent receives notice in writing from the Borrower to the contrary.

          (c) The Administrative Agent shall have received certificates of the appropriate State agencies with respect to the existence, qualification and good standing of the Borrower and each Guarantor, if any.

          (d) The Administrative Agent shall have received a compliance certificate, which shall be substantially in the form of Exhibit B, duly and properly executed by a Responsible Officer and dated as of the Effective Date.

          (e) The Administrative Agent shall have received from each party hereto counterparts (in such number as may be requested by the Administrative Agent) of this Agreement signed on behalf of such party.

          (f) The Administrative Agent shall have received duly executed Notes payable to the order of each Lender in a principal amount equal to its Maximum Credit Amount dated as of the date hereof.

          (g) The Administrative Agent shall have received from each party thereto duly executed counterparts (in such number as may be requested by the Administrative Agent) of the Security Instruments, including the Guaranty Agreements, the Pledge Agreement, and the other Security Instruments described on Exhibit C-1. In connection with the execution and delivery of the Security Instruments, the Administrative Agent shall be reasonably satisfied that the Security Instruments create first priority, perfected Liens (subject only to Excepted Liens identified in clauses

(a) to (d) and (f) of the definition thereof, but subject to the provisos at the end of such definition) on at least 80% of the total value of the Oil and Gas Properties evaluated in the Initial Reserve Report.

          (h) The Administrative Agent shall have received evidence reasonably satisfactory to the Administrative Agent of duly executed assignment of existing Swap Agreements of Brothers, Moriah and MBN to the Borrower.

          (i) The Administrative Agent shall have received evidence reasonably satisfactory to the Administrative Agent of contribution of assets by Brothers, Moriah and MBN and their respective Affiliates to Legacy Reserves Operating LP.

          (j) The Administrative Agent shall have received evidence reasonably satisfactory to the Administrative Agent of consummation of the Offering with net cash proceeds of no less than $11,200,000.

          (k) The Administrative Agent shall have received an opinion of (i) Andrews Kurth, LLP, special counsel to the Borrower and (ii) Cotton, Bledsoe, Tighe & Dawson, P.C., special New Mexico counsel, each in form and substance satisfactory to the Administrative Agent, as to such matters incident to the Transactions as the Administrative Agent may reasonably request.

          (l) The Administrative Agent shall have received a certificate of insurance coverage of the Borrower evidencing that the Borrower is carrying insurance in accordance with Section 7.12.

          (m) The Administrative Agent shall have received such information as the Administrative Agent may reasonably require, all of which shall be reasonably satisfactory to the Administrative Agent in form and substance, on the title to not less than 70% of the Oil and Gas Properties evaluated in the Initial Reserve Report.

          (n) The Administrative Agent shall have received a certificate of a Responsible Officer certifying that the Borrower has received all consents and approvals required by Section 7.03.

          (o) The Administrative Agent shall have received the pro forma combined financial statements referred to in Section 7.04(a) and the Initial Reserve Reports.

          (p) The Administrative Agent shall have received appropriate UCC search certificates reflecting no prior Liens encumbering the Properties of the Borrower, and its Subsidiaries for each of the following jurisdictions: Texas, New Mexico, New York, Delaware and any other jurisdiction requested by the Administrative Agent; other than those being assigned or released on or prior to the Effective Date or Liens permitted by Section 9.03.

          (q) The Administrative Agent shall have received evidence reasonably satisfactory to Administrative Agent of the payment in full of all amounts due under the Subordinated Debt, the termination of all commitments to lend thereunder and the release of all Liens securing such obligations and any other obligations secured thereby contemporaneously with the proceeds of the initial funding under this Agreement.

          (r) The Administrative Agent shall have received evidence reasonably satisfactory to Administrative Agent of the payment in full of all amounts due under the Existing Credit Agreements, the termination of all commitments to lend thereunder and the release of all

Liens securing such obligations and any other obligations secured thereby contemporaneously with the proceeds of the initial funding under this Agreement.

          (s) The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

          The Administrative Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Lenders to make Loans and of each Issuing Bank to issue Letters of Credit hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 12.02) at or prior to 1:00 p.m., Houston time, on March 15, 2006 (and, in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time).

     Section 6.02 Each Credit Event. The obligation of each Lender to make a Loan on the occasion of any Borrowing (including the initial funding), and of each Issuing Bank to issue, amend, renew or extend any Letter of Credit, is subject to the satisfaction of the following conditions:

          (a) At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default shall have occurred and be continuing.

          (b) At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Material Adverse Effect shall have occurred.

          (c) The representations and warranties of the Borrower and the Guarantors, if any, set forth in this Agreement and in the other Loan Documents shall be true and correct on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable, such representations and warranties shall continue to be true and correct as of such specified earlier date.

          (d) The making of such Loan or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, would not conflict with, or cause any Lender or any Issuing Bank to violate or exceed, any applicable Governmental Requirement, and no Change in Law shall have occurred, and no litigation shall be pending or threatened, which does or, with respect to any threatened litigation, seeks to, enjoin, prohibit or restrain, the making or repayment of any Loan, the issuance, amendment, renewal, extension or repayment of any Letter of Credit or any participations therein or the consummation of the transactions contemplated by this Agreement or any other Loan Document.

          (e) The receipt by the Administrative Agent of a Borrowing Request in accordance with Section 2.03 or a request for a Letter of Credit in accordance with Section 2.08(b), as applicable.

Each request for a Borrowing and each issuance, amendment, renewal or extension of any Letter of Credit shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in
Section 6.02(a) through (e).

                                   ARTICLE VII
                         REPRESENTATIONS AND WARRANTIES

     The Borrower represents and warrants to the Lenders that:

     Section 7.01 Organization; Powers. Each of the Borrower and its Subsidiaries is duly organized, validly existing and, if applicable, in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority, and has all material governmental licenses, authorizations, consents and approvals necessary, to own its assets and to carry on its business as now conducted, and is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required, except where failure to have such power, authority, licenses, authorizations, consents, approvals and qualifications could not reasonably be expected to have a Material Adverse Effect.

     Section 7.02 Authority; Enforceability. The Transactions are within the Borrower's and each Guarantor's corporate powers and have been duly authorized by all necessary corporate and, if required, member action (including, without limitation, any action required to be taken by any class of directors of the Borrower or any other Person, whether interested or disinterested, in order to ensure the due authorization of the Transactions). When executed and delivered, each Loan Document to which the Borrower and any Guarantor is a party will have been duly executed and delivered by the Borrower and such Guarantor and will constitute a legal, valid and binding obligation of the Borrower and such Guarantor, as applicable, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

     Section 7.03 Approvals; No Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any other third Person (including the members or any class of directors of the Borrower or any other Person, whether interested or disinterested), nor is any such consent, approval, registration, filing or other action necessary for the validity or enforceability of any Loan Document or the consummation of the transactions contemplated thereby, except such as have been obtained or made and are in full force and effect, and except for the filing and recording of Security Instruments to perfect the Liens created hereby, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Borrower or any of its Subsidiaries or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Borrower or any of its Subsidiaries or their Properties, or give rise to a right thereunder to require any payment to be made by the Borrower or such Subsidiary and (d) will not result in the creation or imposition of any Lien on any Property of the Borrower or any of its Subsidiaries (other than the Liens created by the Loan Documents).

     Section 7.04 Financial Position; No Material Adverse Change.

          (a) The Borrower has heretofore furnished to the Lenders the unaudited pro forma financial statements of Borrower ended December 31, 2004 and the nine month ended September 30, 2005, and the combined historical financial statements for the Moriah Group as of September 30, 2005. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of Borrower and the Moriah Group as of such dates and for such periods in accordance with GAAP.

          (b) Since September 30, 2005, (i) there has been no event, development or circumstance that has had or could reasonably be expected to have a Material Adverse Effect and (ii) the business of the Borrower and its Subsidiaries has been conducted only in the ordinary course consistent with past business practices.

          (c) Neither the Borrower nor any of its Subsidiaries has on the date hereof any material Debt (including Disqualified Capital Stock), or any contingent liabilities, off-balance sheet liabilities or partnerships, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in the Financial Statements.

     Section 7.05 Litigation. Except as set forth on Schedule 7.05, there are no actions, suits, investigations or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any of its Subsidiaries (a) as to which there is a reasonable possibility of an adverse determination that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or (b) that involve any Loan Document or the Transactions. Since the date of this Agreement, there has been no change in the status of the matters disclosed in Schedule 7.05 that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect.

     Section 7.06 Environmental Matters. Except as could not be reasonably expected to have a Material Adverse Effect (or with respect to (c), (d) and (e) below, where the failure to take such actions could not be reasonably expected to have a Material Adverse Effect):

          (a) neither any Property of the Borrower or any of its Subsidiaries nor the operations conducted thereon violate any order or requirement of any court or Governmental Authority or any Environmental Laws.

          (b) no Property of the Borrower or any of its Subsidiaries nor the operations currently conducted thereon or, to the knowledge of the Borrower, by any prior owner or operator of such Property or operation, are in violation of or subject to any existing, pending or threatened action, suit, investigation, inquiry or proceeding by or before any court or Governmental Authority or to any remedial obligations under Environmental Laws.

          (c) all notices, permits, licenses, exemptions, approvals or similar authorizations, if any, required to be obtained or filed in connection with the operation or use of any and all Property of the Borrower and each of its Subsidiaries, including, without limitation, past or present treatment, storage, disposal or release of a hazardous substance, oil and gas waste or solid waste into the environment, have been duly obtained or filed or requested, and the Borrower and each of its Subsidiaries are in compliance with the terms and conditions of all such notices, permits, licenses and similar authorizations.

          (d) all hazardous substances, solid waste and oil and gas waste, if any, generated at any and all Property of the Borrower or any of its Subsidiaries have in the past been transported, treated and disposed of in accordance with Environmental Laws and so as not to pose an imminent and substantial endangerment to public health or welfare or the environment, and, to the knowledge of the Borrower, all such transport carriers and treatment and disposal facilities have been and are operating in compliance with Environmental Laws and so as not to pose an imminent and substantial endangerment to public health or welfare or the environment, and are not the subject of any existing, pending or threatened action, investigation or inquiry by any Governmental Authority in connection with any Environmental Laws.

          (e) the Borrower has taken all steps reasonably necessary to determine and has determined that no oil, hazardous substances, solid waste or oil and gas waste, have been disposed of or otherwise released and there has been no threatened release of any oil, hazardous substances, solid waste or oil and gas waste on or to any Property of the Borrower or any of its Subsidiaries except in compliance with Environmental Laws and so as not to pose an imminent and substantial endangerment to public health or welfare or the environment.

          (f) to the extent applicable, all Property of the Borrower and each of its Subsidiaries currently satisfies all design, operation, and equipment requirements imposed by the OPA, and the Borrower does not have any reason to believe that such Property, to the extent subject to the OPA, will not be able to maintain compliance with the OPA requirements during the term of this Agreement.

          (g) neither the Borrower nor any of its Subsidiaries has any known contingent liability or Remedial Work in connection with any release or threatened release of any oil, hazardous substance, solid waste or oil and gas waste into the environment.

     Section 7.07 Compliance with the Laws and Agreements; No Defaults.

          (a) Each of the Borrower and its Subsidiaries is in compliance with all Governmental Requirements applicable to it or its Property and all agreements and other instruments binding upon it or its Property, and possesses all licenses, permits, franchises, exemptions, approvals and other authorizations granted by Governmental Authorities necessary for the ownership of its Property and the present conduct of its business, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

          (b) Neither the Borrower nor any of its Subsidiaries is in default nor has any event or circumstance occurred which, but for the expiration of any applicable grace period or the giving of notice, or both, would constitute a default or would require the Borrower or any of its Subsidiaries to Redeem or make any offer to Redeem all or any portion of any Debt outstanding under any indenture, note, credit agreement or instrument pursuant to which any Material Indebtedness is outstanding or by which the Borrower or any of its Subsidiaries or any of their Properties is bound.

          (c) No Default has occurred and is continuing.

     Section 7.08 Investment Company Act. Neither the Borrower nor any of its Subsidiaries is an "investment company" or a company "controlled" by an "investment company," within the meaning of, or subject to regulation under, the Investment Company Act of 1940, as amended.

     Section 7.9 Taxes. Each of the Borrower and its Subsidiaries has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which the Borrower or such Subsidiary, as applicable, has set aside on its books adequate reserves in accordance with GAAP or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of Taxes and other governmental charges are, in the reasonable opinion of the Borrower, adequate. No Tax Lien has been filed and, to the knowledge of the Borrower, no claim is being asserted with respect to any such Tax or other such governmental charge.

     Section 7.10 ERISA.

          (a) The Borrower, its Subsidiaries and each ERISA Affiliate have complied in all material respects with ERISA and, where applicable, the Code regarding each Plan, if any.

          (b) Each Plan, if any, is, and has been, maintained in substantial compliance with ERISA and, where applicable, the Code.

          (c) No act, omission or transaction has occurred that could result in imposition on the Borrower, any of its Subsidiaries or any ERISA Affiliate (whether directly or indirectly) of (i) either a civil penalty assessed pursuant to subsections (c), (i) or (l) of section 502 of ERISA or a tax imposed pursuant to Chapter 43 of Subtitle D of the Code or (ii) breach of fiduciary duty liability damages under section 409 of ERISA.

          (d) No Plan (other than a defined contribution plan) or any trust created under any such Plan has been terminated since September 2, 1974. No liability to the PBGC (other than for the payment of current premiums which are not past due) by the Borrower, any of its Subsidiaries or any ERISA Affiliate has been or is expected by the Borrower, any of its Subsidiaries or any ERISA Affiliate to be incurred with respect to any Plan. No ERISA Event with respect to any Plan has occurred.

          (e) Full payment when due has been made of all amounts which the Borrower, any of its Subsidiaries or any ERISA Affiliate is required under the terms of each Plan, if any, or applicable law to have paid as contributions to such Plan as of the date hereof, and no accumulated funding deficiency (as defined in section 302 of ERISA and section 412 of the Code), whether or not waived, exists with respect to any Plan.

          (f) The actuarial present value of the benefit liabilities under each Plan, if any, which is subject to Title IV of ERISA does not, as of the end of the Borrower's most recently ended fiscal year, exceed the current value of the assets (computed on a plan termination basis in accordance with Title IV of ERISA) of such Plan allocable to such benefit liabilities. The term "actuarial present value of the benefit liabilities" shall have the meaning specified in section 4041 of ERISA.

          (g) Neither the Borrower, its Subsidiaries nor any ERISA Affiliate sponsors, maintains, or contributes to an employee welfare benefit plan, as defined in section 3(1) of ERISA, including, without limitation, any such plan maintained to provide benefits to former employees of such entities, that may not be terminated by the Borrower, any of its Subsidiaries or any ERISA Affiliate in its sole discretion at any time without any material liability.

          (h) Neither the Borrower, its Subsidiaries nor any ERISA Affiliate sponsors, maintains or contributes to, or has at any time in the six-year period preceding the date hereof sponsored, maintained or contributed to, any Multiemployer Plan.

          (i) Neither the Borrower, its Subsidiaries nor any ERISA Affiliate is required to provide security under section 401(a)(29) of the Code due to a Plan amendment that results in an increase in current liability for the Plan.

     Section 7.11 Disclosure; No Material Misstatements. As set forth on
Schedule 7.12, the Borrower has disclosed to the Lenders all agreements, instruments and corporate or other restrictions to which it or any of its Subsidiaries is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. None of the reports, financial statements, certificates or other information furnished by or on behalf of the Borrower or any of its Subsidiaries to the Administrative Agent or any Lender or any of their Affiliates in connection with the negotiation of this Agreement or any other Loan Document or delivered hereunder or under any other Loan Document (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time. There is no fact peculiar to the Borrower or any of its Subsidiaries that could reasonably be expected to have a Material Adverse Effect or in the future is reasonably likely to have a Material Adverse Effect and which has not been set forth in this Agreement or the Loan Documents or the other documents, certificates and statements furnished to the Administrative Agent or the Lenders by or on behalf of the Borrower or any of its Subsidiaries prior to, or on, the date hereof in connection with the transactions contemplated hereby. There are no statements or conclusions in any Reserve Report which are based upon or include misleading information or fail to take into account material information regarding the matters reported therein.

     Section 7.12 Insurance. The Borrower has, and has caused all of its Subsidiaries to have, (a) all insurance policies sufficient for the compliance by each of them with all material Governmental Requirements and all material agreements and (b) insurance coverage in at least amounts and against such risk (including, without limitation, public liability) that are usually insured against by companies similarly situated and engaged in the same or a similar business for the assets and operations of the Borrower and its Subsidiaries. The Administrative Agent and the Lenders have been named as additional insureds in respect of such liability insurance policies and the Administrative Agent has been named as loss payee with respect to Property loss insurance.

     Section 7.13 Restriction on Liens. Neither the Borrower nor any of its Subsidiaries is a party to any material agreement or arrangement, or subject to any order, judgment, writ or decree, which either restricts or purports to restrict its ability to grant Liens to the Administrative Agent and the Lenders on or in respect of their Properties to secure the Indebtedness and the Loan Documents.

     Section 7.14 Subsidiaries. Except as set forth on Schedule 7.15 or as disclosed in writing to the Administrative Agent (which shall promptly furnish a copy to the Lenders), which shall be a supplement to Schedule 7.15, the Borrower has no Subsidiaries. The Borrower has no Foreign Subsidiaries.

     Section 7.15 Location of Business and Offices. The Borrower's jurisdiction of organization is Delaware; the name of the Borrower as listed in the public records of its jurisdiction of organization is Legacy Reserves LP, and the organizational identification number of the Borrower in its jurisdiction of organization is 4038949 (or as set forth in a notice delivered to the Administrative Agent pursuant to Section 8.01(m) in accordance with Section 12.01). The Borrower's principal place of business and chief executive offices are located at the address specified in Section 12.01 (or as set forth in a notice delivered pursuant to Section 8.01(m) and Section 12.01(c)). Each Subsidiary's jurisdiction of organization, name as listed in the public records of its jurisdiction of organization, organizational identification number in its jurisdiction of organization, and the location of its principal place of business and chief executive office is stated on Schedule 7.15 (or as set forth in a notice delivered pursuant to Section 8.01(m)).

     Section 7.16 Properties; Titles, Etc.

          (a) Each of the Borrower and its Subsidiaries has good and defensible title to its Oil and Gas Properties evaluated in the most recently delivered Reserve Report and good title to all its personal Properties, in each case, free and clear of all Liens except Liens permitted by Section 9.03. After giving full effect to the Excepted Liens, the Borrower or any of its Subsidiaries specified as the owner owns the net interests in production attributable to the Hydrocarbon Interests as reflected in the most recently delivered Reserve Report, and the ownership of such Properties shall not in any material respect obligate the Borrower or any of its Subsidiaries to bear the costs and expenses relating to the maintenance, development and operations of each such Property in an amount in excess of the working interest of each Property set forth in the most recently delivered Reserve Report that is not offset by a corresponding proportionate increase in the Borrower's or any of its Subsidiaries' net revenue interest in such Property.

          (b) All material leases and agreements necessary for the present conduct of the business of the Borrower and its Subsidiaries are valid and subsisting, in full force and effect, and there exists no default or event or circumstance which with the giving of notice or the passage of time or both would give rise to a default under any such lease or leases, which could reasonably be expected to have a Material Adverse Effect.

          (c) The rights and Properties presently owned, leased or licensed by the Borrower and its Subsidiaries including, without limitation, all easements and rights of way, include all rights and Properties necessary to permit the Borrower and its Subsidiaries to conduct their business in all material respects as of the date hereof.

          (d) All of the material Properties of the Borrower and each of its Subsidiaries that are reasonably necessary for the operation of their businesses are in good working condition and are maintained in accordance with prudent business standards.

          (e) The Borrower and each of its Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual Property material to its business, and the use thereof by the Borrower and such Subsidiary does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. The Borrower and its Subsidiaries either own or have valid licenses or other rights to use all databases, geological data, geophysical data, engineering data, seismic data, maps, interpretations and other technical information used in their businesses as presently conducted, subject to the limitations contained in the agreements governing the use of the same, which limitations are customary for companies engaged in the business of the exploration and production of Hydrocarbons, with such exceptions as could not reasonably be expected to have a Material Adverse Effect.

     Section 7.17 Maintenance of Properties. Except for such acts or failures to act as could not be reasonably expected to have a Material Adverse Effect, the Oil and Gas Properties (and Properties unitized therewith) have been maintained, operated and developed in a good and workmanlike manner and in conformity with all Government Requirements and in conformity with the provisions of all leases, subleases or other contracts comprising a part of the Hydrocarbon Interests and other contracts and agreements forming a part of the Oil and Gas Properties. Specifically in connection with the foregoing, except as could not reasonably be expected to have a Material Adverse Effect, (a) no Oil and Gas Property is subject to having allowable production reduced below the full and regular allowable (including the maximum permissible tolerance) because of any overproduction (whether or not the same was permissible at the time) and (b) none of the wells comprising a part of the Oil and Gas Properties (or Properties unitized therewith) is deviated from the vertical more than the maximum permitted by Government Requirements, and such wells are, in fact, bottomed under and are producing from, and the well bores are wholly within, the Oil and Gas Properties (or in the case of wells located on Properties unitized therewith, such unitized Properties). All pipelines, wells, gas processing plants, platforms and other material improvements, fixtures and equipment owned in whole or in part by the Borrower or any of its Subsidiaries that are necessary to conduct normal operations are being maintained in a state adequate to conduct normal operations, and with respect to such of the foregoing which are operated by the Borrower or any of its Subsidiaries, in a manner consistent with the Borrower's or its Subsidiaries' past practices (other than those the failure of which to maintain in accordance with this Section 7.17 could not reasonably be expect to have a Material Adverse Effect).

     Section 7.18 Gas Imbalances, Prepayments. As of the date hereof, except as set forth on Schedule 7.18 or on the most recent certificate delivered pursuant to Section 8.12(c), on a net basis there are no gas imbalances, take or pay or other prepayments which would require the Borrower or any of its Subsidiaries to deliver, in the aggregate, two percent (2%) or more of the monthly production from Hydrocarbons produced from the Oil and Gas Properties at some future time without then or thereafter receiving full payment therefor.

     Section 7.19 Marketing of Production. Except for contracts listed and in effect on the date hereof on Schedule 7.19, and thereafter either disclosed in writing to the Administrative Agent or included in the most recently delivered Reserve Report (with respect to all of which contracts the Borrower represents that it or its Subsidiaries are receiving a price for all production sold thereunder which is computed substantially in accordance with the terms of the relevant contract and are not having deliveries curtailed substantially below the subject Property's delivery capacity), no material agreements exist which are not cancelable on 60 days notice or less without penalty or detriment for the sale of production from the Borrower's or its Subsidiaries' Hydrocarbons (including, without limitation, calls on or other rights to purchase, production, whether or not the same are currently being exercised) that (a) pertain to the sale of production at a fixed price and (b) have a maturity or expiry date of more than six (6) months from the date hereof.

     Section 7.20 Swap Agreements. Schedule 7.20, as of the date hereof, and after the date hereof, each report required to be delivered by the Borrower pursuant to Section 8.01(e), sets forth, a true and complete list of all Swap Agreements of the Borrower and each of its Subsidiaries, the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the net marked-to-market value thereof, all credit support agreements relating thereto (including any margin required or supplied) and the counterparty to each such agreement.

     Section 7.21 Use of Loans and Letters of Credit. The proceeds of the Loans and the Letters of Credit shall be used (a) to refinance the existing debt of the Borrower (including the Subordinated Debt), (b) for the acquisition, exploration and development of oil and gas properties, (c) for the issuance of Letters of Credit, (d) for any distribution advances of Available Cash, provided that if the Borrowing Base Utilization Percentage is equal to or exceeds 90% before or after giving effect to the requested Loan or Letter of Credit, then no proceeds of any Loan or any Letter of Credit may be used to fund Restricted Payments under Section 9.04, and (e) for general corporate purposes. The Borrower and its Subsidiaries are not engaged principally, or as one of its or their important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying margin stock (within the meaning of Regulation T, U or X of the Board). No part of the proceeds of any Loan or Letter of Credit will be used for any purpose which violates the provisions of Regulations T, U or X of the Board.

     Section 7.22 Solvency. After giving effect to the transactions contemplated hereby, (a) the aggregate assets (after giving effect to amounts that could reasonably be received by reason of indemnity, offset, insurance or any similar arrangement), at a fair valuation, of the Borrower and the Guarantors, taken as a whole, will exceed the aggregate Debt of the Borrower and the Guarantors on a consolidated basis, as the Debt becomes absolute and matures, (b) each of the Borrower and the Guarantors will not have incurred or intended to incur, and will not believe that it will incur, Debt beyond its ability to pay such Debt (after taking into account the timing and amounts of cash to be received by each of the Borrower and the Guarantors and the amounts to be payable on or in respect of its liabilities, and giving effect to amounts that could reasonably be received by reason of indemnity, offset, insurance or any similar arrangement) as such Debt becomes absolute and matures and (c) each of the Borrower and the Guarantors will not have (and will have no reason to believe that it will have thereafter) unreasonably small capital for the conduct of its business.

                                  ARTICLE VIII
                              AFFIRMATIVE COVENANTS

     Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder and all other amounts payable under the Loan Documents shall have been paid in full and all Letters of Credit shall have expired or terminated and all LC Disbursements shall have been reimbursed, the Borrower covenants and agrees with the Lenders that:

     Section 8.01 Financial Statements; Ratings Change; Other Information. The Borrower will furnish to the Administrative Agent and each Lender:

          (a) Annual Financial Statements. As soon as available, but in any event not later than 90 days after the end of each fiscal year, the Borrower's audited consolidated balance sheet and related statements of operations, members' equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by independent public accountants of recognized national standing and reasonably acceptable to the

Administrative Agent (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial position and results of operations of the Borrower and its Consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied.

          (b) Quarterly Financial Statements. As soon as available, but in any event not later than 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, its consolidated balance sheet and related statements of operations, members' equity and cash flows as of the end of and for such quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by a Financial Officer as presenting fairly in all material respects the financial position and results of operations of the Borrower and its Consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes.

          (c) Certificate of Financial Officer -- Compliance. Concurrently with any delivery of financial statements under Section 8.01(a) or Section 8.01(b), a certificate of a Financial Officer in substantially the form of Exhibit B hereto
(i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Section 9.01 and (iii) stating whether any change in GAAP or in the application thereof has occurred since the Effective Date and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate.

          (d) Certificate of Accounting Firm -- Defaults. Concurrently with any delivery of financial statements under Section 8.01(a), a certificate of the accounting firm that reported on such financial statements stating whether they obtained knowledge during the course of their examination of such financial statements of any Default (which certificate may be limited to the extent required by accounting rules or guidelines).

          (e) Certificate of Financial Officer - Swap Agreements. Concurrently with any delivery of financial statements under Section 8.01(a) and Section 8.01(b), a certificate of a Financial Officer, in form and substance satisfactory to the Administrative Agent, setting forth as of the last Business Day of such calendar month or fiscal year, a true and complete list of all Swap Agreements of the Borrower and each of its Subsidiaries, the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the net mark-to-market value therefor, any new credit support agreements relating thereto not listed on Schedule 7.21, any margin required or supplied under any credit support document, and the counterparty to each such agreement.

          (f) Certificate of Insurer - Insurance Coverage. Concurrently with any delivery of financial statements under Section 8.01(a), a certificate of insurance coverage from each insurer with respect to the insurance required by
Section 8.07, in form and substance satisfactory to the Administrative Agent, and, if requested by the Administrative Agent or any Lender, all copies of the applicable policies.

          (g) Other Accounting Reports. Promptly upon receipt thereof, a copy of each other report or letter submitted to the Borrower or any of its Subsidiaries by independent accountants in connection with any annual, interim or special audit made by them of the books of the Borrower or any such Subsidiary, and a copy of any response by the Borrower or any such Subsidiary to such letter or report.

          (h) SEC and Other Filings; Reports to shareholders. Promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Borrower or any Subsidiary with the SEC, or with any national securities exchange, or distributed by the Borrower to its shareholders generally, as the case may be.

          (i) Notices Under Material Instruments. Promptly after the furnishing thereof, copies of any financial statement, report or notice furnished to or by any Person pursuant to the terms of any preferred stock designation, indenture, loan or credit or other similar agreement, other than this Agreement and not otherwise required to be furnished to the Lenders pursuant to any other provision of this Section 8.01.

          (j) Lists of Purchasers. Concurrently with the delivery of any Reserve Report to the Administrative Agent pursuant to Section 8.12, a list of all Persons purchasing Hydrocarbons from the Borrower or any of its Subsidiaries.

          (k) Notice of Sales of Oil and Gas Properties. In the event the Borrower or any of its Subsidiaries intends to sell, transfer, assign or otherwise dispose of any Oil or Gas Properties included in the most recently delivered Reserve Report (or any Equity Interests in any Subsidiary owning interests in such Oil and Gas Properties) during any period between two successive Scheduled Redetermination Dates having a fair market value, individually or in the aggregate, in excess of $250,000, prior written notice of such disposition, the price thereof, the anticipated date of closing, and any other details thereof requested by the Administrative Agent or any Lender.

          (l) Notice of Casualty Events. Prompt written notice, and in any event within three Business Days, of the occurrence of any Casualty Event or the commencement of any action or proceeding that could reasonably be expected to result in a Casualty Event.

          (m) Information Regarding Borrower and Guarantors. Prompt written notice (and in any event within thirty (30) days prior thereto) of any change
(i) in the Borrower or any Guarantor's corporate name or in any trade name used to identify such Person in the conduct of its business or in the ownership of its Properties, (ii) in the location of the Borrower or any Guarantor's chief executive office or principal place of business, (iii) in the Borrower or any Guarantor's identity or corporate structure or in the jurisdiction in which such Person is incorporated or formed, (iv) in the Borrower or any Guarantor's jurisdiction of organization or such Person's organizational identification number in such jurisdiction of organization, and (v) in the Borrower or any Guarantor's federal taxpayer identification number, if any.

          (n) Production Report and Lease Operating Statements. Within 30 days after the end of each fiscal quarter, a report setting forth, for each calendar month during the then-current fiscal year to date, the volume of production and sales attributable to production (and the prices at which such sales were made and the revenues derived from such sales) for each such calendar month from the Oil and Gas Properties, and setting forth the related ad valorem, severance and production taxes and lease operating expenses attributable thereto and incurred for each such calendar month.

          (o) Notices of Certain Changes. Promptly, but in any event within five
(5) Business Days after the execution thereof, copies of any amendment, modification or supplement to the certificate or articles of incorporation, by-laws, any preferred stock designation or any other organic document of the Borrower or any of its Subsidiaries.

          (p) Annual Budget. Promptly, but in any event within 90 days after the end of each fiscal year, a budget for the then current fiscal year, including a pro forma balance sheet and income and cash flow projections.

          (q) Certificate of Financial Officer - Available Cash. As soon as available, but in any event not later than 45 days after the end of each fiscal quarter, commencing with the quarter ending on June 30, 2006, a certificate of a financial officer (i) setting forth reasonably detailed calculations of Available Cash with respect to such quarter and (ii) the distributions to holders of Borrower's Equity Interests with respect to such quarter.

          (r) Other Requested Information. Promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Borrower or any of its Subsidiaries (including, without limitation, any Plan or Multiemployer Plan and any reports or other information required to be filed under ERISA), or compliance with the terms of this Agreement or any other Loan Document, as the Administrative Agent or any Lender may reasonably request.

     Section 8.02 Notices of Material Events. The Borrower will furnish to the Administrative Agent and each Lender, promptly after the Borrower obtains knowledge thereof, written notice of the following:

          (a) the occurrence of any Default;

          (b) the filing or commencement of, or the threat in writing of, any action, suit, investigation, arbitration or proceeding by or before any arbitrator or Governmental Authority against or affecting the Borrower or any Subsidiary thereof, or any material adverse development in any action, suit, proceeding, investigation or arbitration (whether or not previously disclosed to the Lenders), that, in either case, if adversely determined, could reasonably be expected to result in liability in excess of $500,000;

          (c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrower and its Subsidiaries in an aggregate amount exceeding $500,000; and

          (d) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section 8.02 shall be accompanied by a statement of a Responsible Officer setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

     Section 8.03 Existence; Conduct of Business. The Borrower will, and will cause each of its Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business and maintain, if necessary, its qualification to do business in each other jurisdiction in which any of its Oil and Gas Properties is located or the ownership of its Properties requires such qualification, except where the failure to so qualify could not reasonably be expected to have a Material Adverse Effect; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 9.12.

     Section 8.04 Payment of Obligations. The Borrower will, and will cause each of its Subsidiaries to, pay its obligations, including Tax liabilities of the Borrower and all of its Subsidiaries before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) the Borrower or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect or result in the seizure or levy of any Property of the Borrower or any of its Subsidiaries.

     Section 8.05 Performance of Obligations under Loan Documents. The Borrower will pay the Notes according to the reading, tenor and effect thereof, and the Borrower will, and the Borrower will cause each of its Subsidiaries to do and perform every act and discharge all of the obligations to be performed and discharged by them under the Loan Documents, including, without limitation, this Agreement, at the time or times and in the manner specified.

     Section 8.06 Operation and Maintenance of Properties. The Borrower will, and will cause each of its Subsidiaries to:

          (a) operate its Oil and Gas Properties and other material Properties or cause such Oil and Gas Properties and other material Properties to be operated in a careful and efficient manner in accordance with the practices of the industry and in compliance with all applicable contracts and agreements and in compliance with all Governmental Requirements, including, without limitation, applicable proration requirements and Environmental Laws, and all applicable laws, rules and regulations of every other Governmental Authority from time to time constituted to regulate the development and operation of its Oil and Gas Properties and the production and sale of Hydrocarbons and other minerals therefrom, except, in each case, where the failure to comply could not reasonably be expected to have a Material Adverse Effect.

          (b) keep and maintain all Property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted preserve, maintain and keep in good repair, working order and efficiency (ordinary wear and tear excepted) all of its material Oil and Gas Properties and other material Properties, including, without limitation, all material equipment, machinery and facilities.

          (c) promptly pay and discharge, or make reasonable and customary efforts to cause to be paid and discharged, all delay rentals, royalties, expenses and indebtedness accruing under the leases or other agreements affecting or pertaining to its Oil and Gas Properties and will do all other things necessary to keep unimpaired their rights with respect thereto and prevent any forfeiture thereof or default thereunder.

          (d) promptly perform or make reasonable and customary efforts to cause to be performed, in accordance with industry standards and in all material respects, the obligations required by each and all of the assignments, deeds, leases, sub-leases, contracts and agreements affecting its interests in its Oil and Gas Properties and other material Properties.

          (e) to the extent the Borrower or one of its Subsidiaries is not the operator of any Property, the Borrower shall use reasonable efforts to cause the operator to comply with this Section 8.06.

     Section 8.07 Insurance. The Borrower will, and will cause each of its Subsidiaries to, maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations. The loss payable clauses or provisions in said insurance policy or policies insuring any of the collateral for the Loans shall be endorsed in favor of and made payable to the Administrative Agent as its interests may appear and such policies shall name the Administrative Agent and the Lenders as "additional insureds" and provide that the insurer will give at least 30 days prior notice of any cancellation to the Administrative Agent.

     Section 8.08 Books and Records; Inspection Rights. The Borrower will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. The Borrower will, and will cause each of its Subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice, to visit and inspect its Properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested.

     Section 8.09 Compliance with Laws. The Borrower will, and will cause each of its Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to them or their Property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

     Section 8.10 Environmental Matters.

          (a) The Borrower shall, and shall cause each of its Subsidiaries to:
(i) comply, and shall cause its Properties and operations and each of its Subsidiaries and each Subsidiary's Properties and operations to comply, with all applicable Environmental Laws, the breach of which could be reasonably expected to have a Material Adverse Effect; (ii) not dispose of or otherwise release, and shall cause each Subsidiary not to dispose of or otherwise release, any oil, oil and gas waste, hazardous substance, or solid waste on, under, about or from any of the Borrower's or its Subsidiaries' Properties or any other Property to the extent caused by the Borrower's or any of its Subsidiaries' operations except in compliance with applicable Environmental Laws, the disposal or release of which could reasonably be expected to have a Material Adverse Effect; (iii) timely obtain or file, and shall cause each of its Subsidiaries to timely obtain or file, all notices, permits, licenses, exemptions, approvals, registrations or other authorizations, if any, required under applicable Environmental Laws to be obtained or filed in connection with the operation or use of the Borrower's or its Subsidiaries' Properties, which failure to obtain or file could reasonably be expected to have a Material Adverse Effect; (iv) promptly commence and diligently prosecute to completion, and shall cause each of its Subsidiaries to promptly commence and diligently prosecute to completion, any assessment, evaluation, investigation, monitoring, containment, cleanup, removal, repair, restoration, remediation or other remedial obligations (collectively, the "Remedial Work") in the event any

Remedial Work is required or reasonably necessary under applicable Environmental Laws because of or in connection with the actual or suspected past, present or future disposal or other release of any oil, oil and gas waste, hazardous substance or solid waste on, under, about or from any of the Borrower's or its Subsidiaries' Properties, which failure to commence and diligently prosecute to completion could reasonably be expected to have a Material Adverse Effect; and
(v) establish and implement, and shall cause each of its Subsidiaries to establish and implement, such procedures as may be reasonably necessary to continuously determine and assure that the Borrower's and its Subsidiaries' obligations under this Section 8.10(a) are timely and fully satisfied, which failure to establish and implement could reasonably be expected to have a Material Adverse Effect.

          (b) The Borrower will promptly, but in no event later than five days after the occurrence thereof, notify the Administrative Agent and the Lenders in writing of any threatened action, investigation or inquiry by any Governmental Authority or any threatened demand or lawsuit by any landowner or other third party against the Borrower or its Subsidiaries or their Properties of which the Borrower has knowledge in connection with any Environmental Laws (excluding routine testing and corrective action) if the Borrower reasonably anticipates that such action will result in liability (whether individually or in the aggregate) in excess of $500,000, not fully covered by insurance, subject to normal deductibles.

          (c) The Borrower will, and will cause each of its Subsidiaries to, provide environmental audits and tests in accordance with American Society of Testing Materials standards upon request by the Administrative Agent and the Lenders (or as otherwise required to be obtained by the Administrative Agent or the Lenders by any Governmental Authority), in connection with any future acquisitions of Oil and Gas Properties or other material Properties.

     Section 8.11 Further Assurances.

          (a) The Borrower at its sole expense will, and will cause each of its Subsidiaries to, promptly execute and deliver to the Administrative Agent all such other documents, agreements and instruments reasonably requested by the Administrative Agent to comply with, cure any defects or accomplish the conditions precedent, covenants and agreements of the Borrower or any of its Subsidiaries, as the case may be, in the Loan Documents, including the Notes, or to further evidence and more fully describe the collateral intended as security for the Indebtedness, or to correct any omissions in this Agreement or the Security Instruments, or to state more fully the obligations secured therein, or to perfect, protect or preserve any Liens created pursuant to this Agreement or any of the Security Instruments or the priority thereof, or to make any recordings, file any notices or obtain any consents, all as may be reasonably necessary or appropriate, in the sole discretion of the Administrative Agent, in connection therewith.

          (b) The Borrower hereby authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Mortgaged Property without the signature of the Borrower or any other Guarantor where permitted by law. A carbon, photographic or other reproduction of the Security Instruments or any financing statement covering the Mortgaged Property or any part thereof shall be sufficient as a financing statement where permitted by law. The Administrative Agent will promptly send the Borrower any financing or continuation statements it files without the signature of the Borrower or any other Guarantor and the Administrative Agent will promptly send the Borrower the filing or recordation information with respect thereto.

     Section 8.12 Reserve Reports.

          (a) On or before March 1st and September 1st of each year, commencing on the Effective Date, the Borrower shall furnish to the Administrative Agent and the Lenders a Reserve Report as of the immediately preceding January 1 or July 1, as applicable. The Reserve Report as of July 1 of each year shall be prepared by one or more petroleum engineers reasonably acceptable to the Administrative Agent and the January 1 Reserve Report of each year shall be prepared by or under the supervision of the chief engineer of the Borrower who shall certify such Reserve Report to be true and accurate and to have been prepared in accordance with the procedures used in the immediately preceding July 1 Reserve Report.

          (b) In the event of an Interim Redetermination, the Borrower shall furnish to the Administrative Agent and the Lenders a Reserve Report prepared by or under the supervision of the chief engineer of the Borrower who shall certify such Reserve Report to be true and accurate and to have been prepared in accordance with the procedures used in the immediately preceding January 1 Reserve Report. For any Interim Redetermination requested by the Administrative Agent or the Borrower pursuant to Section 2.07(b), the Borrower shall provide such Reserve Report with an "as of" date as required by the Administrative Agent as soon as possible, but in any event no later than thirty (30) days following the receipt of such request.

          (c) With the delivery of each Reserve Report, the Borrower shall provide to the Administrative Agent and the Lenders a certificate from a Responsible Officer certifying that in all material respects: (i) the information contained in the Reserve Report and any other information delivered in connection therewith is true and correct, (ii) the Borrower or its Subsidiaries owns good and defensible title to the Oil and Gas Properties evaluated in such Reserve Report and such Properties are free of all Liens except for Liens permitted by Section 9.03, (iii) except as set forth on an exhibit to the certificate, on a net basis there are no gas imbalances, take or pay or other prepayments in excess of the volume specified in Section 7.18 with respect to their Oil and Gas Properties evaluated in such Reserve Report that would require the Borrower or any of its Subsidiaries to deliver Hydrocarbons either generally or produced from such Oil and Gas Properties at some future time without then or thereafter receiving full payment therefor, (iv) none of their Oil and Gas Properties have been sold since the date of the last Borrowing Base determination except as set forth on an exhibit to the certificate, which certificate shall list all of its Oil and Gas Properties sold and in such detail as reasonably required by the Administrative Agent, (v) attached to the certificate is a list of all marketing agreements entered into subsequent to the later of the date hereof or the most recently delivered Reserve Report that the Borrower could reasonably be expected to have been obligated to list on Schedule
7.19 had such agreement been in effect on the date hereof and (vi) attached thereto is a schedule of the Oil and Gas Properties evaluated by such Reserve Report that are Mortgaged Properties and demonstrating the percentage of the present value that such Mortgaged Properties represent.

     Section 8.13 Title Information.

          (a) On or before the delivery to the Administrative Agent and the Lenders of each Reserve Report required by Section 8.12(a), to the extent requested by the Administrative Agent, the Borrower will deliver title information in form and substance acceptable to the Administrative Agent covering enough of the Oil and Gas Properties evaluated by such Reserve Report that were not included in the immediately preceding Reserve Report, so that the Administrative Agent shall have received together with title information previously delivered to the

Administrative Agent, satisfactory title information on at least 80% of the total value of the Oil and Gas Properties evaluated by such Reserve Report.

          (b) If the Borrower has provided title information for additional Properties under Section 8.13(a), the Borrower shall, within 60 days of notice from the Administrative Agent that title defects or exceptions exist with respect to such additional Properties, either (i) cure any such title defects or exceptions (including defects or exceptions as to priority) which are not permitted by Section 9.03 raised by such information, (ii) substitute acceptable Mortgaged Properties with no title defects or exceptions except for Excepted Liens (other than Excepted Liens described in clauses (e), (g) and (h) of such definition) having an equivalent value or (iii) deliver title information in form and substance reasonably acceptable to the Administrative Agent so that the Administrative Agent shall have received, together with title information previously delivered to the Administrative Agent, satisfactory title information on at least 80% of the value of the Oil and Gas Properties evaluated by such Reserve Report.

          (c) If the Borrower is unable to cure any title defect requested by the Administrative Agent or the Lenders to be cured within the 60-day period or the Borrower does not comply with the requirements to provide acceptable title information covering 80% of the value of the Oil and Gas Properties evaluated in the most recent Reserve Report, such default shall not be a Default, but instead the Administrative Agent and/or the Majority Lenders shall have the right to exercise the following remedy in their sole discretion from time to time, and any failure to so exercise this remedy at any time shall not be a waiver as to future exercise of the remedy by the Administrative Agent or the Lenders. To the extent that the Administrative Agent or the Majority Lenders are not reasonably satisfied with title to any Mortgaged Property after the 60-day period has elapsed, such unacceptable Mortgaged Property shall not count towards the 80% requirement, and the Administrative Agent may send a notice to the Borrower and the Lenders that the then outstanding Borrowing Base shall be reduced by an amount as determined by the Majority Lenders to cause the Borrower to be in compliance with the requirement to provide acceptable title information on 80% of the value of the Oil and Gas Properties. This new Borrowing Base shall become effective immediately after receipt of such notice.

     Section 8.14 Additional Collateral; Additional Guarantors.

          (a) In connection with each redetermination of the Borrowing Base, the Borrower shall review the Reserve Report and the list of current Mortgaged Properties (as described in Section 8.12(c)(vi)) to ascertain whether the Mortgaged Properties represent at least 80% of the total value of the Oil and Gas Properties evaluated in the most recently completed Reserve Report after giving effect to exploration and production activities, acquisitions, dispositions and production. In the event that the Mortgaged Properties do not represent at least 80% of such total value, then the Borrower shall, and shall cause its Subsidiaries to, grant to the Administrative Agent or its designee as security for the Indebtedness a first-priority Lien interest (provided the Excepted Liens of the type described in clauses (a) to (d) and (f) of the definition thereof may exist, but subject to the provisos at the end of such definition) on additional Oil and Gas Properties not already subject to a Lien of the Security Instruments such that after giving effect thereto, the Mortgaged Properties will represent at least 80% of such total value. All such Liens will be created and perfected by and in accordance with the provisions of deeds of trust, security agreements and financing statements or other Security Instruments, all in form and substance reasonably satisfactory to the Administrative Agent or its designee and in sufficient executed (and acknowledged where necessary or appropriate) counterparts for recording purposes. In order to comply with the foregoing, if any Subsidiary places a Lien on its


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

Oil and Gas Properties and such Subsidiary is not a Guarantor, then it shall become a Guarantor and comply with Section 8.14(b).

          (b) In the event that (i) the Borrower determines that any Subsidiary is a Material Domestic Subsidiary or (ii) any Domestic Subsidiary incurs or guarantees any Debt, then the Borrower shall promptly cause such Subsidiary to guarantee the Indebtedness pursuant to the Guaranty Agreement. In connection with any such guaranty, the Borrower shall, or shall cause such Subsidiary to,
(A) execute and deliver a supplement to the Guaranty Agreement executed by such Subsidiary, (B) pledge all of the Equity Interests of such Subsidiary (including, without limitation, delivery of original stock certificates evidencing the Equity Interests of such Subsidiary, together with an appropriate undated stock powers for each certificate duly executed in blank by the registered owner thereof) and (C) execute and deliver such other additional closing documents, certificates and legal opinions as shall reasonably be requested by the Administrative Agent or its designee.

     Section 8.15 ERISA Compliance. The Borrower will promptly furnish, and will cause its Subsidiaries and any ERISA Affiliate to promptly furnish, to the Administrative Agent (a) promptly after the filing thereof with the United States Secretary of Labor, the Internal Revenue Service or the PBGC, copies of each annual and other report with respect to each Plan, if any, or any trust created thereunder, (b) immediately upon becoming aware of the occurrence of any ERISA Event or of any "prohibited transaction," as described in section 406 of ERISA or in section 4975 of the Code, in connection with any Plan or any trust created thereunder, a written notice signed by the President or the principal Financial Officer of the Borrower, its Subsidiaries or the ERISA Affiliate, as the case may be, specifying the nature thereof, what action the Borrower, its Subsidiaries or the ERISA Affiliate is taking or proposes to take with respect thereto, and, when known, any action taken or proposed by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto, and (c) immediately upon receipt thereof, copies of any notice of the PBGC's intention to terminate or to have a trustee appointed to administer any Plan. With respect to each Plan, if any (other than a Multiemployer Plan), the Borrower will, and the Borrower will cause each of its Subsidiaries and ERISA Affiliates to, (i) satisfy in full and in a timely manner, without incurring any late payment or underpayment charge or penalty and without giving rise to any lien, all of the contribution and funding requirements of section 412 of the Code (determined without regard to subsections (d), (e), (f) and (k) thereof) and of section 302 of ERISA (determined without regard to sections 303, 304 and 306 of ERISA), and
(ii) pay, or cause to be paid, to the PBGC in a timely manner, without incurring any late payment or underpayment charge or penalty, all premiums required pursuant to sections 4006 and 4007 of ERISA.

     Section 8.16 Marketing Activities. The Borrower will not, and will not permit any of its Subsidiaries to, engage in marketing activities for any Hydrocarbons or enter into any contracts related thereto other than (a) contracts for the sale of Hydrocarbons scheduled or reasonably estimated to be produced from their proved Oil and Gas Properties during the period of such contract, (b) contracts for the sale of Hydrocarbons scheduled or reasonably estimated to be produced from proved Oil and Gas Properties of third parties during the period of such contract associated with the Oil and Gas Properties of the Borrower and its Subsidiaries that the Borrower or one of its Subsidiaries has the right to market pursuant to joint operating agreements, unitization agreements or other similar contracts that are usual and customary in the oil and gas business and (c) other contracts for the purchase and/or sale of Hydrocarbons of third parties (i) which have generally offsetting provisions (i.e. corresponding pricing mechanics, delivery dates and points and volumes) such that no "position" is taken and (ii) for which appropriate credit support has been taken to alleviate the material credit risks of the counterparty thereto.


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

                                   ARTICLE IX
                               NEGATIVE COVENANTS

     Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder and all other amounts payable under the Loan Documents have been paid in full and all Letters of Credit have expired or terminated and all LC Disbursements shall have been reimbursed, the Borrower covenants and agrees with the Lenders that:

     Section 9.01 Financial Covenants.

          (a) Ratio of EBITDA to Interest Expense. The Borrower will not, as of any date of determination, permit its ratio of EBITDA for the period of the four most recently ended fiscal quarters to Interest Expense for such period to be less than 2.5 to 1.0; provided, that (i) for the fiscal quarter ending June 30, 2006, EBITDA shall be EBITDA for such fiscal quarter multiplied by 4; (ii) for the six-month period ending September 30, 2006, EBITDA shall be EBITDA for such six-month period multiplied by 2; and (iii) for the nine-month period ending December 31, 2006, EBITDA shall be EBITDA for such nine-month period multiplied by 4/3.

          (b) Current Ratio. The Borrower will not permit, as of the last day of any fiscal quarter, its ratio of (i) consolidated current assets (including the unused amount of the total Commitments, but excluding non-cash assets under FAS
133) to (ii) consolidated current liabilities (excluding non-cash obligations under FAS 133 and current maturities under this Agreement) to be less than 1.0 to 1.0.

     Section 9.02 Debt. Neither the Borrower nor any of its Subsidiaries will incur, create, assume or suffer to exist any Debt, except:

          (a) the Notes or other Indebtedness arising under the Loan Documents or any guaranty of or suretyship arrangement for the Notes or other Indebtedness arising under the Loan Documents.

          (b) accounts payable and other accrued expenses, liabilities or other obligations to pay (for the deferred purchase price of Property or services) from time to time incurred in the ordinary course of business which are not greater than ninety (90) days past the date of invoice or delinquent or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP.

          (c) intercompany Debt between the Borrower and any of its Subsidiaries or between Subsidiaries to the extent permitted by Section 9.05(g); provided that such Debt is not held, assigned, transferred, negotiated or pledged to any Person other than the Borrower or one of their Wholly-Owned Subsidiaries, and, provided further, that any such Debt owed by either the Borrower or a Guarantor shall be subordinated to the Indebtedness on terms set forth in the Guaranty Agreement.

          (d) endorsements of negotiable instruments for collection in the ordinary course of business.

          (e) other Debt not to exceed $2,000,000 in the aggregate at any one time outstanding.


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

     Section 9.03 Liens. Neither the Borrower nor any of its Subsidiaries will create, incur, assume or permit to exist any Lien on any of its Properties (now owned or hereafter acquired), except:

          (a) Liens securing the payment of any Indebtedness.

          (b) Excepted Liens.

          (c) Liens on Property not constituting collateral for the Indebtedness and not otherwise permitted by the foregoing clauses of this Section 9.03; provided that the aggregate principal or face amount of all Debt secured under this Section 9.03(c) shall not exceed $100,000 at any time.

     Section 9.04 Dividends, Distributions and Redemptions. The Borrower will not, and will not permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, return any capital to its stockholders or make any distribution of their Property to their respective Equity Interest holders, except (a) the Borrower may declare and pay dividends or distributions with respect to its Equity Interests payable solely in additional shares of its Equity Interests (other than Disqualified Capital Stock), (b) Subsidiaries may declare and pay dividends or distributions ratably with respect to their Equity Interests, (c) after consummation of the Offering so long as no Borrowing Base Deficiency, Default or Event of Default has occurred and is continuing or would result therefrom, and, subject to the proviso in Section 7.21(d), the Borrower may declare and pay quarterly cash dividends to its partners of Available Cash in accordance with the Partnership Agreement, and (d) Restricted Payments made contemporaneously with the Offering (or the sale of common Equity Interests associated with any over-allotment option granted in connection with the Offering) from the net cash proceeds of sale of such Equity Interests.

     Section 9.05 Investments, Loans and Advances. Neither the Borrower nor any of its Subsidiaries will make or permit to remain outstanding any Investments in or to any Person, except that the foregoing restriction shall not apply to:

          (a) Investments reflected in the Financial Statements.

          (b) accounts receivable arising in the ordinary course of business.

          (c) direct obligations of the United States or any agency thereof, or obligations guaranteed by the United States or any agency thereof, in each case maturing within one year from the date of creation thereof.

          (d) commercial paper maturing within one year from the date of creation thereof rated in the highest grade by S&P or Moody's.

          (e) deposits maturing within one year from the date of creation thereof with, including certificates of deposit issued by, any Lender or any office located in the United States of any other bank or trust company which is organized under the laws of the United States or any state thereof, has capital, surplus and undivided profits aggregating at least $250,000,000 (as of the date of such bank or trust company's most recent financial reports) and has a short term deposit rating of no lower than A2 or P2, as such rating is set forth from time to time, by S&P or Moody's, respectively.

          (f) deposits in money market funds investing exclusively in Investments described in Section 9.05(c), Section 9.05(d) or Section 9.05(e).

          (g) Investments (i) made by the Borrower in or to the Guarantors, (ii) made by any Subsidiary in or to the Borrower or any Guarantor, and (iii) made by the Borrower or any Guarantor in Subsidiaries that are not Guarantors, provided that the aggregate of all Investments made by the Borrower and the Guarantors in or to all Subsidiaries that are not Guarantors shall not exceed $2,000,000 at any time, and only to the extent an Event of Default or Borrowing Base Deficiency does not exist and would not result from making such Investments.

          (h) Investments (including, without limitation, capital contributions) in general or limited partnerships or other types of entities (each a "venture") entered into by the Borrower or any of its Subsidiaries with others in the ordinary course of business; provided that (i) any such venture is engaged exclusively in oil and gas exploration, development, production, processing and related activities, including transportation, (ii) the interest in such venture is acquired in the ordinary course of business and on fair and reasonable terms and (iii) such venture interests acquired and capital contributions made (valued as of the date such interest was acquired or the contribution made) do not exceed, in the aggregate at any time outstanding an amount equal to $2,000,000, and only to the extent an Event of Default or Borrowing Base Deficiency does not exist and would not result from making such Investments.

          (i) subject to the limits in Section 9.06, Investments in direct ownership interests in additional Oil and Gas Properties and gas gathering systems related thereto or related to farm-out, farm-in, joint operating, joint venture or area of mutual interest agreements, gathering systems, pipelines or other similar arrangements which are usual and customary in the oil and gas exploration and production business located within the geographic boundaries of the United States of America, and only to the extent an Event of Default or Borrowing Base Deficiency does not exist and would not result from making such Investments.

          (j) loans or advances to employees, officers or directors in the ordinary course of business of the Borrower or any of its Subsidiaries, in each case only as permitted by applicable law, including Section 402 of the Sarbanes Oxley Act of 2002, but in any event not to exceed $250,000 in the aggregate at any time.

          (k) Investments in stock, obligations or securities received in settlement of debts arising from Investments permitted under this Section 9.05 owing to the Borrower or any of its Subsidiaries as a result of a bankruptcy or other insolvency proceeding of the obligor in respect of such debts or upon the enforcement of any Lien in favor of the Borrower or any of its Subsidiaries; provided that the Borrower shall give the Administrative Agent prompt written notice in the event that the aggregate amount of all investments held at any one time under this Section 9.05(i) exceeds $250,000.

     Section 9.06 Nature of Business. Neither the Borrower nor any of its Subsidiaries will allow any material change to be made in the character of its business as an independent oil and gas exploration and production company. The Borrower will not, and will not permit any of its Subsidiaries to, operate its business outside the geographical boundaries of the United States.

     Section 9.07 Limitation on Leases. Neither the Borrower nor any of its Subsidiaries will create, incur, assume or suffer to exist any obligation for the payment of rent or hire of Property of


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any kind whatsoever (real or personal but excluding leases of Hydrocarbon
Interests), under leases or lease agreements which would cause the aggregate amount of all payments made by the Borrower and its Subsidiaries pursuant to all such leases or lease agreements, including, without limitation, any residual payments at the end of any lease, to exceed $5,000,000 in any period of twelve consecutive calendar months during the life of such leases.

     Section 9.08 Proceeds of Notes. The Borrower will not permit the proceeds of the Notes to be used for any purpose other than those permitted by Section
7.21. Neither the Borrower nor any Person acting on behalf of the Borrower has taken or will take any action which might cause any of the Loan Documents to violate Regulations T, U or X or any other regulation of the Board or to violate
Section 7 of the Securities Exchange Act of 1934 or any rule or regulation thereunder, in each case as now in effect or as the same may hereinafter be in effect. If requested by the Administrative Agent, the Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form U-1 or such other form referred to in Regulation U, Regulation T or Regulation X of the Board, as the case may be.

     Section 9.09 ERISA Compliance. The Borrower and its Subsidiaries will not at any time:

          (a) engage in, or permit any ERISA Affiliate to engage in, any transaction in connection with which the Borrower any of its Subsidiaries or any ERISA Affiliate could be subjected to either a civil penalty assessed pursuant to subsections (c), (i) or (l) of section 502 of ERISA or a tax imposed by Chapter 43 of Subtitle D of the Code.

          (b) terminate, or permit any ERISA Affiliate to terminate, any Plan in a manner, or take any other action with respect to any Plan, which could result in any liability of the Borrower, any of its Subsidiaries or any ERISA Affiliate to the PBGC.

          (c) fail to make, or permit any ERISA Affiliate to fail to make, full payment when due of all amounts which, under the provisions of any Plan, agreement relating thereto or applicable law, the Borrower, any of its Subsidiaries or any ERISA Affiliate is required to pay as contributions thereto.

          (d) permit to exist, or allow any ERISA Affiliate to permit to exist, any accumulated funding deficiency within the meaning of section 302 of ERISA or section 412 of the Code, whether or not waived, with respect to any Plan.

          (e) permit, or allow any ERISA Affiliate to permit, the actuarial present value of the benefit liabilities under any Plan maintained by the Borrower, any of its Subsidiaries or any ERISA Affiliate which is regulated under Title IV of ERISA to exceed the current value of the assets (computed on a plan termination basis in accordance with Title IV of ERISA) of such Plan allocable to such benefit liabilities. The term "actuarial present value of the benefit liabilities" shall have the meaning specified in section 4041 of ERISA.

          (f) contribute to or assume an obligation to contribute to, or permit any ERISA Affiliate to contribute to or assume an obligation to contribute to, any Multiemployer Plan.

          (g) acquire, or permit any ERISA Affiliate to acquire, an interest in any Person that causes such Person to become an ERISA Affiliate with respect to the Borrower or any of its Subsidiaries or with respect to any ERISA Affiliate of the Borrower or any of its Subsidiaries if such


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Person sponsors, maintains or contributes to, or at any time in the six-year period preceding such acquisition has sponsored, maintained, or contributed to,
(i) any Multiemployer Plan, or (ii) any other Plan that is subject to Title IV of ERISA under which the actuarial present value of the benefit liabilities under such Plan exceeds the current value of the assets (computed on a plan termination basis in accordance with Title IV of ERISA) of such Plan allocable to such benefit liabilities.

          (h) incur, or permit any ERISA Affiliate to incur, a liability to or on account of a Plan under sections 515, 4062, 4063, 4064, 4201 or 4204 of ERISA.

          (i) contribute to or assume an obligation to contribute to, or permit any ERISA Affiliate to contribute to or assume an obligation to contribute to, any employee welfare benefit plan, as defined in section 3(1) of ERISA, including, without limitation, any such plan maintained to provide benefits to former employees of such entities, that may not be terminated by such entities in their sole discretion at any time without any material liability.

          (j) amend, or permit any ERISA Affiliate to amend, a Plan resulting in an increase in current liability such that the Borrower, any of its Subsidiaries or any ERISA Affiliate is required to provide security to such Plan under section 401(a)(29) of the Code.

     Section 9.10 Sale or Discount of Receivables. Except for receivables obtained by the Borrower or any of its Subsidiaries out of the ordinary course of business or the settlement of joint interest billing accounts in the ordinary course of business or discounts granted to settle collection of accounts receivable or the sale of defaulted accounts arising in the ordinary course of business in connection with the compromise or collection thereof and not in connection with any financing transaction, neither the Borrower nor any of its Subsidiaries will discount or sell (with or without recourse) any of its notes receivable or accounts receivable.

     Section 9.11 Mergers, Etc. Neither the Borrower nor any of its Subsidiaries will merge into or with or consolidate with any other Person, or sell, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its Property to any other Person, except that any Wholly-Owned Subsidiary may merge with any other Wholly-Owned Subsidiary and that the Borrower may merge with any Wholly-Owned Subsidiary so long as the Borrower is the survivor.

     Section 9.12 Sale of Properties. The Borrower will not, and will not permit any of its Subsidiaries to, sell, assign, farm-out, convey or otherwise transfer any Property except for: (a) the sale of Hydrocarbons in the ordinary course of business; (b) farmouts of undeveloped acreage and assignments in connection with such farmouts; (c) the sale or transfer of equipment that is no longer necessary for the business of the Borrower or such Subsidiary or is replaced by equipment of at least comparable value and use; provided that the total fair market value of such equipment being sold or transferred does not exceed $100,000 during any 12-month period; (d) sales or other dispositions (including Casualty Events) of Oil and Gas Properties or any interest therein or Subsidiaries owning Oil and Gas Properties; provided that (i) 100% of the consideration received in respect of such sale or other disposition shall be cash, (ii) the consideration received in respect of such sale or other disposition shall be equal to or greater than the fair market value of the Oil and Gas Property, interest therein or Subsidiary subject of such sale or other disposition (as reasonably determined by the board of directors of the Borrower and, if requested by the Administrative Agent, the Borrower shall deliver a certificate of a Responsible Officer of the Borrower certifying to that effect), (iii) if such sale or other disposition of Oil and Gas Property or Subsidiary owning Oil and Gas Properties


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included in the most recently delivered Reserve Report during any period between two successive Scheduled Redetermination Dates has a fair market value (as determined by the Administrative Agent), individually or in the aggregate, in excess of 5% of the Borrowing Base, the Borrowing Base shall be reduced, effective immediately upon such sale or disposition, by an amount equal to the value, if any, assigned such Property, as determined by the Majority Lenders in the most recently delivered Reserve Report; (iv) if any such sale or other disposition is of a Subsidiary owning Oil and Gas Properties, such sale or other disposition shall include all the Equity Interests of such Subsidiary; and (v) such sales under this Section 9.12(d) shall be allowed only to the extent an Event of Default or Borrowing Base Deficiency does not exist and would not result from such sale or transfer; and (e) sales and other dispositions of Properties not regulated by Section 9.12(a) to (d) having a total fair market value not to exceed $250,000 during any 12-month period.

     Section 9.13 Environmental Matters. The Borrower will not, and will not permit any Subsidiary to, violate or permit any of its Property to be in violation of, or do anything or permit anything to be done which will subject any such Property to any Remedial Work under any Environmental Laws, assuming disclosure to the applicable Governmental Authority of all relevant facts, conditions and circumstances, if any, pertaining to such Property where such violations or remedial obligations could reasonably be expected to have a Material Adverse Effect.

     Section 9.14 Transactions with Affiliates. The Borrower will not, and will not permit any Subsidiary to, enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of Property or the rendering of any service, with any Affiliate (other than the Guarantors and Wholly-Owned Subsidiaries of the Borrower) unless such transactions are otherwise permitted under this Agreement and are upon fair and reasonable terms no less favorable to it than it would obtain in a comparable arm's length transaction with a Person not an Affiliate.

     Section 9.15 Subsidiaries. The Borrower shall have no Subsidiaries other than Wholly-Owned Subsidiaries. The Borrower shall not, and shall not permit its Subsidiaries to, create or acquire any additional Subsidiary unless the Borrower gives written notice to the Administrative Agent of such creation or acquisition and complies with Section 8.14(b). The Borrower shall not, and shall not permit any of its Subsidiaries to, sell, assign or otherwise dispose of any Equity Interests in any of its Subsidiaries. The Borrower shall have no Foreign Subsidiaries.

     Section 9.16 Negative Pledge Agreements; Dividend Restrictions. Neither the Borrower nor any of its Subsidiaries will create, incur, assume or suffer to exist any contract, agreement or understanding (other than this Agreement or the Security Instruments) that in any way prohibits or restricts the granting, conveying, creation or imposition of any Lien on any of its Property in favor of the Administrative Agent and the Lenders or restricts any Subsidiary from paying dividends or making distributions to the Borrower or any Guarantor, or which requires the consent of or notice to other Persons in connection therewith.

     Section 9.17 Gas Imbalances, Take-or-Pay or Other Prepayments. The Borrower will not, and will not permit any of its Subsidiaries to, allow gas imbalances, take-or-pay or other prepayments with respect to the Oil and Gas Properties of the Borrower or any of its Subsidiaries that would require the Borrower or such Subsidiary to deliver, in the aggregate, two percent (2%) or more of the monthly production of Hydrocarbons at some future time without then or thereafter receiving full payment therefor.


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     Section 9.18 Swap Agreements. Neither the Borrower nor any of its
Subsidiaries will enter into any Swap Agreements with any Person other than (a) Swap Agreements in respect of commodities (i) with an Approved Counterparty and
(ii) the notional volumes for which (when aggregated with other commodity Swap Agreements then in effect other than basis differential swaps on volumes already hedged pursuant to other Swap Agreements) do not exceed, as of the date such Swap Agreement is executed, 85% of the reasonably anticipated projected production from Proved Developed Producing Properties for each month during the period during which such Swap Agreement is in effect for each of crude oil and natural gas, calculated separately, for each of the next five succeeding calendar years, provided that puts and put options may be purchased on production that is subject of an acquisition, pending the completion of such acquisition, and puts, excluding the effect of the provision for pending acquisitions, may be purchased limited to total notional volumes of all Swap Agreements and puts options not exceeding 100% of projected production from Proved Developed Producing Properties as described in (a)(ii) above, and (b) Swap Agreements in respect of interest rates with an Approved Counterparty, which effectively convert interest rates from floating to fixed, the notional amounts of which (when aggregated with all other Swap Agreements of the Borrower and its Subsidiaries then in effect effectively converting interest rates from floating to fixed) do not exceed 75% of the then outstanding principal amount of the Borrower's Debt for borrowed money which bears interest at a floating rate. In no event shall any Swap Agreement contain any requirement, agreement or covenant for the Borrower or any of its Subsidiaries to post collateral or margin to secure their obligations under such Swap Agreement or to cover market exposures.

     Section 9.19 Tax Status as Partnership; Partnership Agreement. The Borrower shall not alter its status as a partnership for purposes of United States Federal Income taxes. The Borrower shall not, and shall not permit any Subsidiary to, amend or modify any provision of the Partnership Agreement or any other organizational document, or any agreements with Affiliates of the type referred to in Section 9.14, if such amendment or modification could reasonably be expected to have a Material Adverse Effect.

                                    ARTICLE X
                           EVENTS OF DEFAULT; REMEDIES

     Section 10.01 Events of Default. One or more of the following events shall constitute an "Event of Default":

          (a) the Borrower shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise.

          (b) the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in Section 10.01(a)) payable under any Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five Business Days.

          (c) any representation or warranty made or deemed made by or on behalf of the Borrower or any of its Subsidiaries in or in connection with any Loan Document or any amendment or modification of any Loan Document or waiver under such Loan Document, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with any


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Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect when made or deemed made.

          (d) the Borrower or any of its Subsidiaries shall fail to observe or perform any covenant, condition or agreement contained in, Section 8.01(m),
Section 8.01(n), Section 8.02, Section 8.03 or in ARTICLE IX.

          (e) the Borrower or any of its Subsidiaries shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those specified in Section 10.01(a), Section 10.01(b) or Section 10.01(d)) or any other Loan Document, and such failure shall continue unremedied for a period of 30 days after the earlier to occur of (i) notice thereof from the Administrative Agent to the Borrower (which notice will be given at the request of any Lender) or (ii) a Responsible Officer of the Borrower or any of its Subsidiaries otherwise becoming aware of such default.

          (f) the Borrower or any of its Subsidiaries shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable (after giving effect to any applicable notice and cure period).

          (g) any event or condition occurs (after giving effect to any notice or cure period) that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the Redemption thereof or any offer to Redeem to be made in respect thereof, prior to its scheduled maturity or require the Borrower or any of its Subsidiaries to make an offer in respect thereof.

          (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Borrower or any of its Subsidiaries or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any of its Subsidiaries or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered.

          (i) the Borrower or any of its Subsidiaries shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in Section 10.01(h), (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any of its Subsidiaries or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing; or any member of the Borrower shall make any request or take any action for the purpose of calling a meeting of the members of the Borrower to consider a resolution to dissolve and wind-up the Borrower's affairs.


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          (j) the Borrower or any of its Subsidiaries shall become unable, admit in writing its inability or fail generally to pay its debts as they become due.

          (k) (i) one or more judgments for the payment of money in an aggregate amount in excess of $1,000,000 (to the extent not covered by independent third party insurance provided by insurers of the highest claims paying rating or financial strength as to which the insurer does not dispute coverage and is not subject to an insolvency proceeding) or (ii) any one or more non monetary judgments that have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, shall be rendered against the Borrower, any of its Subsidiaries or any combination thereof; and, in case of each of clause (i) or (ii), the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Borrower or any of its Subsidiaries to enforce any such judgment.

          (l) the Loan Documents after delivery thereof shall for any reason, except to the extent permitted by the terms thereof, cease to be in full force and effect and valid, binding and enforceable in accordance with their terms against the Borrower or a Guarantor party thereto or shall be repudiated by them, or cease to create a valid and perfected Lien of the priority required thereby on any of the collateral purported to be covered thereby, except to the extent permitted by the terms of this Agreement, or the Borrower or any of its Subsidiaries shall so state in writing.

          (m) an ERISA Event shall have occurred that, in the opinion of the Majority Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrower and its Subsidiaries in an aggregate amount exceeding $1,000,000 in any year.

          (n) a Change in Control shall occur.

     Section 10.02 Remedies.

          (a) In the case of an Event of Default other than one described in
Section 10.01(h), Section 10.01(i) or Section 10.01(j), at any time thereafter during the continuance of such Event of Default, the Administrative Agent may, and at the request of the Majority Lenders, shall, by notice to the Borrower, take either or both of the following actions, at the same or different times:
(i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Notes and the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower and the Guarantors accrued hereunder and under the Notes and the other Loan Documents (including, without limitation, the payment of cash collateral to secure the LC Exposure as provided in Section 2.08(j)), shall become due and payable immediately, without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other notice of any kind, all of which are hereby waived by the Borrower and each Guarantor; and in case of an Event of Default described in Section 10.01(h), Section 10.01(i) or Section 10.01(j), the Commitments shall automatically terminate and the Notes and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and the other obligations of the Borrower and the Guarantors accrued hereunder and under the Notes and the other Loan Documents (including, without limitation, the payment of cash collateral to secure the LC Exposure as provided in Section 2.08(j)), shall automatically become due and payable,


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without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower and each Guarantor.

          (b) In the case of the occurrence of an Event of Default, the Administrative Agent and the Lenders will have all other rights and remedies available at law and equity.

          (c) All proceeds realized from the liquidation or other disposition of collateral or otherwise received after maturity of the Notes, whether by acceleration or otherwise, shall be applied: first, to reimbursement of expenses and indemnities provided for in this Agreement and the Security Instruments; second, to accrued interest on the Notes; third, to fees; fourth, pro rata to principal outstanding on the Notes and Indebtedness referred to in Clause (b) of the definition of Indebtedness owing to a Lender or an Affiliate of a Lender; fifth, to any other Indebtedness; sixth, to serve as cash collateral to be held by the Administrative Agent to secure the LC Exposure; and any excess shall be paid to the Borrower or as otherwise required by any Governmental Requirement.

     Section 10.03 Disposition of Proceeds. The Security Instruments contain an assignment by the Borrower and/or the Guarantors unto and in favor of the Administrative Agent for the benefit of the Lenders of all of the Borrower's or each Guarantor's interest in and to production and all proceeds attributable thereto which may be produced from or allocated to the Mortgaged Property. The Security Instruments further provide in general for the application of such proceeds to the satisfaction of the Indebtedness and other obligations described therein and secured thereby. Notwithstanding the assignment contained in such Security Instruments, except after the occurrence and during the continuance of an Event of Default, (a) the Administrative Agent and the Lenders agree that they will neither notify the purchaser or purchasers of such production nor take any other action to cause such proceeds to be remitted to the Administrative Agent or the Lenders, but the Lenders will instead permit such proceeds to be paid to the Borrower and its Subsidiaries and (b) the Lenders hereby authorize the Administrative Agent to take such actions as may be necessary to cause such proceeds to be paid to the Borrower and/or its Subsidiaries.

                                   ARTICLE XI
                            THE ADMINISTRATIVE AGENT

     Section 11.01 Appointment; Powers. Each of the Lenders and each Issuing Bank hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof and the other Loan Documents, together with such actions and powers as are reasonably incidental thereto.

     Section 11.02 Duties and Obligations of Administrative Agent. The Administrative Agent shall have no duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing (the use of the term "agent" herein and in the other Loan Documents with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law; rather, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties), (b) the Administrative Agent shall have no duty to take any discretionary action or exercise any discretionary powers, except as provided in Section 11.03, and (c) except as expressly set forth herein, the Administrative Agent shall have no duty to disclose, and shall not be


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liable for the failure to disclose, any information relating to the Borrower or any of its Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Borrower or a Lender, and shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or under any other Loan Document or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or in any other Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, (v) the satisfaction of any condition set forth in ARTICLE VI or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent,
(vi) the existence, value, perfection or priority of any collateral security or the financial or other condition of the Borrower and its Subsidiaries or any other obligor or guarantor, or (vii) any failure by the Borrower or any other Person (other than itself) to perform any of its obligations hereunder or under any other Loan Document or the performance or observance of any covenants, agreements or other terms or conditions set forth herein or therein. For purposes of determining compliance with the conditions specified in ARTICLE VI, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received written notice from such Lender prior to the proposed closing date specifying its objection thereto.

     Section 11.03 Action by Administrative Agent. The Administrative Agent shall have no duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise in writing as directed by the Majority Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 12.02) and in all cases the Administrative Agent shall be fully justified in failing or refusing to act hereunder or under any other Loan Documents unless it shall (a) receive written instructions from the Majority Lenders or the Lenders, as applicable, (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 12.02) specifying the action to be taken and (b) be indemnified to its satisfaction by the Lenders against any and all liability and expenses which may be incurred by it by reason of taking or continuing to take any such action. The instructions as aforesaid and any action taken or failure to act pursuant thereto by the Administrative Agent shall be binding on all of the Lenders. If a Default has occurred and is continuing, then the Administrative Agent shall take such action with respect to such Default as shall be directed by the requisite Lenders in the written instructions (with indemnities) described in this Section 11.03, provided that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interests of the Lenders. In no event, however, shall the Administrative Agent be required to take any action which exposes the Administrative Agent to personal liability or which is contrary to this Agreement, the Loan Documents or applicable law. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Majority Lenders or the Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 12.02), and otherwise the Administrative Agent shall not be liable for any action taken or not taken by it hereunder or under any other Loan Document or under any other document or


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instrument referred to or provided for herein or therein or in connection herewith or therewith INCLUDING ITS OWN ORDINARY NEGLIGENCE, except for its own gross negligence or willful misconduct.

     Section 11.04 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon and each of the Borrower, the Lenders and each Issuing Bank hereby waives the right to dispute the Administrative Agent's record of such statement, except in the case of gross negligence or willful misconduct by the Administrative Agent. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. The Administrative Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof permitted hereunder shall have been filed with the Administrative Agent.

     Section 11.05 Subagents. The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding Sections of this ARTICLE XI shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

     Section 11.06 Resignation or Removal of Administrative Agent. Subject to the appointment and acceptance of a successor Administrative Agent as provided in this Section 11.06, the Administrative Agent may resign at any time by notifying the Lenders, each Issuing Bank and the Borrower, and the Administrative Agent may be removed at any time with or without cause by the Majority Lenders. Upon any such resignation or removal, the Majority Lenders shall have the right, in consultation with the Borrower, to appoint a successor. If no successor shall have been so appointed by the Majority Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation or removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Lenders and each Issuing Bank, appoint a successor Administrative Agent. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Administrative Agent's resignation hereunder, the provisions of this ARTICLE XI and Section 12.03 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent.


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     Section 11.07 Administrative Agent and Lenders. Each bank serving as the
Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not an Administrative Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if it were not an Administrative Agent hereunder.

     Section 11.08 No Reliance. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and each other Loan Document to which it is a party. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document, any related agreement or any document furnished hereunder or thereunder. The Administrative Agent shall not be required to keep itself informed as to the performance or observance by the Borrower or any of its Subsidiaries of this Agreement, the Loan Documents or any other document referred to or provided for herein or to inspect the Properties or books of the Borrower or its Subsidiaries. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Administrative Agent hereunder, neither the Administrative Agent nor the Arranger shall have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of the Borrower (or any of its Affiliates) which may come into the possession of the Administrative Agent or any of its Affiliates. In this regard, each Lender acknowledges that Vinson & Elkins L.L.P. is acting in this transaction as special counsel to the Administrative Agent only, except to the extent otherwise expressly stated in any legal opinion or any Loan Document. Each other party hereto will consult with its own legal counsel to the extent that it deems necessary in connection with the Loan Documents and the matters contemplated therein.

     Section 11.09 Administrative Agent May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Borrower or any of its Subsidiaries, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:

          (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Indebtedness that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Section 12.03) allowed in such judicial proceeding; and

          (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;


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

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Section 12.03.

Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Indebtedness or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

     Section 11.10 Authority of Administrative Agent to Release Collateral and Liens. Each Lender and each Issuing Bank hereby authorizes the Administrative Agent to release any collateral that is permitted to be sold or released pursuant to the terms of the Loan Documents. Each Lender and each Issuing Bank hereby authorizes the Administrative Agent to execute and deliver to the Borrower, at the Borrower's sole cost and expense, any and all releases of Liens, termination statements, assignments or other documents reasonably requested by the Borrower in connection with any sale or other disposition of Property to the extent such sale or other disposition is permitted by the terms of Section 9.12 or is otherwise authorized by the terms of the Loan Documents.

     Section 11.11 The Arranger. The Arranger shall have no duties, responsibilities or liabilities under this Agreement and the other Loan Documents other than its duties, responsibilities and liabilities in its capacity as a Lender hereunder to the extent it is a party to this Agreement as a Lender.

                                   ARTICLE XII
                                  MISCELLANEOUS

     Section 12.01 Notices.

          (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to Section 12.01(b)), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

               (i)  if to the Borrower, to it at

                    Legacy Reserves LP
                    303 West Wall Street, Suite 1600
                    Midland, TX 79701

                    Attention: Steven H. Pruett, President and CFO
                    Email: spruett@legacyLP.com
                    Phone: 432-682-2516
                    Fax: 432-682-4013


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

               (ii) if to the Administrative Agent, to it at

                    919 Third Avenue
                    New York, New York 10022
                    Attention: Millie Carillo, Loan Assistant
                    Telecopy: 212-841-2683

                    with a copy to the Administrative Agent at:

                    1200 Smith Street, Suite 3100
                    Houston, Texas 77002
                    Attention: Russell Otts
                    Telecopy: 713-659-6915

               (iii) if to any other Lender, in its capacity as such, or any other Lender in its capacity as an Issuing Bank, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

          (b) Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to ARTICLE II, ARTICLE III, ARTICLE IV and ARTICLE V unless otherwise agreed by the Administrative Agent and the applicable Lender. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.


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

          (c) Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

     Section 12.02 Waivers; Amendments

          (a) No failure on the part of the Administrative Agent, any Issuing Bank or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege, or any abandonment or discontinuance of steps to enforce such right, power or privilege, under any of the Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any of the Loan Documents preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of the Administrative Agent, each Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by Section 12.02(b), and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default at the time.

          (b) Neither this Agreement nor any provision hereof nor any Security Instrument nor any provision thereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Majority Lenders or by the Borrower and the Administrative Agent with the consent of the Majority Lenders; provided that no such agreement shall (i) increase the Maximum Credit Amount of any Lender without the written consent of such Lender, (ii) increase the Borrowing Base without the written consent of each Lender, decrease or maintain the Borrowing Base without the consent of the Majority Lenders, or modify in any manner Section 2.07 without the consent of each Lender, (iii) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, or reduce any other Indebtedness hereunder or under any other Loan Document, without the written consent of each Lender affected thereby, (iv) postpone the scheduled date of payment of the principal amount of any Loan or LC Disbursement, or any interest thereon, or any fees payable hereunder, or any other Indebtedness hereunder or under any other Loan Document, or reduce the amount of, waive or excuse any such payment, or postpone or extend the Termination Date or the Maturity Date without the written consent of each Lender affected thereby, (v) change Section 4.01(b) or Section 4.01(c) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, (vi) waive or amend Section 6.01, Section 10.02(c) or Section 8.14 or change the definition of the terms "Domestic Subsidiary", "Foreign Subsidiary", "Material Domestic Subsidiary" or "Subsidiary", without the written consent of each Lender, (vii) release any Guarantor (except as set forth in the Guaranty Agreement), release all or substantially all of the collateral (other than as provided in Section 11.09), or reduce the percentage set forth in Section 8.14(a) to less than 80%, without the written consent of each Lender, or (viii) change any of the provisions of this Section 12.02(b) or the definition of "Majority Lenders" or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or under any other Loan Documents or make any determination or grant any consent hereunder or any other Loan Documents, without the written consent of each Lender; provided further that no such


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agreement shall amend, modify or otherwise affect the rights or duties of the
Administrative Agent or any Issuing Bank hereunder or under any other Loan Document without the prior written consent of the Administrative Agent or such Issuing Bank, as the case may be. Notwithstanding the foregoing, any supplement to Schedule 7.15 (Subsidiaries) shall be effective simply by delivering to the Administrative Agent a supplemental schedule clearly marked as such and, upon receipt, the Administrative Agent will promptly deliver a copy thereof to the Lenders.

     Section 12.03 Expenses, Indemnity; Damage Waiver.

          (a) The Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including, without limitation, the reasonable fees, charges and disbursements of counsel and other outside consultants for the Administrative Agent, the reasonable travel, photocopy, mailing, courier, telephone and other similar expenses and, in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration (both before and after the execution hereof and including advice of counsel to the Administrative Agent as to the rights and duties of the Administrative Agent and the Lenders with respect thereto) of this Agreement and the other Loan Documents and any amendments, modifications or waivers of or consents related to the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all out-of-pocket costs, expenses, Taxes, assessments and other charges incurred by the Administrative Agent or any Lender in connection with any filing, registration, recording or perfection of any security interest contemplated by this Agreement or any Security Instrument or any other document referred to therein, (iii) all reasonable out-of-pocket expenses incurred by each Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit issued by such Issuing Bank or any demand for payment thereunder, (iv) all out-of-pocket expenses incurred by the Administrative Agent, any Issuing Bank or any Lender, including the fees, charges and disbursements of any counsel for the Administrative Agent, any Issuing Bank or any Lender, in connection with the enforcement or protection of its rights in connection with this Agreement or any other Loan Document, including its rights under this Section 12.03, or in connection with the Loans made or Letters of Credit issued hereunder, including, without limitation, all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

          (b) THE BORROWER SHALL INDEMNIFY THE ADMINISTRATIVE AGENT, THE ARRANGER, EACH ISSUING BANK AND EACH LENDER, AND EACH RELATED PARTY OF ANY OF THE FOREGOING PERSONS (EACH SUCH PERSON BEING CALLED AN "INDEMNITEE") AGAINST, AND HOLD EACH INDEMNITEE HARMLESS FROM, ANY AND ALL LOSSES, CLAIMS, DAMAGES, LIABILITIES AND RELATED EXPENSES, INCLUDING THE FEES, CHARGES AND DISBURSEMENTS OF ANY COUNSEL FOR ANY INDEMNITEE, INCURRED BY OR ASSERTED AGAINST ANY INDEMNITEE ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF (i) THE EXECUTION OR DELIVERY OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY OR THEREBY, THE PERFORMANCE BY THE PARTIES HERETO OR THE PARTIES TO ANY OTHER LOAN DOCUMENT OF THEIR RESPECTIVE OBLIGATIONS HEREUNDER OR THEREUNDER OR THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY OR BY ANY OTHER LOAN DOCUMENT, (ii) THE FAILURE OF THE BORROWER OR ANY OF ITS SUBSIDIARIES TO COMPLY WITH THE TERMS OF ANY LOAN DOCUMENT, INCLUDING THIS AGREEMENT, OR WITH ANY GOVERNMENTAL REQUIREMENT, (iii) ANY


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INACCURACY OF ANY REPRESENTATION OR ANY BREACH OF ANY WARRANTY OR COVENANT OF
THE BORROWER OR ANY GUARANTOR SET FORTH IN ANY OF THE LOAN DOCUMENTS OR ANY INSTRUMENTS, DOCUMENTS OR CERTIFICATIONS DELIVERED IN CONNECTION THEREWITH, (iv) ANY LOAN OR LETTER OF CREDIT OR THE USE OF THE PROCEEDS THEREFROM, INCLUDING, WITHOUT LIMITATION, (A) ANY REFUSAL BY ANY ISSUING BANK TO HONOR A DEMAND FOR PAYMENT UNDER A LETTER OF CREDIT ISSUED BY SUCH ISSUING BANK IF THE DOCUMENTS PRESENTED IN CONNECTION WITH SUCH DEMAND DO NOT STRICTLY COMPLY WITH THE TERMS OF SUCH LETTER OF CREDIT, OR (B) THE PAYMENT OF A DRAWING UNDER ANY LETTER OF CREDIT NOTWITHSTANDING THE NON-COMPLIANCE, NON-DELIVERY OR OTHER IMPROPER PRESENTATION OF THE DOCUMENTS PRESENTED IN CONNECTION THEREWITH, (v) ANY OTHER ASPECT OF THE LOAN DOCUMENTS, (vi) THE OPERATIONS OF THE BUSINESS OF THE BORROWER AND ITS SUBSIDIARIES BY THE BORROWER AND ITS SUBSIDIARIES, (vii) ANY ASSERTION THAT THE LENDERS WERE NOT ENTITLED TO RECEIVE THE PROCEEDS RECEIVED PURSUANT TO THE SECURITY INSTRUMENTS, (viii) ANY ENVIRONMENTAL LAW APPLICABLE TO THE BORROWER OR ITS SUBSIDIARIES OR ANY OF THEIR PROPERTIES, INCLUDING WITHOUT LIMITATION, THE PRESENCE, GENERATION, STORAGE, RELEASE, THREATENED RELEASE, USE, TRANSPORT, DISPOSAL, ARRANGEMENT OF DISPOSAL OR TREATMENT OF OIL, OIL AND GAS WASTES, SOLID WASTES OR HAZARDOUS SUBSTANCES ON ANY OF THEIR PROPERTIES, (ix) THE BREACH OR NON-COMPLIANCE BY THE BORROWER OR ANY OF ITS SUBSIDIARIES WITH ANY ENVIRONMENTAL LAW APPLICABLE TO THE BORROWER OR ANY OF ITS SUBSIDIARIES, (x) THE PAST OWNERSHIP BY THE BORROWER OR ANY OF ITS SUBSIDIARIES OF ANY OF THEIR PROPERTIES OR PAST ACTIVITY ON ANY OF THEIR PROPERTIES WHICH, THOUGH LAWFUL AND FULLY PERMISSIBLE AT THE TIME, COULD RESULT IN PRESENT LIABILITY, (xi) THE PRESENCE, USE, RELEASE, STORAGE, TREATMENT, DISPOSAL, GENERATION, THREATENED RELEASE, TRANSPORT, ARRANGEMENT FOR TRANSPORT OR ARRANGEMENT FOR DISPOSAL OF OIL, OIL AND GAS WASTES, SOLID WASTES OR HAZARDOUS SUBSTANCES ON OR AT ANY OF THE PROPERTIES OWNED OR OPERATED BY THE BORROWER OR ANY OF ITS SUBSIDIARIES OR ANY ACTUAL OR ALLEGED PRESENCE OR RELEASE OF HAZARDOUS MATERIALS ON OR FROM ANY PROPERTY OWNED OR OPERATED BY THE BORROWER OR ANY OF ITS SUBSIDIARIES, (xii) ANY ENVIRONMENTAL LIABILITY RELATED IN ANY WAY TO THE BORROWER OR ANY OF ITS SUBSIDIARIES, OR (xiii) ANY OTHER ENVIRONMENTAL, HEALTH OR SAFETY CONDITION IN CONNECTION WITH THE LOAN DOCUMENTS, OR (xiv) ANY ACTUAL OR PROSPECTIVE CLAIM, LITIGATION, INVESTIGATION OR PROCEEDING RELATING TO ANY OF THE FOREGOING, WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY AND REGARDLESS OF WHETHER ANY INDEMNITEE IS A PARTY THERETO, AND SUCH INDEMNITY SHALL EXTEND TO EACH INDEMNITEE NOTWITHSTANDING THE SOLE OR CONCURRENT NEGLIGENCE OF EVERY KIND OR CHARACTER WHATSOEVER, WHETHER ACTIVE OR PASSIVE, WHETHER AN AFFIRMATIVE ACT OR AN OMISSION, INCLUDING WITHOUT LIMITATION, ALL TYPES OF NEGLIGENT CONDUCT IDENTIFIED IN THE RESTATEMENT (SECOND) OF TORTS OF ONE OR MORE OF THE INDEMNITEES OR BY REASON OF STRICT LIABILITY IMPOSED WITHOUT FAULT ON ANY ONE OR MORE OF THE INDEMNITEES; PROVIDED THAT SUCH INDEMNITY SHALL NOT, AS TO ANY INDEMNITEE, BE AVAILABLE TO THE EXTENT THAT SUCH LOSSES, CLAIMS, DAMAGES, LIABILITIES OR RELATED EXPENSES ARE DETERMINED BY A COURT OF


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COMPETENT JURISDICTION BY FINAL AND NONAPPEALABLE JUDGMENT TO HAVE RESULTED FROM
THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNITEE.

          (c) To the extent that the Borrower fails to pay any amount required to be paid by it to the Administrative Agent or any Issuing Bank under Section 12.03(a) or (b), each Lender severally agrees to pay to the Administrative Agent or such Issuing Bank, as the case may be, such Lender's Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent or such Issuing Bank in its capacity as such.

          (d) To the extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof.

          (e) All amounts due under this Section 12.03 shall be payable within ten (10) Business Days of written demand therefor.

     Section 12.04 Successors and Assigns.

          (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of any Issuing Bank that issues any Letter of Credit), except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section 12.04. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of any Issuing Bank that issues any Letter of Credit), Participants (to the extent provided in Section 12.04(c)) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, each Issuing Bank and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

          (b) (i) Subject to the conditions set forth in Section 12.04(b)(ii), any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld) of:

                    (A) the Borrower, provided that no consent of the Borrower shall be required if such assignment is to a Lender or an Affiliate of a Lender or, if an Event of Default has occurred and is continuing, is to any other assignee; and

                    (B) the Administrative Agent, provided that no consent of the Administrative Agent shall be required for an assignment to an assignee that is a


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

          Lender or any Affiliate of a Lender, immediately prior to giving effect to such assignment.

               (ii) Assignments shall be subject to the following additional conditions:

                    (A) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender's Commitment, the amount of the Commitment of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless each of the Borrower and the Administrative Agent otherwise consent, provided that no such consent of the Borrower shall be required if an Event of Default has occurred and is continuing;

                    (B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement;

                    (C) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500; and

                    (D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

               (iii) Subject to Section 12.04(b)(iv) and the acceptance and recording thereof, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Section 5.01, Section 5.02, Section 5.03 and Section 12.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 12.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 12.04(c).

               (iv) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Maximum Credit Amount of, and principal amount of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent, each Issuing Bank and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, any Issuing Bank and any Lender, at any reasonable time and


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

     from time to time upon reasonable prior notice. In connection with any changes to the Register, if necessary, the Administrative Agent will reflect the revisions on Annex I and forward a copy of such revised Annex I to the Borrower, each Issuing Bank and each Lender.

               (v) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in
     Section 12.04(b) and any written consent to such assignment required by
     Section 12.04(b), the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this Section 12.04(b).

          (c) (i) Any Lender may, without the consent of the Borrower the Administrative Agent or any Issuing Bank, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (A) such Lender's obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrower, the Administrative Agent, each Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the proviso to Section
12.02 that affects such Participant. In addition such agreement must provide that the Participant be bound by the provisions of Section 12.03. Subject to
Section 12.04(c)(ii), the Borrower agrees that each Participant shall be entitled to the benefits of Section 5.01, Section 5.02 and Section 5.03 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 12.04(b). To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 12.08 as though it were a Lender, provided such Participant agrees to be subject to Section 4.01(c) as though it were a Lender.

               (ii) A Participant shall not be entitled to receive any greater payment under Section 5.01 or Section 5.03 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 5.03 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 5.03(e) as though it were a Lender.

          (d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section 12.04(d) shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

     Section 12.05 Survival; Revival; Reinstatement.

          (a) All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, any Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Section 5.01, Section 5.02, Section 5.03 and
Section 12.03 and ARTICLE XI shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement, any other Loan Document or any provision hereof or thereof.

          (b) To the extent that any payments on the Indebtedness or proceeds of any collateral are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or other Person under any bankruptcy law, common law or equitable cause, then to such extent, the Indebtedness so satisfied shall be revived and continue as if such payment or proceeds had not been received and the Administrative Agent's and the Lenders' Liens, security interests, rights, powers and remedies under this Agreement and each Loan Document shall continue in full force and effect. In such event, each Loan Document shall be automatically reinstated and the Borrower shall take such action as may be reasonably requested by the Administrative Agent and the Lenders to effect such reinstatement.

     Section 12.06 Counterparts; Integration; Effectiveness.

          (a) This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

          (b) This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

          (c) Except as provided in Section 6.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

     Section 12.07 Severability. Any provision of this Agreement or any other Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

     Section 12.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations (of whatsoever kind, including, without limitations obligations under Swap Agreements) at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrower or any of its Subsidiaries against any of and all the obligations of the Borrower or any of its Subsidiaries owed to such Lender now or hereafter existing under this Agreement or any other Loan Document, irrespective of whether or not such Lender shall have made any demand under this Agreement or any other Loan Document and although such obligations may be unmatured. The rights of each Lender under this Section 12.08 are in addition to other rights and remedies (including other rights of setoff) which such Lender or its Affiliates may have.

     Section 12.09 GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS.

          (a) THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS EXCEPT TO THE EXTENT THAT UNITED STATES FEDERAL LAW PERMITS ANY LENDER TO CONTRACT FOR, CHARGE, RECEIVE, RESERVE OR TAKE INTEREST AT THE RATE ALLOWED BY THE LAWS OF THE STATE WHERE SUCH LENDER IS LOCATED. CHAPTER 346 OF THE TEXAS FINANCE CODE (WHICH REGULATES CERTAIN REVOLVING CREDIT LOAN ACCOUNTS AND REVOLVING TRI-PARTY ACCOUNTS) SHALL NOT APPLY TO THIS AGREEMENT OR THE NOTES.

          (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THE LOAN DOCUMENTS SHALL BE BROUGHT IN THE COURTS OF THE STATE OF TEXAS OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF TEXAS, HOUSTON DIVISION, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HEREBY ACCEPTS FOR ITSELF AND (TO THE EXTENT PERMITTED BY LAW) IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS. THIS SUBMISSION TO JURISDICTION IS NON-EXCLUSIVE AND DOES NOT PRECLUDE A PARTY FROM OBTAINING JURISDICTION OVER ANOTHER PARTY IN ANY COURT OTHERWISE HAVING JURISDICTION.

          (c) EACH PARTY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT AT THE ADDRESS SPECIFIED IN SECTION 12.01 OR SUCH OTHER ADDRESS AS IS SPECIFIED PURSUANT TO SECTION 12.01 (OR ITS ASSIGNMENT AND ASSUMPTION), SUCH SERVICE TO BECOME EFFECTIVE THIRTY (30) DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF A PARTY OR ANY HOLDER OF A NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANOTHER PARTY IN ANY OTHER JURISDICTION.

          (d) EACH PARTY HEREBY (i) IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN; (ii) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (iii) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OF COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (iv) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 12.09.

     Section 12.10 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

     Section 12.11 Confidentiality. The Administrative Agent, each Issuing Bank and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement or any other Loan Document, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section 12.11, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any Swap Agreement relating to the Borrower and their obligations, (g) with the consent of the Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section 12.11 or
(ii) becomes available to the Administrative Agent, any Issuing Bank or any Lender on a nonconfidential basis from a source other than the Borrower. For the purposes of this Section 12.11, "Information" means all information received from the Borrower or any of its Subsidiaries relating to the Borrower or any of its Subsidiaries and their businesses, other than any such information that is available to the Administrative Agent, any Issuing Bank or any Lender on a nonconfidential basis prior to disclosure by the Borrower or any of its Subsidiaries; provided that, in the case of information received from the Borrower, or any of its Subsidiaries after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this
Section 12.11 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

     Section 12.12 Interest Rate Limitation. It is the intention of the parties hereto that each Lender shall conform strictly to usury laws applicable to it. Accordingly, if the transactions contemplated hereby would be usurious as to any Lender under laws applicable to it (including the laws of the United States of America and the State of Texas or any other jurisdiction whose laws may be mandatorily applicable to such Lender notwithstanding the other provisions of this Agreement), then, in that event, notwithstanding anything to the contrary in any of the Loan Documents or any agreement entered into in connection with or as security for the Notes, it is agreed as follows: (a) the aggregate of all consideration which constitutes interest under law applicable to any Lender that is contracted for, taken, reserved, charged or received by such Lender under any of the Loan Documents or agreements or otherwise in connection with the Notes shall under no circumstances exceed the maximum amount allowed by such applicable law, and any excess shall be canceled automatically and if theretofore paid shall be credited by such Lender on the principal amount of the Indebtedness (or, to the extent that the principal amount of the Indebtedness shall have been or would thereby be paid in full, refunded by such Lender to the Borrower); and (b) in the event that the maturity of the Notes is accelerated by reason of an election of the holder thereof resulting from any Event of Default under this Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to any Lender may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for in this Agreement or otherwise shall be canceled automatically by such Lender as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Lender on the principal amount of the Indebtedness (or, to the extent that the principal amount of the Indebtedness shall have been or would thereby be paid in full, refunded by such Lender to the Borrower). All sums paid or agreed to be paid to any Lender for the use, forbearance or detention of sums due hereunder shall, to the extent permitted by law applicable to such Lender, be amortized, prorated, allocated and spread throughout the stated term of the Loans evidenced by the Notes until payment in full so that the rate or amount of interest on account of any Loans hereunder does not exceed the maximum amount allowed by such applicable law. If at any time and from time to time (i) the amount of interest payable to any Lender on any date shall be computed at the Highest Lawful Rate applicable to such Lender pursuant to this Section 12.12 and
(ii) in respect of any subsequent interest computation period the amount of interest otherwise payable to such Lender would be less than the amount of interest payable to such Lender computed at the Highest Lawful Rate applicable to such Lender, then the amount of interest payable to such Lender in respect of such subsequent interest computation period shall continue to be computed at the Highest Lawful Rate applicable to such Lender until the total amount of interest payable to such Lender shall equal the total amount of interest which would have been payable to such Lender if the total amount of interest had been computed without giving effect to this Section 12.12. To the extent that Chapter 303 of the Texas Finance Code is relevant for the purpose of determining the Highest Lawful Rate applicable to a Lender, such Lender elects to determine the applicable rate ceiling under such Chapter by the weekly ceiling from time to time in effect. Chapter 346 of the Texas Finance Code does not apply to the Borrower's obligations hereunder.

     Section 12.13 EXCULPATION PROVISIONS. EACH OF THE PARTIES HERETO SPECIFICALLY AGREES THAT IT HAS A DUTY TO READ THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND AGREES THAT IT IS CHARGED WITH NOTICE AND KNOWLEDGE OF THE TERMS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; THAT IT HAS IN FACT READ THIS AGREEMENT AND IS FULLY INFORMED AND HAS FULL NOTICE AND KNOWLEDGE OF THE TERMS, CONDITIONS AND EFFECTS OF THIS AGREEMENT; THAT IT HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL OF ITS CHOICE THROUGHOUT THE NEGOTIATIONS PRECEDING ITS EXECUTION OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; AND HAS RECEIVED THE ADVICE OF ITS ATTORNEY IN ENTERING INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; AND THAT IT RECOGNIZES THAT CERTAIN OF THE TERMS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS RESULT IN ONE PARTY ASSUMING THE LIABILITY INHERENT IN SOME ASPECTS OF THE TRANSACTION AND RELIEVING THE OTHER PARTY OF ITS RESPONSIBILITY FOR SUCH LIABILITY. EACH PARTY HERETO AGREES AND COVENANTS THAT IT WILL NOT CONTEST THE VALIDITY OR ENFORCEABILITY OF ANY EXCULPATORY PROVISION OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS ON THE BASIS THAT THE PARTY HAD NO NOTICE OR KNOWLEDGE OF SUCH PROVISION OR THAT THE PROVISION IS NOT "CONSPICUOUS."

     Section 12.14 Collateral Matters; Swap Agreements. The benefit of the Security Instruments and of the provisions of this Agreement relating to any collateral securing the Indebtedness shall also extend to and be available to those Lenders or their Affiliates which are counterparties to any Swap Agreement with the Borrower or any of its Subsidiaries on a pro rata basis in respect of any obligations of the Borrower or any of its Subsidiaries which arise under any such Swap Agreement while such Person or its Affiliate is a Lender, but only while such Person or its Affiliate is a Lender, including any Swap Agreements between such Persons in existence prior to the date hereof. No Lender or any Affiliate of a Lender shall have any voting rights under any Loan Document as a result of the existence of obligations owed to it under any such Swap Agreements.

     Section 12.15 No Third Party Beneficiaries. This Agreement, the other Loan Documents, and the agreement of the Lenders to make Loans and the Issuing Bank to issue, amend, renew or extend Letters of Credit hereunder are solely for the benefit of the Borrower, and no other Person (including, without limitation, any Subsidiary of the Borrower, any obligor, contractor, subcontractor, supplier or materialsman) shall have any rights, claims, remedies or privileges hereunder or under any other Loan Document against the Administrative Agent, the Issuing Bank or any Lender for any reason whatsoever. There are no third party beneficiaries.

     Section 12.16 USA Patriot Act Notice. Each Lender hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Act"), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender to identify the Borrower in accordance with the Act.

                          [SIGNATURES BEGIN NEXT PAGE]

     The parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

BORROWER:                               LEGACY RESERVES LP

                                        BY: LEGACY RESERVES GP, LLC,
                                            ITS GENERAL PARTNER


                                        By: /s/ Steven H. Pruett
                                            ------------------------------------
                                            Steven H. Pruett,
                                            President, Chief Financial Officer
                                            and Secretary

                                SIGNATURE PAGE 1

ADMINISTRATIVE AGENT:                   BNP PARIBAS, as Administrative Agent


                                        By:     /s/ Russell Otts
                                               ---------------------------------
                                        Name:   Russell Otts
                                        Title:  Vice President


                                        By:     /s/ Betsy Jocher
                                               ---------------------------------
                                        Name:   Betsy Jocher
                                        Title:  Vice President


                                SIGNATURE PAGE 2

LENDERS:                                BNP PARIBAS


                                        By:    /s/ Russell Otts
                                            ------------------------------------
                                        Name:  Russell Otts
                                        Title: Vice President


                                        By:    /s/ Betsy Jocher
                                            ------------------------------------
                                        Name:  Betsy Jocher
                                        Title: Vice President


                                SIGNATURE PAGE 3

                                        BANK OF AMERICA N.A.


                                        By:    /s/ Charles W. Patterson
                                            ------------------------------------
                                        Name:  Charles W. Patterson
                                        Title: Managing Director


                                SIGNATURE PAGE 4

                                        COMERICA BANK


                                        By:    /s/ Matthew J. Purchase
                                            ------------------------------------
                                        Name:  Matthew J. Purchase
                                        Title: Vice President


                                SIGNATURE PAGE 5

                                        KEYBANK N.A.


                                        By:    /s/ Thomas Rajan
                                            ------------------------------------
                                        Name:  Thomas Rajan
                                        Title: Senior Vice President


                                SIGNATURE PAGE 6

                                     ANNEX I
                         LIST OF MAXIMUM CREDIT AMOUNTS

                        AGGREGATE MAXIMUM CREDIT AMOUNTS

   NAME OF LENDER      APPLICABLE PERCENTAGE   MAXIMUM CREDIT AMOUNT
   --------------      ---------------------   ---------------------
BNP Paribas                 34.6153846%           $103,846,153.85
Bank of America N.A.        30.7692308%           $ 92,307,692.31
Comerica Bank               17.3076923%           $ 51,923,076.92
KeyBank N.A.                17.3076923%           $ 51,923,076.92
                            ----------            ---------------
TOTAL                              100%           $300,000,000.00
                            ==========            ===============


                                   ANNEX I-1

                                    EXHIBIT A
                                 [FORM OF] NOTE

$[_______]                                                    [_______], 200[__]

     FOR VALUE RECEIVED, Legacy Reserves LP, a Delaware limited partnership (the "Borrower"), hereby promises to pay to the order of [______] (the "Lender"), at the principal office of BNP Paribas, as administrative agent (the "Administrative Agent"), the principal sum of [______] Dollars ($[______]) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Loans made by the Lender to the Borrower under the Credit Agreement, as hereinafter defined), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Loan, at such office, in like money and funds, for the period commencing on the date of such Loan until such Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

     The date, amount, Type, interest rate, Interest Period and maturity of each Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, may be endorsed by the Lender on the schedules attached hereto or any continuation thereof or on any separate record maintained by the Lender. Failure to make any such notation or to attach a schedule shall not affect any Lender's or the Borrower's rights or obligations in respect of such Loans or affect the validity of such transfer by any Lender of this Note.

     This Note is one of the Notes referred to in the Credit Agreement dated as of March 15, 2006 among the Borrower, the Administrative Agent, and the lenders signatory thereto (including the Lender), and evidences Loans made by the Lender thereunder (such Credit Agreement as the same may be amended, supplemented or restated from time to time, the "Credit Agreement"). Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement.

     This Note is issued pursuant to, and is subject to the terms and conditions set forth in, the Credit Agreement and is entitled to the benefits provided for in the Credit Agreement and the other Loan Documents. The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events, for prepayments of Loans upon the terms and conditions specified therein and other provisions relevant to this Note.


                                   EXHIBIT A

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

                                        LEGACY RESERVES LP

                                        BY: LEGACY RESERVES GP, LLC,
                                            ITS GENERAL PARTNER


                                        By:
                                            ------------------------------------
                                        Name: Steven H. Pruett
                                        Title: President, Chief Financial
                                               Officer and Secretary



                                   EXHIBIT A

                                    EXHIBIT B
                                    [FORM OF]
                             COMPLIANCE CERTIFICATE

     Each of the undersigned hereby certifies that he/she is the [__________] of Legacy Reserves LP, a Delaware limited partnership (the "Borrower"), and that as such he/she is authorized to execute this certificate on behalf of the Borrower. With reference to the Credit Agreement dated as of March 15, 2006 (together with all amendments, supplements or restatements thereto being the "Agreement") among the Borrower, BNP Paribas, as Administrative Agent, and the lenders (the "Lenders") which are or become a party thereto, and such Lenders, each of the undersigned represents and warrants as follows (each capitalized term used herein having the same meaning given to it in the Agreement unless otherwise specified):

     (a) The representations and warranties of the Borrower contained in Article VII of the Agreement and in the Loan Documents and otherwise made in writing by or on behalf of the Borrower or any other Guarantor pursuant to the Agreement and the Loan Documents were true and correct when made, and are repeated at and as of the time of delivery hereof and are true and correct in all material respects at and as of the time of delivery hereof, except to the extent such representations and warranties are expressly limited to an earlier date or the Majority Lenders have expressly consented in writing to the contrary.

     (b) The Borrower has performed and complied with all agreements and conditions contained in the Agreement and in the Loan Documents required to be performed or complied with by it prior to or at the time of delivery hereof [or specify default and describe].

     (c) Since September 30, 2005, no change has occurred, either in any case or in the aggregate, in the condition, financial or otherwise, of the Borrower or any of its Subsidiaries that could reasonably be expected to have a Material Adverse Effect [or specify event].

     (d) There exists no Default or Event of Default [or specify Default and describe].

     (e) Attached hereto are the detailed computations necessary to determine whether the Borrower is in compliance with Section 9.01 and Section 8.14 as of the end of the fiscal quarter ending [_______].


                                   EXHIBIT B

     EXECUTED AND DELIVERED this [______] day of [______].

                                        LEGACY RESERVES LP

                                        By: Legacy Reserves GP, LLC,
                                            its general partner


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                   EXHIBIT B

                                   EXHIBIT C-1
                              SECURITY INSTRUMENTS

     1) Guaranty Agreement among Legacy Reserves Operating LP, Legacy Reserves Operating GP LLC, Legacy Reserves Services, Inc., and the Administrative Agent

     2) Pledge Agreement among the Borrower, Legacy Reserves Operating GP LLC, and the Administrative Agent pledging limited partner interests in Legacy Reserves Operating LP, membership interests in Legacy Reserves Operating GP LLC and general partner interests in Legacy Reserves Operating LP

     3)   Pledge Agreement Financing Statements:

          (a)  Borrower

          (b)  Legacy Reserves Operating GP LLC

     4) Deed of Trust, Mortgage, Line of Credit Mortgage, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement (New Mexico), by Legacy Reserves Operating LP in favor of Paribas North America, Inc., as Mortgagee and Administrative Agent

     5)   New Mexico UCC-1, to be filed with the Delaware Secretary of State

     6) Deed of Trust, Mortgage, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement (Texas), by Legacy Reserves Operating LP in favor of BNP Paribas, as Mortgagee and Administrative Agent

     7)   Texas UCC-1, to be filed with the Delaware Secretary of State

     8)   Fee Letter with BNP Paribas referred to in Section 3.05(c)


                                  EXHIBIT C-1

                                   EXHIBIT C-2
                           FORM OF GUARANTY AGREEMENT


                                  EXHIBIT C-2

                               GUARANTY AGREEMENT


                                   DATED AS OF
                                 MARCH 15, 2006


                                     MADE BY


                          LEGACY RESERVES OPERATING LP,
                        LEGACY RESERVES OPERATING GP LLC,
                         LEGACY RESERVES SERVICES, INC.
                                       AND
                EACH OF THE OTHER GUARANTORS (AS DEFINED HEREIN)

                                   IN FAVOR OF


                                  BNP PARIBAS,
                             AS ADMINISTRATIVE AGENT

                                TABLE OF CONTENTS

                                                                                                                Page
ARTICLE I DEFINITIONS.............................................................................................1
   Section 1.01         Definitions...............................................................................1
   Section 1.02         Rules of Interpretation...................................................................3
ARTICLE II GUARANTEE..............................................................................................3
   Section 2.01         Guarantee.................................................................................3
   Section 2.02         Right of Contribution.....................................................................4
   Section 2.03         No Subrogation............................................................................4
   Section 2.04         Guaranty Amendments, Etc. with respect to the Borrower Obligations........................4
   Section 2.05         Waivers...................................................................................5
   Section 2.06         Guaranty Absolute and Unconditional.......................................................5
   Section 2.07         Reinstatement.............................................................................7
   Section 2.08         Payments..................................................................................7
ARTICLE III REPRESENTATIONS AND WARRANTIES........................................................................7
   Section 3.01         Representations in Credit Agreement.......................................................7
   Section 3.02         Guarantor Information.....................................................................7
   Section 3.03         Benefit to the Guarantor..................................................................7
   Section 3.04         Solvency..................................................................................7
ARTICLE IV THE ADMINISTRATIVE AGENT...............................................................................8
   Section 4.01         Authority of Administrative Agent.........................................................8
ARTICLE V SUBORDINATION OF INDEBTEDNESS...........................................................................8
   Section 5.01         Subordination of All Guarantor Claims.....................................................8
   Section 5.02         Claims in Bankruptcy......................................................................8
   Section 5.03         Payments Held in Trust....................................................................9
   Section 5.04         Liens Subordinate.........................................................................9
   Section 5.05         Notation of Records.......................................................................9
ARTICLE VI MISCELLANEOUS..........................................................................................9
   Section 6.01         Waiver....................................................................................9
   Section 6.02         Notices..................................................................................10
   Section 6.03         Payment of Expenses, Indemnities, Etc....................................................10
   Section 6.04         Amendments in Writing....................................................................10
   Section 6.05         Successors and Assigns...................................................................10
   Section 6.06         Survival; Revival; Reinstatement.........................................................10
   Section 6.07         Counterparts; Integration; Effectiveness.................................................11
   Section 6.08         Severability.............................................................................12
   Section 6.09         Set-Off..................................................................................12
   Section 6.10         Governing Law; Submission to Jurisdiction................................................12
   Section 6.11         Headings.................................................................................13
   Section 6.12         Acknowledgments..........................................................................13
   Section 6.13         Additional Guarantors....................................................................14
   Section 6.14         Acceptance...............................................................................14


                                      -i-
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SCHEDULES:
Schedule 1        Notice Addresses of Guarantors
Schedule 2        Location of Jurisdiction of Organization and Chief Executive
                  Office

ANNEXES:
Annex I  Form of Assumption Agreement

         This GUARANTY AGREEMENT, dated as of March 15, 2006, is made by LEGACY RESERVES OPERATING LP, a Delaware limited partnership, LEGACY RESERVES OPERATING GP LLC, a Delaware limited liability company, LEGACY RESERVES SERVICES, INC., a Texas corporation, (together with any other Subsidiary of the Borrower, as defined below, that becomes a party hereto from time to time after the date hereof, the "Guarantors"), in favor of BNP PARIBAS as administrative agent (in such capacity, together with its successors in such capacity, the "Administrative Agent"), for the banks and other financial institutions (the "Lenders") from time to time parties to the Credit Agreement dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Lenders and the Administrative Agent.

                                 R E C I T A L S

         Legacy Reserves LP, a Delaware limited liability company (the "Borrower") has requested that the Lenders provide certain loans to and extensions of credit on behalf of the Borrower.

         The Lenders have agreed to make such loans and extensions of credit subject to the terms and conditions of the Credit Agreement.

         It is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrower under the Credit Agreement that the Guarantors shall have executed and delivered this Agreement to the Administrative Agent for the ratable benefit of the Lenders.

         In consideration of the premises herein and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and the Swap Agreements and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, the Guarantors hereby agree with the Administrative Agent, for the ratable benefit of the Lenders, as follows:

                                    ARTICLE I
                                   DEFINITIONS

         Section 1.01 Definitions.

                  (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein have the meanings given to them in the Credit Agreement, and all uncapitalized terms which are defined in the UCC on the date hereof are used herein as so defined.

                  (b) The following terms have the following meanings:

         "Agreement" means this Guaranty Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time.

         "Assumption Agreement" means an Assumption Agreement substantially in the form attached hereto as Annex I.

         "Bankruptcy Code" means title 11, United States Code, as amended from time to time.

         "Borrower Obligations" means the collective reference to the payment and performance of all Indebtedness and all obligations of the Borrower and its Subsidiaries under the Guaranteed Documents, including, without limitation, the unpaid principal of and interest on the Loans and the LC Exposure and all other obligations and liabilities of the Borrower and its Subsidiaries (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and LC Exposure and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to the Guaranteed Creditors, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Guaranteed Documents, whether on account of principal, interest, reimbursement obligations, payments in respect of an early termination date, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Guaranteed Creditors that are required to be paid by the Borrower pursuant to the terms of any Guaranteed Documents).

         "Guaranteed Creditors" means the collective reference to the Administrative Agent, the Lenders and the Affiliates of Lenders that are parties to Guaranteed Swap Agreements.

         "Guaranteed Documents" means the collective reference to the Credit Agreement, the other Loan Documents, each Guaranteed Swap Agreement and any other document made, delivered or given in connection with any of the foregoing.

         "Guaranteed Swap Agreement" means any Swap Agreement between the Borrower or any of its Subsidiaries and any Lender or any Affiliate of any Lender while such Person (or, in the case of an Affiliate of a Lender, the Person affiliated therewith) is a Lender regardless of when such Swap Agreement was entered into. For the avoidance of doubt, a Swap Agreement ceases to be a Guaranteed Swap Agreement if the Person that is the counterparty to the Borrower or one of its Subsidiaries under a Swap Agreement ceases to be a Lender under the Credit Agreement (or, in the case of an Affiliate of a Lender, the Person affiliated therewith ceases to be a Lender under the Credit Agreement).

         "Guarantor Obligations" means with respect to any Guarantor, the collective reference to (a) the Borrower Obligations and (b) all obligations and liabilities of such Guarantor which may arise under or in connection with any Guaranteed Document to which such Guarantor is a party, in each case, whether on account of principal, interest, guarantee obligations, reimbursement obligations, payments in respect of an early termination date, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to any Guaranteed Creditor under any Guaranteed Document).

         "Obligations" means: (a) in the case of the Borrower, the Borrower Obligations and (b) in the case of each Guarantor, its Guarantor Obligations.

         "Guarantor Claims" has the meaning assigned to such term in Section
5.01.

         Section 1.02 Rules of Interpretation. Section 1.04 and Section 1.05 of the Credit Agreement are hereby incorporated herein by reference and shall apply to this Agreement, mutatis mutandis.

                                   ARTICLE II
                                    GUARANTEE

         Section 2.01 Guarantee.

                  (a) Each of the Guarantors hereby jointly and severally, unconditionally and irrevocably, guarantees to the Guaranteed Creditors and each of their respective successors, indorsees, transferees and assigns, the prompt and complete payment in cash and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations. This is a guarantee of payment and not collection and the liability of each Guarantor is primary and not secondary.

                  (b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.02).

                  (c) Each Guarantor agrees that the Borrower Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this ARTICLE II or affecting the rights and remedies of any Guaranteed Creditor hereunder.

                  (d) Each Guarantor agrees that if the maturity of the Borrower Obligations is accelerated by bankruptcy or otherwise, such maturity shall also be deemed accelerated for the purpose of this guarantee without demand or notice to such Guarantor. The guarantee contained in this ARTICLE II shall remain in full force and effect until all the Borrower Obligations shall have been satisfied by payment in full in cash, no Letter of Credit shall be outstanding and all of the Commitments are terminated, notwithstanding that from time to time during the term of the Credit Agreement, no Borrower Obligations may be outstanding.

                  (e) No payment made by any Guarantor, any other guarantor or any other Person or received or collected by any Guaranteed Creditor from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Borrower Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Borrower Obligations or any payment received or collected from such Guarantor in respect of the Borrower Obligations), remain liable for the Borrower Obligations up to the maximum liability of such Guarantor hereunder until the Borrower Obligations are paid in full in cash, no Letter of Credit shall be outstanding and all of the Commitments are terminated.

         Section 2.02 Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Guarantor's right of contribution shall be subject to the terms and conditions of Section 2.03. The provisions of this Section 2.02 shall in no respect limit the obligations and liabilities of any Guarantor to the Guaranteed Creditors, and each Guarantor shall remain liable to the Guaranteed Creditors for the full amount guaranteed by such Guarantor hereunder.

         Section 2.03 No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by any Guaranteed Creditor, no Guarantor shall be entitled to be subrogated to any of the rights of any Guaranteed Creditor against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by any Guaranteed Creditor for the payment of the Borrower Obligations, nor shall any Guarantor seek or be entitled to seek any indemnity, exoneration, participation, contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Guaranteed Creditors by the Borrower on account of the Borrower Obligations are irrevocably and indefeasibly paid in full in cash, no Letter of Credit shall be outstanding and all of the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Borrower Obligations shall not have been irrevocably and indefeasibly paid in full in cash, any Letter of Credit shall be outstanding or any of the Commitments are in effect, such amount shall be held by such Guarantor in trust for the Guaranteed Creditors, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Borrower Obligations, whether matured or unmatured, in accordance with Section 10.02(c) of the Credit Agreement.

         Section 2.04 Guaranty Amendments, Etc. with respect to the Borrower Obligations. Each Guarantor shall remain obligated hereunder, and such Guarantor's obligations hereunder shall not be released, discharged or otherwise affected, notwithstanding that, without any reservation of rights against any Guarantor and without notice to, demand upon or further assent by any Guarantor (which notice, demand and assent requirements are hereby expressly waived by such Guarantor), (a) any demand for payment of any of the Borrower Obligations made by any Guaranteed Creditor may be rescinded by such Guaranteed Creditor or otherwise and any of the Borrower Obligations continued; (b) the Borrower Obligations, the liability of any other Person upon or for any part thereof or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by, or any indulgence or forbearance in respect thereof granted by, any Guaranteed Creditor; (c) any Guaranteed Document may be amended, modified, supplemented or terminated, in whole or in part, as the Guaranteed Creditors may deem advisable from time to time; (d) any collateral security, guarantee or right of offset at any time held by any Guaranteed Creditor for the payment of the Borrower Obligations may be sold, exchanged, waived, surrendered or released; (e) any additional guarantors, makers or endorsers of the Borrower's Obligations may from time to time be obligated on the Borrower's Obligations or any additional security or collateral for the payment and performance of the Borrower's Obligations may from time to time secure the

Borrower's Obligations; or (f) any other event shall occur which constitutes a defense or release of sureties generally. No Guaranteed Creditor shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Borrower Obligations or for the guarantee contained in this
ARTICLE II or any Property subject thereto.

         Section 2.05 Waivers. Each Guarantor hereby waives any and all notice of the creation, renewal, extension or accrual of any of the Borrower Obligations and notice of or proof of reliance by any Guaranteed Creditor upon the guarantee contained in this ARTICLE II or acceptance of the guarantee contained in this ARTICLE II; the Borrower Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this
ARTICLE II and no notice of creation of the Borrower Obligations or any extension of credit already or hereafter contracted by or extended to the Borrower need be given to any Guarantor; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Guaranteed Creditors, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this ARTICLE II. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Borrower Obligations.

         Section 2.06 Guaranty Absolute and Unconditional.

                  (a) Each Guarantor understands and agrees that the guarantee contained in this ARTICLE II is, and shall be construed as, a continuing, completed, absolute and unconditional guarantee of payment, and each Guarantor hereby waives any defense of a surety or guarantor or any other obligor on any obligations arising in connection with or in respect of any of the following and hereby agrees that its obligations hereunder shall not be discharged or otherwise affected as a result of any of the following:

                           (i) the invalidity or unenforceability of any
Guaranteed Document, any of the Borrower Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by any Guaranteed Creditor;

                           (ii) any defense, set-off or counterclaim (other than
a defense of payment or performance) which may at any time be available to or be asserted by the Borrower or any other Person against any Guaranteed Creditor;

                           (iii) the insolvency, bankruptcy arrangement,
reorganization, adjustment, composition, liquidation, disability, dissolution or lack of power of the Borrower or any other Guarantor or any other Person at any time liable for the payment of all or part of the Obligations, including any discharge of, or bar or stay against collecting, any Obligation (or any part of them or interest therein) in or as a result of such proceeding;

                           (iv) any sale, lease or transfer of any or all of the
assets of the Borrower or any other Guarantor, or any changes in the shareholders of the Borrower or any other Guarantor;

                           (v) any change in the corporate existence (including
its constitution, laws, rules, regulations or power), structure or ownership of any Guarantor or in the relationship between the Borrower and any Guarantor;

                           (vi) the fact that any Collateral or Lien
contemplated or intended to be given, created or granted as security for the repayment of the Obligations shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other Lien, it being recognized and agreed by each of the Guarantors that it is not entering into this Agreement in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectability or value of any of the Collateral for the Obligations;

                           (vii) the absence of any attempt to collect the
Obligations or any part of them from any Guarantor;

                           (viii) (A) any Guaranteed Creditor's election, in any
proceeding instituted under chapter 11 of the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code; (B) any borrowing or grant of a Lien by the Borrower, as debtor-in-possession, or extension of credit, under Section 364 of the Bankruptcy Code; (C) the disallowance, under
Section 502 of the Bankruptcy Code, of all or any portion of any Guaranteed Creditor's claim (or claims) for repayment of the Obligations; (D) any use of cash collateral under Section 363 of the Bankruptcy Code; (E) any agreement or stipulation as to the provision of adequate protection in any bankruptcy proceeding; (F) the avoidance of any Lien in favor of the Guaranteed Creditors or any of them for any reason; or (G) failure by any Guaranteed Creditor to file or enforce a claim against the Borrower or its estate in any bankruptcy or insolvency case or proceeding; or

                           (ix) any other circumstance or act whatsoever,
including any action or omission of the type described in Section 2.04 (with or without notice to or knowledge of the Borrower or such Guarantor), which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Borrower Obligations, or of such Guarantor under the guarantee contained in this ARTICLE II, in bankruptcy or in any other instance.

                  (b) When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, any Guaranteed Creditor may, but shall be under no obligation to, join or make a similar demand on or otherwise pursue or exhaust such rights and remedies as it may have against the Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the Borrower Obligations or any right of offset with respect thereto, and any failure by any Guaranteed Creditor to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of any Guaranteed Creditor against any Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

         Section 2.07 Reinstatement. The guarantee contained in this ARTICLE II shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Borrower Obligations is rescinded or must otherwise be restored or returned by any Guaranteed Creditor upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its Property, or otherwise, all as though such payments had not been made.

         Section 2.08 Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent, for the ratable benefit of the Guaranteed Creditors, without set-off, deduction or counterclaim, in dollars, in immediately available funds, at the offices of the Administrative Agent specified in Section 12.01 of the Credit Agreement.

                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

         To induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder and to induce the Lenders (and their Affiliates) to enter into Swap Agreements with the Borrower and its Subsidiaries, each Guarantor hereby represents and warrants to the Administrative Agent and each Lender that:

         Section 3.01 Representations in Credit Agreement. In the case of each Guarantor, the representations and warranties set forth in Article VII of the Credit Agreement as they relate to such Guarantor or to the Loan Documents to which such Guarantor is a party are true and correct in all material respects, provided that each reference in each such representation and warranty to the Borrower's knowledge shall, for the purposes of this Section 3.01, be deemed to be a reference to such Guarantor's knowledge.

         Section 3.02 Guarantor Information. On the date hereof, the correct legal name of such Guarantor, all names and trade names that such Guarantor has used in the last five years, such Guarantor's jurisdiction of organization and each jurisdiction of organization of such Guarantor over the last five years, organizational number, taxpayor identification number, and the location(s) of such Guarantor's chief executive office or sole place of business over the last five years are specified on Schedule 2.

         Section 3.03 Benefit to the Guarantor. The Borrower is a member of an affiliated group of companies that includes each Guarantor, and the Borrower and the other Guarantors are engaged in related businesses. Each Guarantor is a Subsidiary of the Borrower and its guaranty and surety obligations pursuant to this Agreement reasonably may be expected to benefit, directly or indirectly, it; and it has determined that this Agreement is necessary and convenient to the conduct, promotion and attainment of the business of such Guarantor and the Borrower.

         Section 3.04 Solvency. Each Guarantor (a) is not insolvent as of the date hereof and will not be rendered insolvent as a result of this Agreement (after giving effect to Section 2.02), (b) is not engaged in business or a transaction, or about to engage in a business or a transaction, for which any Property remaining with it constitutes unreasonably small capital, and (c) does not intend to incur, or believe it will incur, Debt that will be beyond its ability to pay as such Debt matures.

                                   ARTICLE IV
                            The Administrative Agent

         Section 4.01 Authority of Administrative Agent. Each Guarantor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the Guaranteed Creditors, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Guarantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Guaranteed Creditors with full and valid authority so to act or refrain from acting, and no Guarantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

                                   ARTICLE V
                          SUBORDINATION OF INDEBTEDNESS

         Section 5.01 Subordination of All Guarantor Claims. As used herein, the term "Guarantor Claims" shall mean all debts and obligations of the Borrower or any other Guarantor to the Borrower or any other Guarantor, whether such debts and obligations now exist or are hereafter incurred or arise, or whether the obligation of the debtor thereon be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts or obligations be evidenced by note, contract, open account, or otherwise, and irrespective of the Person or Persons in whose favor such debts or obligations may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by. After and during the continuation of an Event of Default, no Guarantor shall receive or collect, directly or indirectly, from any other obligor in respect thereof any amount upon the Guarantor Claims.

         Section 5.02 Claims in Bankruptcy. In the event of receivership, bankruptcy, reorganization, arrangement, debtor's relief, or other insolvency proceedings involving any Guarantor, the Administrative Agent on behalf of the Administrative Agent and the Guaranteed Creditors shall have the right to prove their claim in any proceeding, so as to establish their rights hereunder and receive directly from the receiver, trustee or other court custodian, dividends and payments which would otherwise be payable upon Guarantor Claims. Each Guarantor hereby assigns such dividends and payments to the Administrative Agent for the benefit of the Administrative Agent and the Guaranteed Creditors for application against the Borrower Obligations as provided under Section 10.02(c) of the Credit Agreement. Should any Agent or Guaranteed Creditor receive, for application upon the Obligations, any such dividend or payment which is otherwise payable to any Guarantor, and which, as between such Guarantors, shall constitute a credit upon the Guarantor Claims, then upon payment in full in cash of the Borrower Obligations, the expiration of all Letters of Credit outstanding under the Credit Agreement and the termination of all of the Commitments, the intended recipient shall become subrogated to the rights of the Administrative Agent and the Guaranteed Creditors to the extent that such payments to the Administrative Agent and the Guaranteed Creditors on the Guarantor Claims have contributed toward the liquidation of the Obligations, and such subrogation shall be with respect to that proportion of the Obligations which would have been unpaid if the Administrative Agent and the Guaranteed Creditors had not received dividends or payments upon the Guarantor Claims.

         Section 5.03 Payments Held in Trust. In the event that, notwithstanding
Section 5.01 and Section 5.02, any Guarantor should receive any funds, payments, claims or distributions which is prohibited by such Sections, then it agrees:
(a) to hold in trust for the Administrative Agent and the Guaranteed Creditors an amount equal to the amount of all funds, payments, claims or distributions so received, and (b) that it shall have absolutely no dominion over the amount of such funds, payments, claims or distributions except to pay them promptly to the Administrative Agent, for the benefit of the Guaranteed Creditors; and each Guarantor covenants promptly to pay the same to the Administrative Agent.

         Section 5.04 Liens Subordinate. Each Guarantor agrees that, until the Borrower Obligations are paid in full in cash, no Letter of Credit shall be outstanding and the termination of all of the Commitments, any Liens securing payment of the Guarantor Claims shall be and remain inferior and subordinate to any Liens securing payment of the Obligations, regardless of whether such encumbrances in favor of such Guarantor, the Administrative Agent or any Guaranteed Creditor presently exist or are hereafter created or attach. Without the prior written consent of the Administrative Agent, no Guarantor, during the period in which any of the Borrower Obligations are outstanding or the Commitments are in effect, shall (a) exercise or enforce any creditor's right it may have against any debtor in respect of the Guarantor Claims, or (b) foreclose, repossess, sequester or otherwise take steps or institute any action or proceeding (judicial or otherwise, including without limitation the commencement of or joinder in any liquidation, bankruptcy, rearrangement, debtor's relief or insolvency proceeding) to enforce any Lien securing payment of the Guarantor Claims held by it.

         Section 5.05 Notation of Records. Upon the request of the Administrative Agent, all promissory notes and all accounts receivable ledgers or other evidence of the Guarantor Claims accepted by or held by any Guarantor shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under the terms of this Agreement.

                                   ARTICLE VI
                                  MISCELLANEOUS

         Section 6.01 Waiver. No failure on the part of the Administrative Agent or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, privilege or remedy or any abandonment or discontinuance of steps to enforce such right, power, privilege or remedy under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, privilege or remedy under this Agreement or any other Loan Document preclude or be construed as a waiver of any other or further exercise thereof or the exercise of any other right, power, privilege or remedy.

The remedies provided herein are cumulative and not exclusive of any remedies provided by law or equity.

         Section 6.02 Notices. All notices and other communications provided for herein shall be given in the manner and subject to the terms of Section 12.01 of the Credit Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 1.

         Section 6.03 Payment of Expenses, Indemnities, Etc.

                  (a) Each Guarantor agrees to pay or reimburse each Guaranteed Creditor and the Administrative Agent for all out-of-pocket expenses incurred by such Person, including the fees, charges and disbursements of any counsel for the Administrative Agent or any Guaranteed Creditor, in connection with the enforcement or protection of its rights in connection with this Agreement or any other Loan Document, including, without limitation, all costs and expenses incurred in collecting against such Guarantor under the guarantee contained in
ARTICLE II or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Guarantor is a party.

                  (b) Each Guarantor agrees to pay, and to save the Administrative Agent and the Guaranteed Creditors harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all Other Taxes which may be payable or determined to be payable in connection with any of the transactions contemplated by this Agreement.

                  (c) Each Guarantor agrees to pay, and to save the Administrative Agent and the Guaranteed Creditors harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Borrower would be required to do so pursuant to
Section 12.03 of the Credit Agreement.

         Section 6.04 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 12.02 of the Credit Agreement.

         Section 6.05 Successors and Assigns. The provisions of this Agreement shall be binding upon the Guarantors and their successors and assigns and shall inure to the benefit of the Administrative Agent and the Guaranteed Creditors and their respective successors and assigns; provided that except as set forth in Section 9.12 of the Credit Agreement, no Guarantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent and the Lenders, and any such purported assignment, transfer or delegation shall be null and void.

         Section 6.06 Survival; Revival; Reinstatement.

                  (a) All covenants, agreements, representations and warranties made by any Guarantor herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document to which it is a party shall be considered to have been relied upon by the Administrative Agent, the other Agents, the Issuing Bank and the Lenders and shall survive the execution and delivery of this Agreement and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, the other Agents, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under the Credit Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Section 6.03 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement, any other Loan Document or any provision hereof or thereof.

                  (b) To the extent that any payments on the Guarantor Obligations are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or other Person under any bankruptcy law, common law or equitable cause, then to such extent, the Guarantor Obligations so satisfied shall be revived and continue as if such payment had not been received and the Administrative Agent's and the Guaranteed Creditors' Liens, security interests, rights, powers and remedies under this Agreement and each other Loan Document shall continue in full force and effect. In such event, each Loan Document shall be automatically reinstated and the Borrower shall take such action as may be reasonably requested by the Administrative Agent and the Guaranteed Creditors to effect such reinstatement.

         Section 6.07 Counterparts; Integration; Effectiveness.

                  (a) This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

                  (b) This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (OTHER THAN THE LETTERS OF CREDIT AND THE LETTER OF CREIDT AGREEMENTS) REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPERANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                  (c) This Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto, the Lenders and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

         Section 6.08 Severability. Any provision of this Agreement or any other Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

         Section 6.09 Set-Off. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations (of whatsoever kind, including, without limitations obligations under Swap Agreements) at any time owing by such Lender or Affiliate to or for the credit or the account of any Guarantor against any of and all the obligations of the Guarantor owed to such Lender now or hereafter existing under this Agreement or any other Loan Document, irrespective of whether or not such Lender shall have made any demand under this Agreement or any other Loan Document and although such obligations may be unmatured. The rights of each Lender under this Section 6.09 are in addition to other rights and remedies (including other rights of setoff) which such Lender or its Affiliates may have.

         Section 6.10 Governing Law; Submission to Jurisdiction.

                  (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

                  (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL BE BROUGHT IN THE COURTS OF THE STATE OF TEXAS OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF TEXAS, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HEREBY ACCEPTS FOR ITSELF AND (TO THE EXTENT PERMITTED BY LAW) IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS. THIS SUBMISSION TO JURISDICTION IS NON-EXCLUSIVE AND DOES NOT PRECLUDE A PARTY FROM OBTAINING JURISDICTION OVER ANOTHER PARTY IN ANY COURT OTHERWISE HAVING JURISDICTION.

                  (c) EACH PARTY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT AT THE ADDRESS SPECIFIED IN

SECTION 12.01 OF THE CREDIT AGREEMENT (OR SUCH OTHER ADDRESS AS IS SPECIFIED PURSUANT TO SECTION 12.01 OF THE CREDIT AGREEMENT) OR SCHEDULE 1 HERETO, AS APPLICABLE, SUCH SERVICE TO BECOME EFFECTIVE THIRTY (30) DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF A PARTY OR ANY HOLDER OF A NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANOTHER PARTY IN ANY OTHER JURISDICTION.

                  (d) EACH PARTY HEREBY (1) IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN; (2) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (3) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OF COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (4) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 9.10.

         Section 6.11 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

         Section 6.12 Acknowledgments. Each Guarantor hereby acknowledges that:

                  (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

                  (b) neither the Administrative Agent nor any Guaranteed Creditor has any fiduciary relationship with or duty to any Guarantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Guarantors, on the one hand, and the Administrative Agent and Guaranteed Creditors, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

                  (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Guaranteed Creditors or among the Guarantors and the Guaranteed Creditors.

                  (d) Each of the parties hereto specifically agrees that it has a duty to read this Agreement, the Security Instruments and the other Loan Documents and agrees that it is charged with notice and knowledge of the terms of this Agreement, the Security Instruments and the other Loan Documents; that it has in fact read this Agreement, the Security Instruments and the other Loan Documents and is fully informed and has full notice and knowledge of the terms, conditions and effects thereof; that it has been represented by independent legal counsel of its choice throughout the negotiations preceding its execution of this Agreement and the Security Instruments; and has received the advice of its attorney in entering into this Agreement and the Security Instruments; and that it recognizes that certain of the terms of this Agreement and the Security Instruments result in one party assuming the liability inherent in some aspects of the transaction and relieving the other party of its responsibility for such liability. EACH PARTY HERETO AGREES AND COVENANTS THAT IT WILL NOT CONTEST THE VALIDITY OR ENFORCEABILITY OF ANY EXCULPATORY PROVISION OF THIS AGREEMENT AND THE SECURITY INSTRUMENTS ON THE BASIS THAT THE PARTY HAD NO NOTICE OR KNOWLEDGE OF SUCH PROVISION OR THAT THE PROVISION IS NOT "CONSPICUOUS."

         Section 6.13 Additional Guarantors. Each Subsidiary of the Borrower that is required to become a party to this Agreement pursuant to Section 8.14 of the Credit Agreement shall become an Guarantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement and shall thereafter have the same rights, benefits and obligations as an Guarantor party hereto on the date hereof.

         Section 6.14 Acceptance. Each Guarantor hereby expressly waives notice of acceptance of this Agreement, acceptance on the part of the Administrative Agent and the Guaranteed Creditors being conclusively presumed by their request for this Agreement and delivery of the same to the Administrative Agent.



      [Remainder of page intentionally left blank; signature page follows]

         IN WITNESS WHEREOF, each of the undersigned has caused this Guaranty Agreement to be duly executed and delivered as of the date first above written.


GUARANTORS:                             LEGACY RESERVES OPERATING LP


                                          By:      LEGACY RESERVES OPERATING GP
                                                   LLC, its general partner
                                          By:      LEGACY RESERVES LP, its sole
                                                   member
                                          By:      LEGACY RESERVES GP, LLC, its
                                                   general partner


                                        By:
                                            -----------------------------------
                                            Steven H. Pruett
                                            President, Chief Financial Officer
                                            and Secretary


                                        LEGACY RESERVES OPERATING GP LLC



                                          By:      LEGACY RESERVES LP, its sole
                                                   member
                                          By:      LEGACY RESERVES GP, LLC, its
                                                   general partner


                                        By:
                                            -----------------------------------
                                            Steven H. Pruett
                                            President, Chief Financial Officer
                                            and Secretary


                                        LEGACY RESERVES SERVICES, INC.



                                        By:
                                            -----------------------------------
                                            Steven H. Pruett
                                            President, Chief Financial Officer
                                            and Secretary



                      Signature Page - Guaranty Agreement

Acknowledged and Agreed to as
of the date hereof by:

ADMINISTRATIVE AGENT:                   BNP PARIBAS


                                        By:
                                            -----------------------------------
                                        Name:
                                        Title:


                                        By:
                                            -----------------------------------
                                        Name:
                                        Title:






                      Signature Page - Guaranty Agreement

                                   Schedule 1

                         NOTICE ADDRESSES OF GUARANTORS



Legacy Reserves Operating LP, Legacy Reserves Operating GP LLC and Legacy Reserves Services, Inc.

303 West Wall Street, Suite 1600
Midland, Texas 79701

Attn: Steven H. Pruett, President and CFO
Tel. 432-682-2516
Fax 432-682-4013
E-mail  spruett@legacylp.com




                                 Schedule 1 - 1

                                   Schedule 2


LOCATION OF JURISDICTION OF ORGANIZATION AND CHIEF EXECUTIVE OFFICE

Legal name:  Legacy Reserves LP
Address:  303 W. Wall Street, Suite 1600, Midland, TX 79701
All names and trade names that Legacy Reserves LP has used in the last five years: No other names
Jurisdiction of organization over the last five years:  Delaware
Current jurisdiction of organization:  Delaware
Taxpayer identification number:  16-1751069
Organizational number:  4038949

Legal name:  Legacy Reserves Operating LP
Address:  303 W. Wall Street, Suite 1600, Midland, TX 79701
All names and trade names that Legacy Reserves Operating LP has used in the last five years: No other names
Jurisdiction of organization over the last five years:  Delaware
Current jurisdiction of organization:  Delaware
Taxpayer identification number:  20-4307259
Organizational number:  4096664

Legal name:  Legacy Reserves Operating GP LLC
Address:  303 W. Wall Street, Suite 1600, Midland, TX 79701
All names and trade names that Legacy Reserves Operating GP LLC has used in the last five years: No other names
Jurisdiction of organization over the last five years:  Delaware
Current jurisdiction of organization:  Delaware
Taxpayer identification number:  20-4307209
Organizational number:  4096662

Legal name:  Legacy Reserves Services, Inc.
Address:  303 W. Wall Street, Suite 1600, Midland, TX 79701
All names and trade names that Legacy Reserves Services, Inc. has used in the last five years: No other names
Jurisdiction of organization over the last five years:  Texas
Current jurisdiction of organization:  Texas
Taxpayer identification number:  20-4442710
Organizational number:  800619799


                                 Schedule 2 - 1

                                     Annex I

                              Assumption Agreement



         ASSUMPTION AGREEMENT, dated as of [        ], 200[ ], made by
[        ], a [        ] (the "Additional Guarantor"), in favor of BNP PARIBAS,
as administrative agent (in such capacity, the "Administrative Agent") for the Guaranteed Creditors (used herein as defined in the Guaranty Agreement referred to below). All capitalized terms not defined herein shall have the meaning ascribed to them in the Credit Agreement referred to below.

                              W I T N E S S E T H:

         WHEREAS, Legacy Reserves LP, a Delaware limited partnership (the "Borrower"), the Administrative Agent, and certain financial institutions have entered into that certain Credit Agreement, dated as of March 15, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement");

         WHEREAS, in connection with the Credit Agreement, certain of Borrower's Affiliates (other than the Additional Guarantor) have entered into a Guaranty Agreement, dated as of March 15, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the "Guaranty Agreement") in favor of the Administrative Agent for the benefit of the Guaranteed Creditors;

         WHEREAS, the Credit Agreement requires the Additional Guarantor to become a party to the Guaranty Agreement; and

         WHEREAS, the Additional Guarantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guaranty Agreement;

         NOW, THEREFORE, IT IS AGREED:

         1. Guaranty Agreement. By executing and delivering this Assumption Agreement, the Additional Guarantor, as provided in Section 6.13 of the Guaranty Agreement, hereby becomes a party to the Guaranty Agreement as an Guarantor thereunder with the same force and effect as if originally named therein as an Guarantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of an Guarantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedules 1 and 2 to the Guaranty Agreement. The Additional Guarantor hereby represents and warrants that each of the representations and warranties contained in ARTICLE III of the Guaranty Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

         2. Governing Law. This Assumption Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas.


                                  Annex I - 3

         IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

                                        [ADDITIONAL GUARANTOR]



                                        By:
                                            -----------------------------------
                                        Name:
                                        Title:



                                  Annex I - 2

                                   EXHIBIT C-3
                            FORM OF PLEDGE AGREEMENT


                                   EXHIBIT C-3

                                PLEDGE AGREEMENT


                                   DATED AS OF
                                 MARCH 15, 2006


                                     MADE BY


                               LEGACY RESERVES LP,
                                       AND
                 EACH OF THE OTHER PLEDGORS (AS DEFINED HEREIN)

                                   IN FAVOR OF


                                  BNP PARIBAS,
                             AS ADMINISTRATIVE AGENT

                                TABLE OF CONTENTS

                                                                                                          Page

ARTICLE I DEFINITIONS.............................................................................................1
   Section 1.01         Definitions...............................................................................1
   Section 1.02         Other Definitional Provisions.............................................................3
   Section 1.03         Rules of Interpretation...................................................................3
ARTICLE II GRANT OF SECURITY INTEREST.............................................................................3
   Section 2.01         Grant of Security Interest................................................................3
   Section 2.02         Transfer of Pledged Securities............................................................4
ARTICLE III REPRESENTATIONS AND WARRANTIES........................................................................4
   Section 3.01         Representations in Credit Agreement.......................................................4
   Section 3.02         Title; No Other Liens.....................................................................4
   Section 3.03         Perfected First Priority Liens............................................................5
   Section 3.04         Pledgor and Issuer Information............................................................5
   Section 3.05         Pledged Securities........................................................................5
ARTICLE IV COVENANTS..............................................................................................5
   Section 4.01         Maintenance of Perfected Security Interest; Further Documentation.........................6
   Section 4.02         Changes in Locations, Name, Etc...........................................................6
   Section 4.03         Pledged Securities........................................................................7
ARTICLE V REMEDIAL PROVISIONS.....................................................................................8
   Section 5.01         Code and Other Remedies...................................................................8
   Section 5.02         Pledged Securities........................................................................9
   Section 5.03         Private Sales of Pledged Securities......................................................11
   Section 5.04         Waiver; Deficiency.......................................................................12
   Section 5.05         Non-Judicial Enforcement.................................................................12
ARTICLE VI THE ADMINISTRATIVE AGENT..............................................................................12
   Section 6.01         Administrative Agent's Appointment as Attorney-in-Fact, Etc..............................12
   Section 6.02         Duty of Administrative Agent.............................................................13
   Section 6.03         Execution of Financing Statements........................................................14
   Section 6.04         Authority of Administrative Agent........................................................14
ARTICLE VII MISCELLANEOUS........................................................................................15
   Section 7.01         Waiver...................................................................................15
   Section 7.02         Notices..................................................................................15
   Section 7.03         Payment of Expenses, Indemnities, Etc....................................................15
   Section 7.04         Amendments in Writing....................................................................15
   Section 7.05         Successors and Assigns...................................................................15
   Section 7.06         Survival; Revival; Reinstatement.........................................................16
   Section 7.07         Counterparts; Integration; Effectiveness.................................................16
   Section 7.08         Severability.............................................................................17
   Section 7.09         Set-Off..................................................................................17
   Section 7.10         Governing Law; Submission to Jurisdiction................................................17
   Section 7.11         Headings.................................................................................18

   Section 7.12         Acknowledgments..........................................................................18
   Section 7.13         Releases.................................................................................19
   Section 7.14         Acceptance...............................................................................20


SCHEDULES:
Schedule 1        Description of Pledged Securities
Schedule 2        Filings and Other Actions Required to Perfect Security Interests
Schedule 3        Location of Jurisdiction of Organization and Chief Executive Office
Schedule 4        Notice Addresses of Pledgors

         This PLEDGE AGREEMENT, dated as of March 15, 2006, is made by LEGACY RESERVES LP, a Delaware limited partnership (the "Borrower"), and each of the signatories hereto (the Borrower and each of the signatories hereto, together with any other Subsidiary of the Borrower that becomes a party hereto from time to time after the date hereof, the "Pledgors"), in favor of BNP PARIBAS as administrative agent (in such capacity, together with its successors in such capacity, the "Administrative Agent"), for the banks and other financial institutions from time to time parties to the Credit Agreement dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Lenders and the Administrative Agent, as well as their Affiliates that are parties to the Secured Swap Agreements (collectively, the "Lenders").

                                 R E C I T A L S

         It is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrower under the Credit Agreement that the Pledgors shall have executed and delivered this Agreement to the Administrative Agent for the ratable benefit of the Lenders.

         In consideration of the premises herein and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and the Secured Swap Agreements and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, the Pledgors hereby agree with the Administrative Agent, for the ratable benefit of the Lenders, as follows:



                                   ARTICLE I
                                   DEFINITIONS

Section 1.01      Definitions.

                  (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein have the meanings given to them in the Credit Agreement, and all uncapitalized terms that are defined in the UCC on the date hereof are used herein as so defined.

                  (b) The following terms have the following meanings:

         "Agreement" means this Pledge Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time.

         "Borrower Obligations" means the collective reference to the payment and performance of all Indebtedness and all obligations of the Borrower and its Subsidiaries under the Loan Documents, including, without limitation, the unpaid principal of and interest on the Loans and the LC Exposure, obligations under the Secured Swap Agreements and all other obligations and liabilities of the Borrower and its Subsidiaries (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and LC Exposure and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to the Lenders, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Loan Documents, including the Secured Swap Agreements, whether on account of principal, interest, reimbursement obligations, payments in respect of an early termination date, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Lenders that are required to be paid by the Pledgor pursuant to the terms of any Loan Documents).

         "Collateral" has the meaning assigned such term in Section 2.01.

         "Issuers" means the collective reference to each issuer of a Pledged Security.

         "LLC" means, with respect to each Pledgor, each limited liability company described or referred to in Schedule 1 in which such Pledgor has an interest.

         "LLC Agreement" means, with respect to each Pledgor, each operating agreement relating to an LLC, as each agreement has heretofore been, and may hereafter be, amended, restated, supplemented or otherwise modified from time to time.

         "Partnership" means, with respect to each Pledgor, each partnership described or referred to in Schedule 1 in which such Pledgor has an interest.

         "Partnership Agreement" means, with respect to each Pledgor, each partnership agreement governing a Partnership, as each such agreement has heretofore been, and may hereafter be, amended, restated, supplemented or otherwise modified.

         "Pledged LLC Interests" means, with respect to each Pledgor, all right, title and interest of such Pledgor as a member of each LLC and all right, title and interest of any Pledgor in, to and under each LLC Agreement.

         "Pledged Partnership Interests" means, with respect to each Pledgor, all right, title and interest of such Pledgor as a limited or general partner in all Partnerships and all right, title and interest of any Pledgor in, to and under the Partnership Agreements.

         "Pledged Securities" means: (a) the Equity Interests described or referred to in Schedule 1 (as the same may be supplemented from time to time pursuant to a Supplement); and (b) (i) the certificates or instruments, if any, representing such Equity Interests, (ii) all dividends (cash, Equity Interests or otherwise), cash, instruments, rights to subscribe, purchase or sell and all other rights and Property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such securities,
(iii) all replacements, additions to and substitutions for any of the Property referred to in this definition, including, without limitation, claims against third parties, (iv) the proceeds, interest, profits and other income of or on any of the Property referred to in this definition, (v) all security entitlements in respect of any of the foregoing, if any and (vi) all books and records relating to any of the Property referred to in this definition.

         "Proceeds" means all "proceeds" as such term is defined in Section 9.102(64) of the Uniform Commercial Code in effect in the State of Texas on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Securities, collections thereon or distributions or payments with respect thereto.

         "Secured Swap Agreement" means any Swap Agreement between the Borrower or any of its Subsidiaries and any Lender or any Affiliate of any Lender while such Person (or, in the case of an Affiliate of a Lender, the Person affiliated therewith) is a Lender regardless of when such Swap Agreement was entered into. For the avoidance of doubt, a Swap Agreement ceases to be a Secured Swap Agreement if the Person that is the counterparty to the Borrower or one of its Subsidiaries under a Swap Agreement ceases to be a Lender under the Credit Agreement (or, in the case of an Affiliate of a Lender, the Person affiliated therewith ceases to be a Lender under the Credit Agreement).

         "Securities Act" shall mean the Securities Act of 1933, as amended.

         "UCC" means the Uniform Commercial Code as from time to time in effect in the State of Texas; provided, however, that, in the event that, by reason of mandatory provisions of law, any of the attachment, perfection or priority of the Administrative Agent's and the Lenders' security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Texas, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection, the effect thereof or priority and for purposes of definitions related to such provisions.

         Section 1.02 Other Definitional Provisions. Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Pledgor, refer to such Pledgor's Collateral or the relevant part thereof.

         Section 1.03 Rules of Interpretation. Section 1.04 and Section 1.05 of the Credit Agreement are hereby incorporated herein by reference and shall apply to this Agreement, mutatis mutandis.

                                   ARTICLE II
                           GRANT OF SECURITY INTEREST

         Section 2.01 Grant of Security Interest. Each Pledgor hereby pledges, assigns and transfers to the Administrative Agent, and hereby grants to the Administrative Agent, for the benefit of the Administrative Agent and the Lenders, a security interest in all of the following property now owned or at any time hereafter acquired by such Pledgor or in which such Pledgor now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Pledgor's Obligations:

                  (1)      all Pledged Securities;

                  (2)      all books and records pertaining to the Collateral;
         and

                  (3) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.

         Section 2.02 Transfer of Pledged Securities. To the extent the Pledge Securities constitute "securities" under Article 8 of the UCC, all certificates or instruments representing or evidencing such Pledged Securities shall be delivered to and held pursuant hereto by the Administrative Agent or a Person designated by the Administrative Agent and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, and accompanied by any required transfer tax stamps to effect the pledge of the Pledged Securities to the Administrative Agent. Notwithstanding the preceding sentence, at the Administrative Agent's reasonable discretion, to the extent the Pledge Securities constitute "securities" under Article 8 of the UCC, all such Pledged Securities must be delivered or transferred in such manner as to permit the Administrative Agent to be a "protected purchaser" to the extent of its security interest as provided in
Section 8.303 of the UCC (if the Administrative Agent otherwise qualifies as a protected purchaser). During the continuance of an Event of Default, the Administrative Agent shall have the right, at any time in its discretion and without notice, to transfer to or to register in the name of the Administrative Agent or any of its nominees any or all of the Pledged Securities, subject only to the revocable rights specified in Section 5.03. In addition, during the continuance of an Event of Default, the Administrative Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Securities for certificates or instruments of smaller or larger denominations.

                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

         To induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder and to induce the Lenders to enter into Secured Swap Agreements with the Borrower and its Subsidiaries, each Pledgor hereby represents and warrants to the Administrative Agent and each Lender that:

         Section 3.01 Representations in Credit Agreement. The representations and warranties set forth in Article VII of the Credit Agreement as they relate to each Pledgor or to the Loan Documents to which such Pledgor is a party are true and correct in all material respects.

         Section 3.02 Title; No Other Liens. Except for the security interest granted to the Administrative Agent for the benefit of the Administrative Agent and the Lenders pursuant to this Agreement, such Pledgor is the record and beneficial owner of its respective items of the Collateral free and clear of any and all Liens and has rights in or the power to transfer each item of the Collateral in which a Lien is granted by it hereunder, free and clear of any Lien. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Administrative Agent, for the benefit of the Administrative Agent and the Lenders, pursuant to this Agreement or the Security Instruments.

         Section 3.03 Perfected First Priority Liens. The security interests granted pursuant to this Agreement (a) upon the completion of the filings and the other actions specified on Schedule 2 constitute valid perfected security interests in all of the Collateral in favor of the Administrative Agent, for the benefit of the Administrative Agent and the Lenders, as collateral security for such Pledgor's Obligations, enforceable in accordance with the terms hereof against all creditors of such Pledgor and any Persons purporting to purchase any Collateral from such Pledgor and (b) are prior to all other Liens on the Collateral in existence on the date hereof.

         Section 3.04 Pledgor and Issuer Information. On the date hereof, the correct legal name of each Pledgor and Issuer, all names and trade names that such Pledgor or Issuer has used in the last five years, such Pledgor or Issuer's jurisdiction of organization and each jurisdiction of organization of such Pledgor or Issuer over the last five years, organizational number, taxpayer identification number, and the location(s) of such Pledgor or Issuer's chief executive office or sole place of business over the last five years are specified on Schedule 3.

         Section 3.05 Pledged Securities.

                  (a) The Pledged Securities required to be pledged hereunder and under the Credit Agreement by such Pledgor are listed in Schedule 1. The shares of Pledged Securities pledged by such Pledgor hereunder constitute all the issued and outstanding shares of all classes of the Equity Interests of each Issuer owned by such Pledgor. All the shares of the Pledged Securities have been duly and validly issued and are fully paid and nonassessable; and such Pledgor is the record and beneficial owner of, and has good title to, the Pledged Securities pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement, and has rights in or the power to transfer the Pledged Securities in which a Lien is granted by it hereunder, free and clear of any Lien.

                  (b) There are no restrictions on transfer (that have not been waived or otherwise consented to) in the LLC Agreement governing any Pledged LLC Interest and the Partnership Agreement governing any Pledged Partnership Interest or any other agreement relating thereto which would limit or restrict
(i) the grant of a security interest in the Pledged LLC Interests and the Pledged Partnership Interests, (ii) the perfection of such security interest or
(iii) the exercise of remedies in respect of such perfected security interest in the Pledged LLC Interests and the Pledged Partnership Interests, in each case, as contemplated by this Agreement. Upon the exercise of remedies in respect of the Pledged LLC Interests and the Pledged Partnership Interests, a transferee or assignee of a membership interest or partnership interest, as the case may be, of such LLC or Partnership, as the case may be, shall become a member or partner, as the case may be, of such LLC or Partnership, as the case may be, entitled to participate in the management thereof and, upon the transfer of the entire interest of such Pledgor, such Pledgor ceases to be a member or partner, as the case may be.

                                   ARTICLE IV
                                    COVENANTS

         Each Pledgor covenants and agrees with the Administrative Agent and the Lenders that, from and after the date of this Agreement until the Borrower Obligations shall have been paid in full in cash, no Letter of Credit shall be outstanding and all of the Commitments shall have terminated:

         Section 4.01 Maintenance of Perfected Security Interest; Further Documentation. Each Pledgor agrees that:

                  (a) it shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 3.03 and shall defend such security interest against the claims and demands of all Persons whomsoever.

                  (b) it will furnish to the Administrative Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

                  (c) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of such Pledgor, it will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Administrative Agent may reasonably deem necessary for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the delivery of certificated securities and the filing of any financing or continuation statements under the UCC (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby.

         Section 4.02 Changes in Locations, Name, Etc. Such Pledgor recognizes that financing statements pertaining to the Collateral have been or may be filed twhere such Pledgor maintains any Collateral or is organized. Without limitation of Section 8.01(m) of the Credit Agreement or any other covenant herein, such Pledgor will not cause or permit any change in its (a) corporate name or in any trade name used to identify it in the conduct of its business or in the ownership of its Properties, (b) the location of its chief executive office or principal place of business, (c) its identity or corporate structure or in the jurisdiction in which it is incorporated or formed, (d) its jurisdiction of organization or its organizational identification number in such jurisdiction of organization or (e) its federal taxpayer identification number, unless, in each case, such Pledgor shall have first (i) notified the Administrative Agent of such change at least thirty (30) days prior to the effective date of such change, and (ii) taken all action reasonably requested by the Administrative Agent for the purpose of maintaining the perfection and priority of the Administrative Agent's security interests under this Agreement. In any notice furnished pursuant to this Section 4.02, such Pledgor will expressly state in a conspicuous manner that the notice is required by this Agreement and contains facts that may require additional filings of financing statements or other notices for the purposes of continuing perfection of the Administrative Agent's security interest in the Collateral. At the request of the Administrative Agent, on or prior to the occurrence of such event, the Borrower will provide to the Administrative Agent and the Lenders an opinion of counsel, in form and substance reasonably satisfactory to the Administrative Agent, to the effect that such event will not impair the validity of the security interests hereunder, the perfection and priority thereof, the enforceability of the Loan Documents, and such other matters as may be reasonably requested by the Administrative Agent.

         Section 4.03 Pledged Securities.

                  (a) If such Pledgor shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Equity Interests of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Securities, or otherwise in respect thereof, such Pledgor shall accept the same as the agent of the Lenders, hold the same in trust for the Lenders, segregated from other Property of such Pledgor, and deliver the same forthwith to the Administrative Agent in the exact form received, duly indorsed by such Pledgor to the Administrative Agent, if required, together with an undated stock power covering such certificate duly executed in blank by such Pledgor and with, if the Administrative Agent so requests, signature guaranteed, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Borrower Obligations.

                  (b) Without the prior written consent of the Administrative Agent, such Pledgor will not (i) unless otherwise expressly permitted hereby or under the other Loan Documents, vote to enable, or take any other action to permit, any Issuer to issue any Equity Interests of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any Equity Interests of any nature of any Issuer, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Securities or Proceeds thereof (except pursuant to a transaction expressly permitted by the Credit Agreement), (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Pledged Securities or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or (iv) enter into any agreement or undertaking restricting the right or ability of such Pledgor or the Administrative Agent to sell, assign or transfer any of the Pledged Securities or Proceeds thereof.

                  (c) In the case of each Pledgor that is a partner in a Partnership, such Pledgor hereby consents to the extent required by the applicable Partnership Agreement to the pledge by each other Pledgor, pursuant to the terms hereof, of the Pledged Partnership Interests in such Partnership and to the transfer of such Pledged Partnership Interests to the Administrative Agent or its nominee and to the substitution of the Administrative Agent or its nominee as a substituted partner in such Partnership with all the rights, powers and duties of a general partner or a limited partner, as the case may be. In the case of each Pledgor member of an LLC, such Pledgor hereby consents to the extent required by the applicable LLC Agreement to the pledge by each other Pledgor, pursuant to the terms hereof, of the Pledged LLC Interests in such LLC and to the transfer of such Pledged LLC Interests to the Administrative Agent or its nominee and to the substitution of the Administrative Agent or its nominee as a substituted member of the LLC with all the rights, powers and duties of a member of the LLC in question.

                  (d) Such Pledgor shall not agree to any amendment of a Partnership Agreement or LLC Agreement that in any way adversely affects the perfection of the security interest of the Administrative Agent in the Pledged Partnership Interests or Pledged LLC Interests pledged by such Pledgor hereunder, including any amendment electing to treat the membership interest or partnership interest of such Pledgor as a security under
Section 8-103 of the UCC.

                  (e) Each Pledgor shall furnish to the Administrative Agent such stock powers and other instruments as may be required by the Administrative Agent to assure the transferability of the Pledged Securities when and as often as may be reasonably requested by the Administrative Agent.

                  (f) The Pledged Securities will at all times constitute not less than 100% of the Equity Interests of the Issuer thereof owned by any Pledgor. Each Pledgor will not permit any Issuer of any of the Pledged Securities to issue any new shares of any class of Equity Interests of such Issuer without the prior written consent of the Administrative Agent.

                                   ARTICLE V
                               REMEDIAL PROVISIONS

         Section 5.01 Code and Other Remedies.

                  (a) Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent, on behalf of the Lenders, may exercise, in addition to all other rights and remedies granted to them in this Agreement, the other Loan Documents and in any other instrument or agreement securing, evidencing or relating to the Borrower Obligations, all rights and remedies of a secured party under the UCC or any other applicable law or otherwise available at law or equity. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Pledgor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Pledgor, which right or equity is hereby waived and released. If applicable to any particular item of Collateral, each Pledgor further agrees, at the Administrative Agent's request, to assemble the Collateral and make it available to the Administrative Agent at places that the Administrative Agent shall reasonably select, whether at such Pledgor's premises or elsewhere. Any such sale or transfer by the Administrative Agent either to itself or to any other Person shall be absolutely free from any claim of right by Pledgor, including any equity or right of redemption, stay or appraisal which Pledgor has or may have under any rule of law, regulation or statute now existing or hereafter adopted (and such Pledgor hereby waives any rights it may have in respect thereof). Upon any such sale or transfer, the Administrative Agent shall have the right to deliver, assign and transfer to the purchaser or transferee thereof the Collateral so sold or transferred. The Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this Section 5.01, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Borrower Obligations, in accordance with Section 10.02(c) of the Credit Agreement, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section
9.615 of the UCC, need the Administrative Agent account for the surplus, if any, to any Pledgor. To the extent permitted by applicable law, each Pledgor waives all claims, damages and demands it may acquire against the Administrative Agent or any Lender arising out of the exercise by them of any rights hereunder except to the extent caused by the gross negligence or willful misconduct of the Administrative Agent or such Lender or their respective agents. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

                  (b) In the event that the Administrative Agent elects not to sell the Collateral, the Administrative Agent retains its rights to dispose of or utilize the Collateral or any part or parts thereof in any manner authorized or permitted by law or in equity, and to apply the proceeds of the same towards payment of the Borrower Obligations. Each and every method of disposition of the Collateral described in this Agreement shall constitute disposition in a commercially reasonable manner.

                  (c) The Administrative Agent may appoint any Person as agent to perform any act or acts necessary or incident to any sale or transfer of the Collateral.

         Section 5.02 Pledged Securities.

                  (a) Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given notice to the relevant Pledgor of the Administrative Agent's intent to exercise its corresponding rights pursuant to Section 5.02(c), each Pledgor shall be permitted to receive all cash dividends paid in respect of the Pledged Securities paid in the normal course of business of the relevant Issuer (other than liquidating or distributing dividends), to the extent permitted in the Credit Agreement. Any sums paid upon or in respect of any Pledged Securities upon the liquidation or dissolution of any issuer of any Pledged Securities, any distribution of capital made on or in respect of any Pledged Securities or any property distributed upon or with respect to any Pledged Securities pursuant to the recapitalization or reclassification of the capital of any issuer of Pledged Collateral or pursuant to the reorganization thereof shall, unless otherwise subject to a perfected security interest in favor of the Administrative Agent, be delivered to the Administrative Agent to be held by it hereunder as additional collateral security for the Borrower Obligations. If any sum of money or property so paid or distributed in respect of any Pledged Securities shall be received by such Pledgor, such Pledgor shall, until such money or property is paid or delivered to the Administrative Agent, hold such money or property in trust for the Administrative Agent, segregated from other funds of such Pledgor, as additional security for the Borrower Obligations.

                  (b) Unless an Event of Default shall have occurred and be continuing and the and the Administrative Agent shall have given notice to the relevant Pledgor of the Administrative Agent's intent to exercise its corresponding rights pursuant to Section 5.02(c), each Pledgor shall be entitled to exercise all voting, consent and corporate, partnership or limited liability rights with respect to the Pledged Securities; provided, however, that no vote shall be cast, consent given or right exercised or other action taken by such Pledgor that would impair the Collateral, be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document or, without the prior consent of the Administrative Agent and the Lenders, enable or permit any issuer of Pledged Collateral to issue any Equity Interest or to issue any other securities convertible into or granting the right to purchase or exchange for any Stock of any issuer of Pledged Collateral other than as permitted by the Credit Agreement.

                  (c) Upon the occurrence and during the continuance of an Event of Default, upon notice by the Administrative Agent of its intent to exercise such rights to the relevant Pledgor or Pledgors, (i) the Administrative Agent shall have the right to receive any and all cash dividends, payments, Property or other Proceeds paid in respect of the Pledged Securities and make application thereof to the Borrower Obligations in accordance with Section 10.02(c) of the Credit Agreement, and (ii) any or all of the Pledged Securities shall be registered in the name of the Administrative Agent or its nominee, and (iii) the Administrative Agent or its nominee may exercise (A) all voting, consent, corporate, partnership or limited liability and other rights pertaining to such Pledged Securities at any meeting of shareholders, partners or members (or other equivalent body), as the case may be, of the relevant Issuer or Issuers or otherwise and (B) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Pledged Securities as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Securities upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the organizational structure of any Issuer, or upon the exercise by any Pledgor or the Administrative Agent of any right, privilege or option pertaining to such Pledged Securities, and in connection therewith, the right to deposit and deliver any and all of the Pledged Securities with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine), all without liability except to account for Property actually received by it, but the Administrative Agent shall have no duty to any Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

                  (d) Upon the occurrence and during the continuance of an Event of Default, in order to permit the Administrative Agent to exercise the voting and other consensual rights that it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions that it may be entitled to receive hereunder, (i) each Pledgor shall promptly execute and deliver (or cause to be executed and delivered) to the Administrative Agent all such proxies, dividend payment orders and other instruments as the Administrative Agent may from time to time reasonably request and (ii) without limiting the effect of clause (i) above, such Pledgor hereby grants to the Administrative Agent an irrevocable proxy to vote all or any part of the Pledged Securities and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Securities would be entitled (including giving or withholding written consents of shareholders, partners or members, as the case may be, calling special meetings of shareholders, partners or members, as the case may be, and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Securities on the record books of the Issuer thereof) by any other Person (including the Issuer of such Pledged Collateral or any officer or agent thereof).

                  (e) Each Pledgor hereby authorizes and instructs each Issuer of any Pledged Securities pledged by such Pledgor hereunder to (i) comply with any instruction received by it from the Administrative Agent in writing that (A) states that an Event of Default has occurred and is continuing and (B) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Pledgor, and each Pledgor agrees that each Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Pledged Securities directly to the Administrative Agent.

                  (f) Upon the occurrence and during the continuance of an Event of Default, if the Issuer of any Pledged Securities is the subject of bankruptcy, insolvency, receivership, custodianship or other proceedings under the supervision of any Governmental Authority, then all rights of the Pledgor in respect thereof to exercise the voting and other consensual rights which such Pledgor would otherwise be entitled to exercise with respect to the Pledged Securities issued by such Issuer shall cease, and all such rights shall thereupon become vested in the Administrative Agent who shall thereupon have the sole right to exercise such voting and other consensual rights, but the Administrative Agent shall have no duty to exercise any such voting or other consensual rights and shall not be responsible for any failure to do so or delay in so doing.

         Section 5.03 Private Sales of Pledged Securities.

                  (a) Each Pledgor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Securities, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise or may determine that a public sale is impracticable or not commercially reasonable and, accordingly, and may resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Securities for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

                  (b) Each Pledgor agrees to use commercially reasonable efforts to do or cause to be done all such other acts as may reasonably be necessary to make such sale or sales of all or any portion of the Pledged Securities pursuant to this Section 5.03 valid and binding and in compliance with any and all other applicable Governmental Requirements. Each Pledgor further agrees that a breach of any of the covenants contained in this Section 5.03 will cause irreparable injury to the Lenders, that the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 5.03 shall be specifically enforceable against such Pledgor, and such Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred or is continuing under the Credit Agreement.

         Section 5.04 Waiver; Deficiency. Each Pledgor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the fees and disbursements of any attorneys employed by the Administrative Agent or any Lender to collect such deficiency.

         Section 5.05 Non-Judicial Enforcement. The Administrative Agent may enforce its rights hereunder without prior judicial process or judicial hearing, and to the extent permitted by law, each Pledgor expressly waives any and all legal rights which might otherwise require the Administrative Agent to enforce its rights by judicial process.

                                   ARTICLE VI
                            THE ADMINISTRATIVE AGENT


         Section 6.01 Administrative Agent's Appointment as Attorney-in-Fact,
Etc.

                  (a) Each Pledgor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Pledgor and in the name of such Pledgor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all reasonably appropriate action and to execute any and all documents and instruments which may be reasonably necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Pledgor hereby gives the Administrative Agent the power and right, on behalf of such Pledgor, without notice to or assent by such Pledgor, to do any or all of the following:

                           (i) in the name of such Pledgor or its own name, or
otherwise, take possession of and indorse and collect any check, draft, note, acceptance or other instrument for the payment of moneys due with respect to any Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any such moneys due with respect to any other Collateral whenever payable;

                           (ii) unless being disputed under Section 8.04 of the
Credit Agreement, pay or discharge Taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement or any other Loan Document and pay all or any part of the premiums therefor and the costs thereof;

                           (iii) execute, in connection with any sale provided
for in Section 5.01 or Section 5.03, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

                           (iv) (A) direct any party liable for any payment
under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (B) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (D) defend any suit, action or proceeding brought against such Pledgor with respect to any Collateral; (E) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent may deem appropriate; and (F) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent's option and such Pledgor's expense, at any time, or from time to time, all acts and things which the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Administrative Agent's and the Lenders' security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Pledgor might do.

         Anything in this Section 6.01(a) to the contrary notwithstanding, the Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 6.01(a) unless an Event of Default shall have occurred and be continuing.

                  (b) If any Pledgor fails to perform or comply with any of its agreements contained herein within the applicable grace periods, the Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

                  (c) The expenses of the Administrative Agent incurred in connection with actions undertaken as provided in this Section 6.01, together with interest thereon at a rate per annum equal to the post-default rate specified in Section 3.02(c) of the Credit Agreement, but in no event to exceed the Highest Lawful Rate, from the date of payment by the Administrative Agent to the date reimbursed by the relevant Pledgor, shall be payable by such Pledgor to the Administrative Agent on demand.

                  (d) Each Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue and in compliance hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated.

         Section 6.02 Duty of Administrative Agent. The Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9.207 of the UCC or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar Property for its own account and shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which comparable secured parties accord comparable collateral. Neither the Administrative Agent, any Lender nor any of their Related Parties shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Administrative Agent and the Lenders hereunder are solely to protect the Administrative Agent's and the Lenders' interests in the Collateral and shall not impose any duty upon the Administrative Agent or any Lender to exercise any such powers. The Administrative Agent and the Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their Related Parties shall be responsible to any Pledgor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct. To the fullest extent permitted by applicable law, the Administrative Agent shall be under no duty whatsoever to make or give any presentment, notice of dishonor, protest, demand for performance, notice of non-performance, notice of intent to accelerate, notice of acceleration, or other notice or demand in connection with any Collateral or the Borrower Obligations, or to take any steps necessary to preserve any rights against any Pledgor or other Person or ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not it has or is deemed to have knowledge of such matters. Each Pledgor, to the extent permitted by applicable law, waives any right of marshaling in respect of any and all Collateral, and waives any right to require the Administrative Agent or any Lender to proceed against any Pledgor or other Person, exhaust any Collateral or enforce any other remedy which the Administrative Agent or any Lender now has or may hereafter have against any Pledgor or other Person.

         Section 6.03 Execution of Financing Statements. Pursuant to the UCC and any other applicable law, each Pledgor authorizes the Administrative Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Pledgor in such form and in such offices as the Administrative Agent reasonably determines appropriate to perfect the security interests of the Administrative Agent under this Agreement. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

         Section 6.04 Authority of Administrative Agent. Each Pledgor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Pledgor, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and no Pledgor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.
                                      -14-

                                   ARTICLE VII
                                  MISCELLANEOUS

         Section 7.01 Waiver. No failure on the part of the Administrative Agent or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, privilege or remedy or any abandonment or discontinuance of steps to enforce such right, power, privilege or remedy under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, privilege or remedy under this Agreement or any other Loan Document preclude or be construed as a waiver of any other or further exercise thereof or the exercise of any other right, power, privilege or remedy. The remedies provided herein are cumulative and not exclusive of any remedies provided by law or equity.

         Section 7.02 Notices. All notices and other communications provided for herein shall be given in the manner and subject to the terms of Section 12.01 of the Credit Agreement; provided that any such notice, request or demand to or upon any Pledgor shall be addressed to such Pledgor at its notice address set forth on Schedule 4.

         Section 7.03. Payment of Expenses, Indemnities, Etc


                  (a) Each Pledgor agrees to pay or reimburse each Lender and the Administrative Agent for all out-of-pocket expenses incurred by such Person, including the fees, charges and disbursements of any counsel for the Administrative Agent or any Lender, in connection with the enforcement or protection of its rights in connection with this Agreement or any other Loan Document, including, without limitation, all costs and expenses incurred in enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Pledgor is a party.

                  (b) Each Pledgor agrees to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all Other Taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

                  (c) Each Pledgor agrees to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Borrower would be required to do so pursuant to Section 12.03 of the Credit Agreement.

         Section 7.04 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 12.02 of the Credit Agreement.

         Section 7.05 Successors and Assigns. The provisions of this Agreement shall be binding upon the Pledgor and their successors and assigns and shall inure to the benefit of the Administrative Agent and the Lenders and their respective successors and assigns; provided that except as set forth in Section 9.12 of the Credit Agreement, no Pledgor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent and the Lenders, and any such purported assignment, transfer or delegation shall be null and void.

         Section 7.06 Survival; Revival; Reinstatement.

                  (a) All covenants, agreements, representations and warranties made by any Pledgor herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document to which it is a party shall be considered to have been relied upon by the Administrative Agent, the Issuing Bank and the Lenders and shall survive the execution and delivery of this Agreement and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under the Credit Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Section 7.03 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement, any other Loan Document or any provision hereof or thereof.

                  (b) To the extent that proceeds of any Collateral are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or other Person under any bankruptcy law, common law or equitable cause, then to such extent, the Borrower Obligations so satisfied shall be revived and continue as if such payment or proceeds had not been received and the Administrative Agent's and the Lenders' Liens, security interests, rights, powers and remedies under this Agreement and each other Loan Document shall continue in full force and effect. In such event, each Loan Document shall be automatically reinstated and the Borrower shall take such action as may be reasonably requested by the Administrative Agent and the Lenders to effect such reinstatement.

         Section 7.07 Counterparts; Integration; Effectiveness.

                  (a) This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

                  (b) This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (OTHER THAN THE LETTERS OF CREDIT AND THE LETTER OF CREIDT AGREEMENTS) REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND

THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPERANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                  (c) This Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto, the Lenders and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

         Section 7.08 Severability. Any provision of this Agreement or any other Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

         Section 7.09 Set-Off. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations (of whatsoever kind, including, without limitations obligations under the Secured Swap Agreements) at any time owing by such Lender or Affiliate to or for the credit or the account of any Pledgor against any of and all the obligations of the Pledgor owed to such Lender now or hereafter existing under this Agreement or any other Loan Document, irrespective of whether or not such Lender shall have made any demand under this Agreement or any other Loan Document and although such obligations may be unmatured. The rights of each Lender under this Section 7.09 are in addition to other rights and remedies (including other rights of setoff) that such Lender or its Affiliates may have.

         Section 7.10 Governing Law; Submission to Jurisdiction.

                  (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

                  (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL BE BROUGHT IN THE COURTS OF THE STATE OF TEXAS OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF TEXAS, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HEREBY ACCEPTS FOR ITSELF AND (TO THE EXTENT PERMITTED BY LAW) IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER

HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS. THIS SUBMISSION TO JURISDICTION IS NON-EXCLUSIVE AND DOES NOT PRECLUDE A PARTY FROM OBTAINING JURISDICTION OVER ANOTHER PARTY IN ANY COURT OTHERWISE HAVING JURISDICTION.

                  (c) EACH PARTY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT AT THE ADDRESS SPECIFIED IN SECTION 12.01 OF THE CREDIT AGREEMENT (OR SUCH OTHER ADDRESS AS IS SPECIFIED PURSUANT TO SECTION 12.01 OF THE CREDIT AGREEMENT), SUCH SERVICE TO BECOME EFFECTIVE THIRTY (30) DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF A PARTY OR ANY HOLDER OF A NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANOTHER PARTY IN ANY OTHER JURISDICTION.

                  (d) EACH PARTY HEREBY (1) IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN; (2) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (3) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OF COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (4) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS Section 7.10.

         Section 7.11 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

         Section 7.12 Acknowledgments. Each Pledgor hereby acknowledges that:

                  (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

                  (b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to any Pledgor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Pledgors, on the one hand, and the Administrative Agent and Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

                  (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Pledgors and the Lenders.

                  (d) Each of the parties hereto specifically agrees that it has a duty to read this Agreement, the Security Instruments and the other Loan Documents and agrees that it is charged with notice and knowledge of the terms of this Agreement, the Security Instruments and the other Loan Documents; that it has in fact read this Agreement, the Security Instruments and the other Loan Documents and is fully informed and has full notice and knowledge of the terms, conditions and effects thereof; that it has been represented by independent legal counsel of its choice throughout the negotiations preceding its execution of this Agreement and the Security Instruments; and has received the advice of its attorney in entering into this Agreement and the Security Instruments; and that it recognizes that certain of the terms of this Agreement and the Security Instruments result in one party assuming the liability inherent in some aspects of the transaction and relieving the other party of its responsibility for such liability. EACH PARTY HERETO AGREES AND COVENANTS THAT IT WILL NOT CONTEST THE VALIDITY OR ENFORCEABILITY OF ANY EXCULPATORY PROVISION OF THIS AGREEMENT AND THE SECURITY INSTRUMENTS ON THE BASIS THAT THE PARTY HAD NO NOTICE OR KNOWLEDGE OF SUCH PROVISION OR THAT THE PROVISION IS NOT "CONSPICUOUS."

         Section 7.13 Releases.

                  (a) Release Upon Payment in Full. The grant of a security interest hereunder and all of rights, powers and remedies in connection herewith shall remain in full force and effect until the Administrative Agent has (i) retransferred and delivered all Collateral in its possession to the Pledgors, and (ii) executed a written release or termination statement and reassigned to the Pledgors without recourse or warranty any remaining Collateral and all rights conveyed hereby. Upon the complete payment of the Borrower Obligations, the termination of all of the Commitments and the compliance by the Pledgors with all covenants and agreements hereof, the Administrative Agent, at the expense of the Borrower, will promptly release, reassign and transfer the Collateral to the Pledgors and declare this Agreement to be of no further force or effect.

                  (b) Partial Releases. If any of the Collateral shall be sold, transferred or otherwise disposed of by any Pledgor in a transaction permitted by the Credit Agreement, then the Administrative Agent, at the request and sole expense of such Pledgor, shall promptly execute and deliver to such Pledgor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral and the Equity Interests of the Issuer thereof.

                  (c) Retention in Satisfaction. Except as may be expressly applicable pursuant to Section 9.620 of the UCC, no action taken or omission to act by the Administrative Agent or the Lenders hereunder, including, without limitation, any exercise of voting or consensual rights or any other action taken or inaction, shall be deemed to constitute a retention of the Collateral in satisfaction of the Borrower Obligations or otherwise to be in full satisfaction of the Borrower Obligations, and the Borrower Obligations shall remain in full force and effect, until the Administrative Agent and the Lenders shall have applied payments (including, without limitation, collections from Collateral) towards the Borrower Obligations in the full amount then outstanding or until such subsequent time as is provided in Section 7.13(a).

         Section 7.14 Acceptance. Each Pledgor hereby expressly waives notice of acceptance of this Agreement, acceptance on the part of the Administrative Agent and the Lenders being conclusively presumed by their request for this Agreement and delivery of the same to the Administrative Agent.



      [Remainder of page intentionally left blank; signature page follows]

         IN WITNESS WHEREOF, each of the undersigned has caused this Pledge Agreement to be duly executed and delivered as of the date first above written.


PLEDGORS:                               LEGACY RESERVES LP


                                          By:      LEGACY RESERVES GP, LLC,
                                                   its general partner



                                        By:
                                            -----------------------------------
                                            Steven H. Pruett
                                            President, Chief Financial Officer
                                            and Secretary


                                        LEGACY RESERVES OPERATING GP LLC



                                          By:      LEGACY RESERVES LP,
                                                   its sole member

                                          By:      LEGACY RESERVES GP, LLC,
                                                   its general partner



                                        By:
                                            -----------------------------------
                                            Steven H. Pruett
                                            President, Chief Financial Officer
                                            and Secretary


                   Signature Page - Borrower Pledge Agreement

Acknowledged and Agreed to as
of the date hereof by:

ADMINISTRATIVE AGENT:                   BNP PARIBAS


                                        By:
                                            -----------------------------------
                                        Name:
                                        Title:


                                        By:
                                            -----------------------------------
                                        Name:
                                        Title:





                   Signature Page - Borrower Pledge Agreement

                                   Schedule 1

                        DESCRIPTION OF PLEDGED SECURITIES



Pledged Securities:

                                          PERCENTAGE        PERCENTAGE       CLASS OF        NO. OF      CERTIFICATE
        OWNER              ISSUER           OWNED            PLEDGED         STOCK OR        SHARES          NO.
                                                                           OTHER EQUITY
                                                                             INTEREST
 Legacy Reserves LP        Legacy           99.99%             100%         All of the        N/A            N/A
                          Reserves                                            limited
                        Operating LP                                          partner
                                                                             interests

 Legacy Reserves LP        Legacy            100%              100%         All of the        N/A            N/A
                          Reserves                                            Limited
                        Operating GP                                         Liability
                            LLC                                               Company
                                                                             interests

 Legacy Reserves LP        Legacy            100%              100%         All of the         1            1000
                          Reserves                                         common stock
                       Services, Inc.

   Legacy Reserves         Legacy           0.01%              100%         All of the        N/A            N/A
  Operating GP LLC        Reserves                                            general
                        Operating LP                                          partner
                                                                             interests


                                 Schedule 1 - 1

                                   Schedule 2

                            FILINGS AND OTHER ACTIONS
                     REQUIRED TO PERFECT SECURITY INTERESTS



1. Filing of UCC-1 Financing Statements with respect to the Collateral with the Secretary of State of the State of Delaware and the State of Texas.

2. Delivery to the Administrative Agent of all Pledged Securities consisting of certificated securities, in each case properly endorsed for transfer or in blank.



                                 Schedule 2 - 1

                                   Schedule 3


LOCATION OF JURISDICTION OF ORGANIZATION AND CHIEF EXECUTIVE OFFICE

Legal name:  Legacy Reserves LP
Address:  303 W. Wall Street, Suite 1600, Midland, TX 79701
All names and trade names that Legacy Reserves LP has used in the last five years: No other names
Jurisdiction of organization over the last five years:  Delaware
Current jurisdiction of organization:  Delaware
Taxpayer identification number:  16-1751069
Organizational number:  4038949

Legal name:  Legacy Reserves Operating LP
Address:  303 W. Wall Street, Suite 1600, Midland, TX 79701
All names and trade names that Legacy Reserves Operating LP has used in the last five years: No other names
Jurisdiction of organization over the last five years:  Delaware
Current jurisdiction of organization:  Delaware
Taxpayer identification number:  20-4307259
Organizational number:  4096664

Legal name:  Legacy Reserves Operating GP LLC
Address:  303 W. Wall Street, Suite 1600, Midland, TX 79701
All names and trade names that Legacy Reserves Operating GP LLC has used in the last five years: No other names
Jurisdiction of organization over the last five years:  Delaware
Current jurisdiction of organization:  Delaware
Taxpayer identification number:  20-4307209
Organizational number:  4096662

Legal name:  Legacy Reserves Services, Inc.
Address:  303 W. Wall Street, Suite 1600, Midland, TX 79701
All names and trade names that Legacy Reserves Services, Inc. has used in the last five years: No other names
Jurisdiction of organization over the last five years:  Texas
Current jurisdiction of organization:  Texas
Taxpayer identification number:  20-4442710
Organizational number:  800619799




                                 Schedule 3 - 1

                                   Schedule 4

                          NOTICE ADDRESSES OF PLEDGORS

Legacy Reserves LP and Legacy Reserves Operating GP LLC


303 West Wall Street, Suite 1600
Midland, Texas 79701

Attn: Steven H. Pruett, President and CFO
Tel. 432-682-2516
Fax 432-682-4013
E-mail  spruett@legacylp.com




                                 Schedule 4 - 1

                           ACKNOWLEDGMENT AND CONSENT

         The undersigned hereby acknowledges receipt of a copy of the Pledge Agreement dated as of March 15, 2006 (the "Pledge Agreement"), made by the Pledgors parties thereto for the benefit of BNP PARIBAS, as Administrative Agent. The undersigned agrees for the benefit of the Administrative Agent and the Lenders as follows:

         1. The undersigned will be bound by the terms of the Pledge Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

         2. The terms of Section 5.01(a) and Section 5.03 of the Pledge Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 5.02(a) or Section 5.03 of the Pledge Agreement.



      [Remainder of page intentionally left blank; signature page follows]







                                 Acknowledgment

                                        LEGACY RESERVES OPERATING LP



                                          By:      LEGACY RESERVES OPERATING GP
                                                   LLC, its general partner
                                          By:      LEGACY RESERVES LP, its sole
                                                   member
                                          By:      LEGACY RESERVES GP, LLC, its
                                                   general partner


                                        By:
                                             ----------------------------------
                                             Steven H. Pruett
                                             President, Chief Financial Officer
                                             and Secretary

                                        LEGACY RESERVES OPERATING GP LLC



                                          By:      LEGACY RESERVES LP, its sole
                                                   member
                                          By:      LEGACY RESERVES GP, LLC, its
                                                   general partner


                                        By:
                                             ---------------------------------
                                             Steven H. Pruett
                                             President, Chief Financial Officer
                                             and Secretary


                                        LEGACY RESERVES SERVICES, INC.



                                        By:
                                             ----------------------------------
                                             Steven H. Pruett
                                             President, Chief Financial Officer
                                             and Secretary



                        Signature Page - Acknowledgment

                                    EXHIBIT D
                       [FORM OF] ASSIGNMENT AND ASSUMPTION

     This Assignment and Assumption (the "Assignment and Assumption") is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the "Assignor") and [Insert name of Assignee] (the "Assignee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, the "Credit Agreement"), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

     The Assignor named on the reverse hereof hereby sells and assigns, without recourse, to the Assignee named on the reverse hereof, and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the Assignment Date set forth on the reverse hereof, the interests set forth on the reverse hereof (the "Assigned Interest") in the Assignor's rights and obligations under the Credit Agreement, including, without limitation, the interests set forth on the reverse hereof in the Commitment of the Assignor on the Assignment Date and Loans owing to the Assignor which are outstanding on the Assignment Date, together with the participations in Letters of Credit and LC Disbursements held by the Assignor on the Assignment Date, but excluding accrued interest and fees to and excluding the Assignment Date. The Assignee hereby acknowledges receipt of a copy of the Credit Agreement. From and after the Assignment Date (i) the Assignee shall be a party to and be bound by the provisions of the Credit Agreement and, to the extent of the Assigned Interest, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent of the Assigned Interest, relinquish its rights and be released from its obligations under the Credit Agreement.

     This Assignment and Assumption is being delivered to the Administrative Agent together with (i) if the Assignee is a Foreign Lender, any documentation required to be delivered by the Assignee pursuant to Section 5.03(e) of the Credit Agreement, duly completed and executed by the Assignee, and (ii) if the Assignee is not already a Lender under the Credit Agreement, an Administrative Questionnaire in the form supplied by the Administrative Agent, duly completed by the Assignee. The [Assignee/Assignor] shall pay the fee payable to the Administrative Agent pursuant to Section 12.04(b) of the Credit Agreement.

     This Assignment and Assumption shall be governed by and construed in accordance with the laws of the State of Texas.

Date of Assignment: ____________________________

Legal Name of Assignor: ________________________

Legal Name of Assignee: ________________________

Assignee's Address for Notices: ________________

Effective Date of Assignment ___________________

("Assignment Date"): ___________________________


                                    EXHIBIT D

                                                        Percentage Assigned of
                                                       Facility/Commitment (set
                                                    forth, to at least 8 decimals,
                                                   as a percentage of the Facility
                                                    and the aggregate Commitments
Facility               Principal Amount Assigned      of all Lenders thereunder)
--------               -------------------------   -------------------------------
Commitment Assigned:          $___________                   ___________%
Loans:                         ___________                   ___________

The terms set forth above and on the reverse side hereof are hereby agreed to:

                                        [Name of Assignor], as Assignor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        [Name of Assignee], as Assignee


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

The undersigned hereby consent to the within assignment:(1)

Legacy Reserves LP                      BNP Paribas,
                                        as Administrative Agent

By: Legacy Reserves GP, LLC,
    as General Partner


By:                                     By:
    ---------------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

----------
(1) Consents to be included to the extent required by Section 12.04(b) of the Credit Agreement.

                                    EXHIBIT D

                               LEGACY RESERVES LP
                                CREDIT AGREEMENT

                        STANDARD TERMS AND CONDITIONS FOR
                            ASSIGNMENT AND ASSUMPTION

     1. Representations and Warranties.

     1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

     1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder,
(iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 8.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (v) if it is a Foreign Lender, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

     2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

     3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and

Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of Texas.

                                  SCHEDULE 7.05
                                   LITIGATION

                                      None


                                SCHEDULE 7.05 - 1

                                  SCHEDULE 7.12
                               MATERIAL AGREEMENTS

                                      None

                                SCHEDULE 7.12 - 1

                                  SCHEDULE 7.15
                                  SUBSIDIARIES

                       SUBSIDIARIES OF LEGACY RESERVES LP



         ENTITY NAME             JURISDICTION OF        LOCATION OF CHIEF                 ORGANIZATIONAL
                                   ORGANIZATION         EXECUTIVE OFFICES                       ID
----------------------------- ---------------------- ------------------------------- ------------------------
Legacy Reserves Operating           Delaware         303 West Wall Street                    4096662
GP LLC                                               Suite 1600
                                                     Midland, Texas 79701
----------------------------- ---------------------- ------------------------------- ------------------------
Legacy Reserves Operating LP        Delaware         303 West Wall Street                    4096664
                                                     Suite 1600
                                                     Midland, Texas 79701
----------------------------- ---------------------- ------------------------------- ------------------------
Legacy Reserves Services,             Texas          303 West Wall Street                   800619799
Inc.                                                 Suite 1600
                                                     Midland, Texas 79701




                                SCHEDULE 7.15 - 1

                                  SCHEDULE 7.18
                                 GAS IMBALANCES

                                      None

                                SCHEDULE 7.19 - 1

                                  SCHEDULE 7.19
                               MARKETING CONTRACTS

                                      None


                                SCHEDULE 7.19 - 1

                                  SCHEDULE 7.20
                                 SWAP AGREEMENTS

ANNEX 1

Moriah Properties, Ltd.

-------------------------------------------------------------------------------------------------
TRADE NO.  TRADE DT B/S  LIVE QTY  COMMODITY    TRN. PRICING   PRICING  SETT./MATUR TRADE    CURR.
                                                GRP  START DT  END DT      DT       PRICE
-------------------------------------------------------------------------------------------------
  83040    05/25/05  B    21,000    WTI(1,0)    SWP  02/01/06  02/28/06  03/07/06   59.380   USD
-------------------------------------------------------------------------------------------------
  83040    05/25/05  B    21,000    WTI(1,0)    SWP  03/01/06  03/31/06  04/07/06   59.380   USD
-------------------------------------------------------------------------------------------------
  83040    05/25/05  B    21,000    WTI(1,0)    SWP  04/01/06  04/30/06  05/05/06   59.380   USD
-------------------------------------------------------------------------------------------------
  83040    05/25/05  B    21,000    WTI(1,0)    SWP  05/01/0605/31/06    06/07/06   59.380   USD
-------------------------------------------------------------------------------------------------
  83040    05/25/05  B    21,000    WTI(1,0)    SWP  06/01/0606/30/06    07/10/06   59.380   USD
-------------------------------------------------------------------------------------------------
  83040    05/25/05  B    21,000    WTI(1,0)    SWP  07/01/0607/31/06    08/07/06   59.380   USD
-------------------------------------------------------------------------------------------------
  83040    05/25/05  B    21,000    WTI(1,0)    SWP  08/01/0608/31/06    09/07/06   59.380   USD
-------------------------------------------------------------------------------------------------
  83040    05/25/05  B    21,000    WTI(1,0)    SWP  09/01/0609/30/06    10/06/06   59.380   USD
-------------------------------------------------------------------------------------------------
  83040    05/25/05  B    21,000    WTI(1,0)    SWP  10/01/0610/31/06    11/07/06   59.380   USD
-------------------------------------------------------------------------------------------------
  83040    05/25/05  B    21,000    WTI(1,0)    SWP  11/01/0611/30/06    12/07/06   59.380   USD
-------------------------------------------------------------------------------------------------
  83040    05/25/05  B    21,000    WTI(1,0)    SWP  12/01/0612/31/06    01/08/07   59.380   USD
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
  85478    07/05/05  B    18,000    WTI(1,0)    SWP  01/01/0701/31/07    02/07/07   60.000   USD
-------------------------------------------------------------------------------------------------
  85478    07/05/05  B    18,000    WTI(1,0)    SWP  02/01/0702/28/07    03/07/07   60.000   USD
-------------------------------------------------------------------------------------------------
  85478    07/05/05  B    18,000    WTI(1,0)    SWP  03/01/0703/31/07    04/06/07   60.000   USD
-------------------------------------------------------------------------------------------------
  85478    07/05/05  B    18,000    WTI(1,0)    SWP  04/01/0704/30/07    05/07/07   60.000   USD
-------------------------------------------------------------------------------------------------
  85478    07/05/05  B    18,000    WTI(1,0)    SWP  05/01/0705/31/07    06/07/07   60.000   USD
-------------------------------------------------------------------------------------------------
  85478    07/05/05  B    18,000    WTI(1,0)    SWP  06/01/0706/30/07    07/09/07   60.000   USD
-------------------------------------------------------------------------------------------------
  85478    07/05/05  B    18,000    WTI(1,0)    SWP  07/01/0707/31/07    08/07/07   60.000   USD
-------------------------------------------------------------------------------------------------
  85478    07/05/05  B    18,000    WTI(1,0)    SWP  08/01/0708/31/07    09/10/07   60.000   USD
-------------------------------------------------------------------------------------------------
  85478    07/05/05  B    18,000    WTI(1,0)    SWP  09/01/0709/30/07    10/05/07   60.000   USD
-------------------------------------------------------------------------------------------------
  85478    07/05/05  B    18,000    WTI(1,0)    SWP  10/01/0710/31/07    11/07/07   60.000   USD
-------------------------------------------------------------------------------------------------
  85478    07/05/05  B    18,000    WTI(1,0)    SWP  11/01/0711/30/07    12/07/07   60.000   USD
-------------------------------------------------------------------------------------------------
  85478    07/05/05  B    18,000    WTI(1,0)    SWP  12/01/0712/31/07    01/08/08   60.000   USD
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
  86935    08/01/05  B    16,924    WTI(1,0)    SWP  01/01/0801/31/08    02/07/08   60.500   USD
-------------------------------------------------------------------------------------------------
  86935    08/01/05  B    16,924    WTI(1,0)    SWP  02/01/0802/29/08    03/07/08   60.500   USD
-------------------------------------------------------------------------------------------------
  86935    08/01/05  B    16,924    WTI(1,0)    SWP  03/01/0803/31/08    04/07/08   60.500   USD
-------------------------------------------------------------------------------------------------
  86935    08/01/05  B    16,924    WTI(1,0)    SWP  04/01/0804/30/08    05/07/08   60.500   USD
-------------------------------------------------------------------------------------------------
  86935    08/01/05  B    16,924    WTI(1,0)    SWP  05/01/0805/31/08    06/06/08   60.500   USD
-------------------------------------------------------------------------------------------------
  86935    08/01/05  B    16,924    WTI(1,0)    SWP  06/01/0806/30/08    07/08/08   60.500   USD
-------------------------------------------------------------------------------------------------
  86935    08/01/05  B    16,924    WTI(1,0)    SWP  07/01/0807/31/08    08/07/08   60.500   USD
-------------------------------------------------------------------------------------------------
  86935    08/01/05  B    16,924    WTI(1,0)    SWP  08/01/0808/31/08    09/05/08   60.500   USD
-------------------------------------------------------------------------------------------------
  86935    08/01/05  B    16,924    WTI(1,0)    SWP  09/01/0809/30/08    10/07/08   60.500   USD
-------------------------------------------------------------------------------------------------
  86935    08/01/05  B    16,924    WTI(1,0)    SWP  10/01/0810/31/08    11/07/08   60.500   USD
-------------------------------------------------------------------------------------------------
  86935    08/01/05  B    16,924    WTI(1,0)    SWP  11/01/0811/30/08    12/05/08   60.500   USD
-------------------------------------------------------------------------------------------------
  86935    08/01/05  B    16,924    WTI(1,0)    SWP  12/01/0812/31/08    01/07/09   60.500   USD
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
  90674    09/29/05  B    53,308    NG(1,0)     SWP  02/22/0602/24/06    03/03/06   14.120   USD
-------------------------------------------------------------------------------------------------
  90674    09/29/05  B    51,588    NG(1,0)     SWP  03/27/0603/29/06    04/05/06   11.200   USD
-------------------------------------------------------------------------------------------------
  90674    09/29/05  B    53,308    NG(1,0)     SWP  04/24/0604/26/06    05/03/06   10.670   USD
-------------------------------------------------------------------------------------------------
  90674    09/29/05  B    51,588    NG(1,0)     SWP  05/24/0605/26/06    06/02/06   10.680   USD
-------------------------------------------------------------------------------------------------

                               SCHEDULE 7.20 - 1

-------------------------------------------------------------------------------------------------
  90674    09/29/05  B    53,308    NG(1,0)     SWP  06/26/0606/28/06    07/06/06   10.710   USD
-------------------------------------------------------------------------------------------------
  90674    09/29/05  B    53,308    NG(1,0)     SWP  07/25/0607/27/06    08/03/06   10.750   USD
-------------------------------------------------------------------------------------------------
  90674    09/29/05  B    51,588    NG(1,0)     SWP  08/25/0608/29/06    09/05/06   10.720   USD
-------------------------------------------------------------------------------------------------
  90674    09/29/05  B    53,308    NG(1,0)     SWP  09/25/0609/27/06    10/04/06   10.750   USD
-------------------------------------------------------------------------------------------------
  90674    09/29/05  B    51,588    NG(1,0)     SWP  10/25/0610/27/06    11/03/06   11.170   USD
-------------------------------------------------------------------------------------------------
  90674    09/29/05  B    53,308    NG(1,0)     SWP  11/22/0611/28/06    12/05/06   11.560   USD
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
  90675    09/29/05  B    48,326    NG(1,0)     SWP  12/22/06  12/27/06  01/04/07   11.830   USD
-------------------------------------------------------------------------------------------------
  90675    09/29/05  B    43,649    NG(1,0)     SWP  01/25/07  01/29/07  02/05/07   11.740   USD
-------------------------------------------------------------------------------------------------
  90675    09/29/05  B    48,326    NG(1,0)     SWP  02/22/07  02/26/07  03/05/07   11.440   USD
-------------------------------------------------------------------------------------------------
  90675    09/29/05  B    46,767    NG(1,0)     SWP  03/26/07  03/28/07  04/04/07    9.390   USD
-------------------------------------------------------------------------------------------------
  90675    09/29/05  B    48,326    NG(1,0)     SWP  04/24/07  04/26/07  05/03/07    9.040   USD
-------------------------------------------------------------------------------------------------
  90675    09/29/05  B    46,767    NG(1,0)     SWP  05/24/07  05/29/07  06/05/07    9.080   USD
-------------------------------------------------------------------------------------------------
  90675    09/29/05  B    48,326    NG(1,0)     SWP  06/25/07  06/27/07  07/05/07    9.120   USD
-------------------------------------------------------------------------------------------------
  90675    09/29/05  B    48,326    NG(1,0)     SWP  07/25/07  07/27/07  08/03/07    9.160   USD
-------------------------------------------------------------------------------------------------
  90675    09/29/05  B    46,767    NG(1,0)     SWP  08/27/07  08/29/07  09/06/07    9.130   USD
-------------------------------------------------------------------------------------------------
  90675    09/29/05  B    48,326    NG(1,0)     SWP  09/24/07  09/26/07  10/03/07    9.170   USD
-------------------------------------------------------------------------------------------------
  90675    09/29/05  B    46,767    NG(1,0)     SWP  10/25/07  10/29/07  11/05/07    9.590   USD
-------------------------------------------------------------------------------------------------
  90675    09/29/05  B    48,326    NG(1,0)     SWP  11/26/07  11/28/07  12/05/07   10.010   USD
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
  95193    12/02/05  B    44,507    NG(1,0)     SWP  12/27/07  12/27/07  01/04/08   10.580   USD
-------------------------------------------------------------------------------------------------
  95193    12/02/05  B    40,200    NG(1,0)     SWP  01/29/08  01/29/08  02/05/08   10.510   USD
-------------------------------------------------------------------------------------------------
  95193    12/02/05  B    44,507    NG(1,0)     SWP  02/27/08  02/27/08  03/05/08   10.190   USD
-------------------------------------------------------------------------------------------------
  95193    12/02/05  B    43,072    NG(1,0)     SWP  03/27/08  03/27/08  04/03/08    8.170   USD
-------------------------------------------------------------------------------------------------
  95193    12/02/05  B    44,507    NG(1,0)     SWP  04/28/08  04/28/08  05/05/08    7.980   USD
-------------------------------------------------------------------------------------------------
  95193    12/02/05  B    43,072    NG(1,0)     SWP  05/28/08  05/28/08  06/04/08    8.028   USD
-------------------------------------------------------------------------------------------------
  95193    12/02/05  B    44,507    NG(1,0)     SWP  06/26/08  06/26/08  07/03/08    8.071   USD
-------------------------------------------------------------------------------------------------
  95193    12/02/05  B    44,507    NG(1,0)     SWP  07/29/08  07/29/08  08/05/08    8.106   USD
-------------------------------------------------------------------------------------------------
  95193    12/02/05  B    43,072    NG(1,0)     SWP  08/27/08  08/27/08  09/03/08    8.098   USD
-------------------------------------------------------------------------------------------------
  95193    12/02/05  B    44,507    NG(1,0)     SWP  09/26/08  09/26/08  10/03/08    8.145   USD
-------------------------------------------------------------------------------------------------
  95193    12/02/05  B    43,072    NG(1,0)     SWP  10/29/08  10/29/08  11/05/08    8.625   USD
-------------------------------------------------------------------------------------------------
  95193    12/02/05  B    44,507    NG(1,0)     SWP  11/24/08  11/24/08  12/01/08    9.100   USD
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
  98129    01/13/06  B    41,757    NG(1,0)     SWP  12/24/08  12/29/08  01/05/09   10.172   USD
-------------------------------------------------------------------------------------------------
  98129    01/13/06  B    37,716    NG(1,0)     SWP  01/26/09  01/28/09  02/04/09   10.162   USD
-------------------------------------------------------------------------------------------------
  98129    01/13/06  B    41,757    NG(1,0)     SWP  02/23/09  02/25/09  03/04/09    9.952   USD
-------------------------------------------------------------------------------------------------
  98129    01/13/06  B    40,410    NG(1,0)     SWP  03/25/09  03/27/09  04/03/09    8.152   USD
-------------------------------------------------------------------------------------------------
  98129    01/13/06  B    41,757    NG(1,0)     SWP  04/24/09  04/28/09  05/05/09    7.947   USD
-------------------------------------------------------------------------------------------------
  98129    01/13/06  B    40,410    NG(1,0)     SWP  05/22/09  05/27/09  06/03/09    8.007   USD
-------------------------------------------------------------------------------------------------
  98129    01/13/06  B    41,757    NG(1,0)     SWP  06/24/09  06/26/09  07/03/09    8.062   USD
-------------------------------------------------------------------------------------------------
  98129    01/13/06  B    41,757    NG(1,0)     SWP  07/27/09  07/29/09  08/05/09    8.107   USD
-------------------------------------------------------------------------------------------------
  98129    01/13/06  B    40,410    NG(1,0)     SWP  08/25/09  08/27/09  09/03/09    8.122   USD
-------------------------------------------------------------------------------------------------
  98129    01/13/06  B    41,757    NG(1,0)     SWP  09/24/09  09/28/09  10/05/09    8.172   USD
-------------------------------------------------------------------------------------------------
  98129    01/13/06  B    40,410    NG(1,0)     SWP  10/26/09  10/28/09  11/04/09    8.737   USD
-------------------------------------------------------------------------------------------------
  98129    01/13/06  B    41,757    NG(1,0)     SWP  11/20/09  11/24/09  12/01/09    9.292   USD
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
  98130    01/13/06  B    39,060    NG(1,0)     SWP  12/24/09  12/29/09  01/05/10    9.729   USD
-------------------------------------------------------------------------------------------------
  98130    01/13/06  B    35,280    NG(1,0)     SWP  01/25/10  01/27/10  02/03/10    9.729   USD
-------------------------------------------------------------------------------------------------
  98130    01/13/06  B    39,060    NG(1,0)     SWP  02/22/10  02/24/10  03/03/10    9.509   USD
-------------------------------------------------------------------------------------------------


                               SCHEDULE 7.20 - 2
                                   CREDIT AGREEMENT

-------------------------------------------------------------------------------------------------
  98130    01/13/06  B    37,800    NG(1,0)     SWP  03/25/10  03/29/10  04/05/10    7.799   USD
-------------------------------------------------------------------------------------------------
  98130    01/13/06  B    39,060    NG(1,0)     SWP  04/26/10  04/28/10  05/05/10    7.609   USD
-------------------------------------------------------------------------------------------------
  98130    01/13/06  B    37,800    NG(1,0)     SWP  05/24/10  05/26/10  06/02/10    7.649   USD
-------------------------------------------------------------------------------------------------
  98130    01/13/06  B    39,060    NG(1,0)     SWP  06/24/10  06/28/10  07/05/10    7.694   USD
-------------------------------------------------------------------------------------------------
  98130    01/13/06  B    39,060    NG(1,0)     SWP  07/26/10  07/28/10  08/04/10    7.739   USD
-------------------------------------------------------------------------------------------------
  98130    01/13/06  B    37,800    NG(1,0)     SWP  08/25/10  08/27/10  09/03/10    7.736   USD
-------------------------------------------------------------------------------------------------
  98130    01/13/06  B    39,060    NG(1,0)     SWP  09/24/10  09/28/10  10/05/10    7.786   USD
-------------------------------------------------------------------------------------------------
  98130    01/13/06  B    37,800    NG(1,0)     SWP  10/25/10  10/27/10  11/03/10    8.341   USD
-------------------------------------------------------------------------------------------------
  98130    01/13/06  B    39,060    NG(1,0)     SWP  11/22/10  11/24/10  12/01/10    8.881   USD
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
  98135    01/13/06  B    17,515    WTI(1,0)    SWP  01/01/09  01/31/09  02/06/09   63.220   USD
-------------------------------------------------------------------------------------------------
  98135    01/13/06  B    15,820    WTI(1,0)    SWP  02/01/09  02/28/09  03/06/09   63.220   USD
-------------------------------------------------------------------------------------------------
  98135    01/13/06  B    17,515    WTI(1,0)    SWP  03/01/09  03/31/09  04/07/09   63.220   USD
-------------------------------------------------------------------------------------------------
  98135    01/13/06  B    16,950    WTI(1,0)    SWP  04/01/09  04/30/09  05/07/09   63.220   USD
-------------------------------------------------------------------------------------------------
  98135    01/13/06  B    17,515    WTI(1,0)    SWP  05/01/09  05/31/09  06/05/09   63.220   USD
-------------------------------------------------------------------------------------------------
  98135    01/13/06  B    16,950    WTI(1,0)    SWP  06/01/09  06/30/09  07/07/09   63.220   USD
-------------------------------------------------------------------------------------------------
  98135    01/13/06  B    17,515    WTI(1,0)    SWP  07/01/09  07/31/09  08/07/09   63.220   USD
-------------------------------------------------------------------------------------------------
  98135    01/13/06  B    17,515    WTI(1,0)    SWP  08/01/09  08/31/09  09/07/09   63.220   USD
-------------------------------------------------------------------------------------------------
  98135    01/13/06  B    16,950    WTI(1,0)    SWP  09/01/09  09/30/09  10/07/09   63.220   USD
-------------------------------------------------------------------------------------------------
  98135    01/13/06  B    17,515    WTI(1,0)    SWP  10/01/09  10/31/09  11/06/09   63.220   USD
-------------------------------------------------------------------------------------------------
  98135    01/13/06  B    16,950    WTI(1,0)    SWP  11/01/09  11/30/09  12/07/09   63.220   USD
-------------------------------------------------------------------------------------------------
  98135    01/13/06  B    17,515    WTI(1,0)    SWP  12/01/09  12/31/09  01/07/10   63.220   USD
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
  98136    01/13/06  B    16,523    WTI(1,0)    SWP  01/01/10  01/31/10  02/05/10   61.900   USD
-------------------------------------------------------------------------------------------------
  98136    01/13/06  B    14,924    WTI(1,0)    SWP  02/01/10  02/28/10  03/05/10   61.900   USD
-------------------------------------------------------------------------------------------------
  98136    01/13/06  B    16,523    WTI(1,0)    SWP  03/01/10  03/31/10  04/07/10   61.900   USD
-------------------------------------------------------------------------------------------------
  98136    01/13/06  B    15,990    WTI(1,0)    SWP  04/01/10  04/30/10  05/07/10   61.900   USD
-------------------------------------------------------------------------------------------------
  98136    01/13/06  B    16,523    WTI(1,0)    SWP  05/01/10  05/31/10  06/07/10   61.900   USD
-------------------------------------------------------------------------------------------------
  98136    01/13/06  B    15,990    WTI(1,0)    SWP  06/01/10  06/30/10  07/07/10   61.900   USD
-------------------------------------------------------------------------------------------------
  98136    01/13/06  B    16,523    WTI(1,0)    SWP  07/01/10  07/31/10  08/06/10   61.900   USD
-------------------------------------------------------------------------------------------------
  98136    01/13/06  B    16,523    WTI(1,0)    SWP  08/01/10  08/31/10  09/07/10   61.900   USD
-------------------------------------------------------------------------------------------------
  98136    01/13/06  B    15,990    WTI(1,0)    SWP  09/01/10  09/30/10  10/07/10   61.900   USD
-------------------------------------------------------------------------------------------------
  98136    01/13/06  B    16,523    WTI(1,0)    SWP  10/01/10  10/31/10  11/05/10   61.900   USD
-------------------------------------------------------------------------------------------------
  98136    01/13/06  B    15,990    WTI(1,0)    SWP  11/01/10  11/30/10  12/07/10   61.900   USD
-------------------------------------------------------------------------------------------------
  98136    01/13/06  B    16,523    WTI(1,0)    SWP  12/01/10  12/31/10  01/07/11   61.900   USD
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
  98817    01/18/06  B    3,285     WTI(1,0)    SWP  03/01/06  03/31/06  04/07/06   68.000   USD
-------------------------------------------------------------------------------------------------
  98817    01/18/06  B    3,285     WTI(1,0)    SWP  04/01/06  04/30/06  05/05/06   68.000   USD
-------------------------------------------------------------------------------------------------
  98817    01/18/06  B    3,285     WTI(1,0)    SWP  05/01/06  05/31/06  06/07/06   68.000   USD
-------------------------------------------------------------------------------------------------
  98817    01/18/06  B    3,285     WTI(1,0)    SWP  06/01/06  06/30/06  07/10/06   68.000   USD
-------------------------------------------------------------------------------------------------
  98817    01/18/06  B    3,285     WTI(1,0)    SWP  07/01/06  07/31/06  08/07/06   68.000   USD
-------------------------------------------------------------------------------------------------
  98817    01/18/06  B    3,285     WTI(1,0)    SWP  08/01/06  08/31/06  09/08/06   68.000   USD
-------------------------------------------------------------------------------------------------
  98817    01/18/06  B    3,285     WTI(1,0)    SWP  09/01/06  09/30/06  10/06/06   68.000   USD
-------------------------------------------------------------------------------------------------
  98817    01/18/06  B    3,285     WTI(1,0)    SWP  10/01/06  10/31/06  11/07/06   68.000   USD
-------------------------------------------------------------------------------------------------
  98817    01/18/06  B    3,285     WTI(1,0)    SWP  11/01/06  11/30/06  12/07/06   68.000   USD
-------------------------------------------------------------------------------------------------
  98817    01/18/06  B    3,285     WTI(1,0)    SWP  12/01/06  12/31/06  01/08/07   68.000   USD
-------------------------------------------------------------------------------------------------


                               SCHEDULE 7.20 - 3
                                   CREDIT AGREEMENT

ANNEX 1

Brothers Production Properties, Ltd.

-----------------------------------------------------------------------------------------------------
  TRADE NO.  TRADE DT B/S   LIVE QTY    COMMODITY    TRN. PRICING  PRICING SETT./MATUR.TRADE   CURR.
                                                     GRP  START DT END DT      DT      PRICE
-----------------------------------------------------------------------------------------------------
    83015    05/25/05 B     15,000      WTI(1,0)     SWP  02/01/06  02/28/06  03/07/06  59.380   USD
-----------------------------------------------------------------------------------------------------
    83015    05/25/05 B     15,000      WTI(1,0)     SWP  03/01/06  03/31/06  04/07/06  59.380   USD
-----------------------------------------------------------------------------------------------------
    83015    05/25/05 B     15,000      WTI(1,0)     SWP  04/01/06  04/30/06  05/05/06  59.380   USD
-----------------------------------------------------------------------------------------------------
    83015    05/25/05 B     15,000      WTI(1,0)     SWP  05/01/06  05/31/06  06/07/06  59.380   USD
-----------------------------------------------------------------------------------------------------
    83015    05/25/05 B     15,000      WTI(1,0)     SWP  06/01/06  06/30/06  07/10/06  59.380   USD
-----------------------------------------------------------------------------------------------------
    83015    05/25/05 B     15,000      WTI(1,0)     SWP  07/01/06  07/31/06  08/07/06  59.380   USD
-----------------------------------------------------------------------------------------------------
    83015    05/25/05 B     15,000      WTI(1,0)     SWP  08/01/06  08/31/06  09/07/06  59.380   USD
-----------------------------------------------------------------------------------------------------
    83015    05/25/05 B     15,000      WTI(1,0)     SWP  09/01/06  09/30/06  10/06/06  59.380   USD
-----------------------------------------------------------------------------------------------------
    83015    05/25/05 B     15,000      WTI(1,0)     SWP  10/01/06  10/31/06  11/07/06  59.380   USD
-----------------------------------------------------------------------------------------------------
    83015    05/25/05 B     15,000      WTI(1,0)     SWP  11/01/06  11/30/06  12/07/06  59.380   USD
-----------------------------------------------------------------------------------------------------
    83015    05/25/05 B     15,000      WTI(1,0)     SWP  12/01/06  12/31/06  01/08/07  59.380   USD
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
    85499    07/05/05 B     13,000      WTI(1,0)     SWP  01/01/07  01/31/07  02/07/07  60.000   USD
-----------------------------------------------------------------------------------------------------
    85499    07/05/05 B     13,000      WTI(1,0)     SWP  02/01/07  02/28/07  03/07/07  60.000   USD
-----------------------------------------------------------------------------------------------------
    85499    07/05/05 B     13,000      WTI(1,0)     SWP  03/01/07  03/31/07  04/06/07  60.000   USD
-----------------------------------------------------------------------------------------------------
    85499    07/05/05 B     13,000      WTI(1,0)     SWP  04/01/07  04/30/07  05/07/07  60.000   USD
-----------------------------------------------------------------------------------------------------
    85499    07/05/05 B     13,000      WTI(1,0)     SWP  05/01/07  05/31/07  06/07/07  60.000   USD
-----------------------------------------------------------------------------------------------------
    85499    07/05/05 B     13,000      WTI(1,0)     SWP  06/01/07  06/30/07  07/09/07  60.000   USD
-----------------------------------------------------------------------------------------------------
    85499    07/05/05 B     13,000      WTI(1,0)     SWP  07/01/07  07/31/07  08/07/07  60.000   USD
-----------------------------------------------------------------------------------------------------
    85499    07/05/05 B     13,000      WTI(1,0)     SWP  08/01/07  08/31/07  09/10/07  60.000   USD
-----------------------------------------------------------------------------------------------------
    85499    07/05/05 B     13,000      WTI(1,0)     SWP  09/01/07  09/30/07  10/05/07  60.000   USD
-----------------------------------------------------------------------------------------------------
    85499    07/05/05 B     13,000      WTI(1,0)     SWP  10/01/07  10/31/07  11/07/07  60.000   USD
-----------------------------------------------------------------------------------------------------
    85499    07/05/05 B     13,000      WTI(1,0)     SWP  11/01/07  11/30/07  12/07/07  60.000   USD
-----------------------------------------------------------------------------------------------------
    85499    07/05/05 B     13,000      WTI(1,0)     SWP  12/01/07  12/31/07  01/08/08  60.000   USD
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
    86934    08/01/05 B     12,075      WTI(1,0)     SWP  01/01/08  01/31/08  02/07/08  60.500   USD
-----------------------------------------------------------------------------------------------------
    86934    08/01/05 B     12,075      WTI(1,0)     SWP  02/01/08  02/29/08  03/07/08  60.500   USD
-----------------------------------------------------------------------------------------------------
    86934    08/01/05 B     12,075      WTI(1,0)     SWP  03/01/08  03/31/08  04/07/08  60.500   USD
-----------------------------------------------------------------------------------------------------
    86934    08/01/05 B     12,075      WTI(1,0)     SWP  04/01/08  04/30/08  05/07/08  60.500   USD
-----------------------------------------------------------------------------------------------------
    86934    08/01/05 B     12,075      WTI(1,0)     SWP  05/01/08  05/31/08  06/06/08  60.500   USD
-----------------------------------------------------------------------------------------------------
    86934    08/01/05 B     12,075      WTI(1,0)     SWP  06/01/08  06/30/08  07/08/08  60.500   USD
-----------------------------------------------------------------------------------------------------
    86934    08/01/05 B     12,075      WTI(1,0)     SWP  07/01/08  07/31/08  08/07/08  60.500   USD
-----------------------------------------------------------------------------------------------------
    86934    08/01/05 B     12,075      WTI(1,0)     SWP  08/01/08  08/31/08  09/05/08  60.500   USD
-----------------------------------------------------------------------------------------------------
    86934    08/01/05 B     12,075      WTI(1,0)     SWP  09/01/08  09/30/08  10/07/08  60.500   USD
-----------------------------------------------------------------------------------------------------
    86934    08/01/05 B     12,075      WTI(1,0)     SWP  10/01/08  10/31/08  11/07/08  60.500   USD
-----------------------------------------------------------------------------------------------------
    86934    08/01/05 B     12,075      WTI(1,0)     SWP  11/01/08  11/30/08  12/05/08  60.500   USD
-----------------------------------------------------------------------------------------------------
    86934    08/01/05 B     12,075      WTI(1,0)     SWP  12/01/08  12/31/08  01/07/09  60.500   USD
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
    90678    09/29/05 B     37,568       NG(1,0)     SWP  02/22/06  02/24/06  03/03/06  14.120   USD
-----------------------------------------------------------------------------------------------------
    90678    09/29/05 B     36,356       NG(1,0)     SWP  03/27/06  03/29/06  04/05/06  11.200   USD
-----------------------------------------------------------------------------------------------------
    90678    09/29/05 B     37,568       NG(1,0)     SWP  04/24/06  04/26/06  05/03/06  10.670   USD
-----------------------------------------------------------------------------------------------------
    90678    09/29/05 B     36,356       NG(1,0)     SWP  05/24/06  05/26/06  06/02/06  10.680   USD
-----------------------------------------------------------------------------------------------------
    90678    09/29/05 B     37,568       NG(1,0)     SWP  06/26/06  06/28/06  07/06/06  10.710   USD
-----------------------------------------------------------------------------------------------------
    90678    09/29/05 B     37,568       NG(1,0)     SWP  07/25/06  07/27/06  08/03/06  10.750   USD
-----------------------------------------------------------------------------------------------------


                               SCHEDULE 7.20 - 4
                                   CREDIT AGREEMENT

-----------------------------------------------------------------------------------------------------
    90678    09/29/05 B     36,356       NG(1,0)     SWP  08/25/06  08/29/06  09/05/06  10.720   USD
-----------------------------------------------------------------------------------------------------
    90678    09/29/05 B     37,568       NG(1,0)     SWP  09/25/06  09/27/06  10/04/06  10.750   USD
-----------------------------------------------------------------------------------------------------
    90678    09/29/05 B     36,356       NG(1,0)     SWP  10/25/06  10/27/06  11/03/06  11.170   USD
-----------------------------------------------------------------------------------------------------
    90678    09/29/05 B     37,568       NG(1,0)     SWP  11/22/06  11/28/06  12/05/06  11.560   USD
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
    90679    09/29/05 B     34,057       NG(1,0)     SWP  12/22/06  12/27/06  01/04/07  11.830   USD
-----------------------------------------------------------------------------------------------------
    90679    09/29/05 B     30,761       NG(1,0)     SWP  01/25/07  01/29/07  02/05/07  11.740   USD
-----------------------------------------------------------------------------------------------------
    90679    09/29/05 B     34,057       NG(1,0)     SWP  02/22/07  02/26/07  03/05/07  11.440   USD
-----------------------------------------------------------------------------------------------------
    90679    09/29/05 B     32,958       NG(1,0)     SWP  03/26/07  03/28/07  04/04/07  9.390    USD
-----------------------------------------------------------------------------------------------------
    90679    09/29/05 B     34,057       NG(1,0)     SWP  04/24/07  04/26/07  05/03/07  9.040    USD
-----------------------------------------------------------------------------------------------------
    90679    09/29/05 B     32,958       NG(1,0)     SWP  05/24/07  05/29/07  06/05/07  9.080    USD
-----------------------------------------------------------------------------------------------------
    90679    09/29/05 B     34,057       NG(1,0)     SWP  06/25/07  06/27/07  07/05/07  9.120    USD
-----------------------------------------------------------------------------------------------------
    90679    09/29/05 B     34,057       NG(1,0)     SWP  07/25/07  07/27/07  08/03/07  9.160    USD
-----------------------------------------------------------------------------------------------------
    90679    09/29/05 B     32,958       NG(1,0)     SWP  08/27/07  08/29/07  09/06/07  9.130    USD
-----------------------------------------------------------------------------------------------------
    90679    09/29/05 B     34,057       NG(1,0)     SWP  09/24/07  09/26/07  10/03/07  9.170    USD
-----------------------------------------------------------------------------------------------------
    90679    09/29/05 B     32,958       NG(1,0)     SWP  10/25/07  10/29/07  11/05/07  9.590    USD
-----------------------------------------------------------------------------------------------------
    90679    09/29/05 B     34,057       NG(1,0)     SWP  11/26/07  11/28/07  12/05/07  10.010   USD
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
    95163    12/02/05 B     31,366       NG(1,0)     SWP  12/27/07  12/27/07  01/04/08  10.580   USD
-----------------------------------------------------------------------------------------------------
    95163    12/02/05 B     28,331       NG(1,0)     SWP  01/29/08  01/29/08  02/05/08  10.510   USD
-----------------------------------------------------------------------------------------------------
    95163    12/02/05 B     31,366       NG(1,0)     SWP  02/27/08  02/27/08  03/05/08  10.190   USD
-----------------------------------------------------------------------------------------------------
    95163    12/02/05 B     30,354       NG(1,0)     SWP  03/27/08  03/27/08  04/03/08  8.170    USD
-----------------------------------------------------------------------------------------------------
    95163    12/02/05 B     31,366       NG(1,0)     SWP  04/28/08  04/28/08  05/05/08  7.980    USD
-----------------------------------------------------------------------------------------------------
    95163    12/02/05 B     30,354       NG(1,0)     SWP  05/28/08  05/28/08  06/04/08  8.028    USD
-----------------------------------------------------------------------------------------------------
    95163    12/02/05 B     31,366       NG(1,0)     SWP  06/26/08  06/26/08  07/03/08  8.071    USD
-----------------------------------------------------------------------------------------------------
    95163    12/02/05 B     31,366       NG(1,0)     SWP  07/29/08  07/29/08  08/05/08  8.106    USD
-----------------------------------------------------------------------------------------------------
    95163    12/02/05 B     30,354       NG(1,0)     SWP  08/27/08  08/27/08  09/03/08  8.098    USD
-----------------------------------------------------------------------------------------------------
    95163    12/02/05 B     31,366       NG(1,0)     SWP  09/26/08  09/26/08  10/03/08  8.145    USD
-----------------------------------------------------------------------------------------------------
    95163    12/02/05 B     30,354       NG(1,0)     SWP  10/29/08  10/29/08  11/05/08  8.625    USD
-----------------------------------------------------------------------------------------------------
    95163    12/02/05 B     31,366       NG(1,0)     SWP  11/24/08  11/24/08  12/01/08  9.100    USD
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
    98133    01/13/06 B     12,338      WTI(1,0)     SWP  01/01/09  01/31/09  02/06/09  63.220   USD
-----------------------------------------------------------------------------------------------------
    98133    01/13/06 B     11,144      WTI(1,0)     SWP  02/01/09  02/28/09  03/06/09  63.220   USD
-----------------------------------------------------------------------------------------------------
    98133    01/13/06 B     12,338      WTI(1,0)     SWP  03/01/09  03/31/09  04/07/09  63.220   USD
-----------------------------------------------------------------------------------------------------
    98133    01/13/06 B     11,940      WTI(1,0)     SWP  04/01/09  04/30/09  05/07/09  63.220   USD
-----------------------------------------------------------------------------------------------------
    98133    01/13/06 B     12,338      WTI(1,0)     SWP  05/01/09  05/31/09  06/05/09  63.220   USD
-----------------------------------------------------------------------------------------------------
    98133    01/13/06 B     11,940      WTI(1,0)     SWP  06/01/09  06/30/09  07/07/09  63.220   USD
-----------------------------------------------------------------------------------------------------
    98133    01/13/06 B     12,338      WTI(1,0)     SWP  07/01/09  07/31/09  08/07/09  63.220   USD
-----------------------------------------------------------------------------------------------------
    98133    01/13/06 B     12,338      WTI(1,0)     SWP  08/01/09  08/31/09  09/07/09  63.220   USD
-----------------------------------------------------------------------------------------------------
    98133    01/13/06 B     11,940      WTI(1,0)     SWP  09/01/09  09/30/09  10/07/09  63.220   USD
-----------------------------------------------------------------------------------------------------
    98133    01/13/06 B     12,338      WTI(1,0)     SWP  10/01/09  10/31/09  11/06/09  63.220   USD
-----------------------------------------------------------------------------------------------------
    98133    01/13/06 B     11,940      WTI(1,0)     SWP  11/01/09  11/30/09  12/07/09  63.220   USD
-----------------------------------------------------------------------------------------------------
    98133    01/13/06 B     12,338      WTI(1,0)     SWP  12/01/09  12/31/09  01/07/10  63.220   USD
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
    98134    01/13/06 B     11,625      WTI(1,0)     SWP  01/01/10  01/31/10  02/05/10  61.900   USD
-----------------------------------------------------------------------------------------------------
    98134    01/13/06 B     10,500      WTI(1,0)     SWP  02/01/10  02/28/10  03/05/10  61.900   USD
-----------------------------------------------------------------------------------------------------
    98134    01/13/06 B     11,625      WTI(1,0)     SWP  03/01/10  03/31/10  04/07/10  61.900   USD
-----------------------------------------------------------------------------------------------------
    98134    01/13/06 B     11,250      WTI(1,0)     SWP  04/01/10  04/30/10  05/07/10  61.900   USD
-----------------------------------------------------------------------------------------------------
    98134    01/13/06 B     11,625      WTI(1,0)     SWP  05/01/10  05/31/10  06/07/10  61.900   USD
-----------------------------------------------------------------------------------------------------

                               SCHEDULE 7.20 - 5
                                   CREDIT AGREEMENT

-----------------------------------------------------------------------------------------------------
    98134    01/13/06 B     11,250      WTI(1,0)     SWP  06/01/10  06/30/10  07/07/10  61.900   USD
-----------------------------------------------------------------------------------------------------
    98134    01/13/06 B     11,625      WTI(1,0)     SWP  07/01/10  07/31/10  08/06/10  61.900   USD
-----------------------------------------------------------------------------------------------------
    98134    01/13/06 B     11,625      WTI(1,0)     SWP  08/01/10  08/31/10  09/07/10  61.900   USD
-----------------------------------------------------------------------------------------------------
    98134    01/13/06 B     11,250      WTI(1,0)     SWP  09/01/10  09/30/10  10/07/10  61.900   USD
-----------------------------------------------------------------------------------------------------
    98134    01/13/06 B     11,625      WTI(1,0)     SWP  10/01/10  10/31/10  11/05/10  61.900   USD
-----------------------------------------------------------------------------------------------------
    98134    01/13/06 B     11,250      WTI(1,0)     SWP  11/01/10  11/30/10  12/07/10  61.900   USD
-----------------------------------------------------------------------------------------------------
    98134    01/13/06 B     11,625      WTI(1,0)     SWP  12/01/10  12/31/10  01/07/11  61.900   USD
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
    98138    01/13/06 B     29,419       NG(1,0)     SWP  12/24/08  12/29/08  01/05/09  10.172   USD
-----------------------------------------------------------------------------------------------------
    98138    01/13/06 B     26,572       NG(1,0)     SWP  01/26/09  01/28/09  02/04/09  10.162   USD
-----------------------------------------------------------------------------------------------------
    98138    01/13/06 B     29,419       NG(1,0)     SWP  02/23/09  02/25/09  03/04/09  9.952    USD
-----------------------------------------------------------------------------------------------------
    98138    01/13/06 B     28,470       NG(1,0)     SWP  03/25/09  03/27/09  04/03/09  8.152    USD
-----------------------------------------------------------------------------------------------------
    98138    01/13/06 B     29,419       NG(1,0)     SWP  04/24/09  04/28/09  05/05/09  7.947    USD
-----------------------------------------------------------------------------------------------------
    98138    01/13/06 B     28,470       NG(1,0)     SWP  05/22/09  05/27/09  06/03/09  8.007    USD
-----------------------------------------------------------------------------------------------------
    98138    01/13/06 B     29,419       NG(1,0)     SWP  06/24/09  06/26/09  07/03/09  8.062    USD
-----------------------------------------------------------------------------------------------------
    98138    01/13/06 B     29,419       NG(1,0)     SWP  07/27/09  07/29/09  08/05/09  8.107    USD
-----------------------------------------------------------------------------------------------------
    98138    01/13/06 B     28,470       NG(1,0)     SWP  08/25/09  08/27/09  09/03/09  8.122    USD
-----------------------------------------------------------------------------------------------------
    98138    01/13/06 B     29,419       NG(1,0)     SWP  09/24/09  09/28/09  10/05/09  8.172    USD
-----------------------------------------------------------------------------------------------------
    98138    01/13/06 B     28,470       NG(1,0)     SWP  10/26/09  10/28/09  11/04/09  8.737    USD
-----------------------------------------------------------------------------------------------------
    98138    01/13/06 B     29,419       NG(1,0)     SWP  11/20/09  11/24/09  12/01/09  9.292    USD
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
    98139    01/13/06 B     27,528       NG(1,0)     SWP  12/24/09  12/29/09  01/05/10  9.729    USD
-----------------------------------------------------------------------------------------------------
    98139    01/13/06 B     24,864       NG(1,0)     SWP  01/25/10  01/27/10  02/03/10  9.729    USD
-----------------------------------------------------------------------------------------------------
    98139    01/13/06 B     27,528       NG(1,0)     SWP  02/22/10  02/24/10  03/03/10  9.509    USD
-----------------------------------------------------------------------------------------------------
    98139    01/13/06 B     26,640       NG(1,0)     SWP  03/25/10  03/29/10  04/05/10  7.799    USD
-----------------------------------------------------------------------------------------------------
    98139    01/13/06 B     27,528       NG(1,0)     SWP  04/26/10  04/28/10  05/05/10  7.609    USD
-----------------------------------------------------------------------------------------------------
    98139    01/13/06 B     26,640       NG(1,0)     SWP  05/24/10  05/26/10  06/02/10  7.649    USD
-----------------------------------------------------------------------------------------------------
    98139    01/13/06 B     27,528       NG(1,0)     SWP  06/24/10  06/28/10  07/05/10  7.694    USD
-----------------------------------------------------------------------------------------------------
    98139    01/13/06 B     27,528       NG(1,0)     SWP  07/26/10  07/28/10  08/04/10  7.739    USD
-----------------------------------------------------------------------------------------------------
    98139    01/13/06 B     26,640       NG(1,0)     SWP  08/25/10  08/27/10  09/03/10  7.736    USD
-----------------------------------------------------------------------------------------------------
    98139    01/13/06 B     27,528       NG(1,0)     SWP  09/24/10  09/28/10  10/05/10  7.786    USD
-----------------------------------------------------------------------------------------------------
    98139    01/13/06 B     26,640       NG(1,0)     SWP  10/25/10  10/27/10  11/03/10  8.341    USD
-----------------------------------------------------------------------------------------------------
    98139    01/13/06 B     27,528       NG(1,0)     SWP  11/22/10  11/24/10  12/01/10  8.881    USD
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
    98382    01/18/06 B      2,315      WTI(1,0)     SWP  03/01/06  03/31/06  04/07/06  68.000   USD
-----------------------------------------------------------------------------------------------------
    98382    01/18/06 B      2,315      WTI(1,0)     SWP  04/01/06  04/30/06  05/05/06  68.000   USD
-----------------------------------------------------------------------------------------------------
    98382    01/18/06 B      2,315      WTI(1,0)     SWP  05/01/06  05/31/06  06/07/06  68.000   USD
-----------------------------------------------------------------------------------------------------
    98382    01/18/06 B      2,315      WTI(1,0)     SWP  06/01/06  06/30/06  07/10/06  68.000   USD
-----------------------------------------------------------------------------------------------------
    98382    01/18/06 B      2,315      WTI(1,0)     SWP  07/01/06  07/31/06  08/07/06  68.000   USD
-----------------------------------------------------------------------------------------------------
    98382    01/18/06 B      2,315      WTI(1,0)     SWP  08/01/06  08/31/06  09/08/06  68.000   USD
-----------------------------------------------------------------------------------------------------
    98382    01/18/06 B      2,315      WTI(1,0)     SWP  09/01/06  09/30/06  10/06/06  68.000   USD
-----------------------------------------------------------------------------------------------------
    98382    01/18/06 B      2,315      WTI(1,0)     SWP  10/01/06  10/31/06  11/07/06  68.000   USD
-----------------------------------------------------------------------------------------------------
    98382    01/18/06 B      2,315      WTI(1,0)     SWP  11/01/06  11/30/06  12/07/06  68.000   USD
-----------------------------------------------------------------------------------------------------
    98382    01/18/06 B      2,315      WTI(1,0)     SWP  12/01/06  12/31/06  01/08/07  68.000   USD
-----------------------------------------------------------------------------------------------------

                               SCHEDULE 7.20 - 6
                                   CREDIT AGREEMENT

ANNEX 1

MBN Properties, LP

-------------------------------------------------------------------------------------------------
  TRADE NO.  TRADE DT B/S   LIVE QTY  COMMODITY  TRN. PRICING  PRICING SETT./MATUR. TRADE  CURR.
                                                 GRP  START DT END DT      DT       PRICE
-------------------------------------------------------------------------------------------------
    89712    09/14/05  B    44,838    NG(1,0)    SWP  12/24/07 12/27/07 01/04/08   8.300   USD
-------------------------------------------------------------------------------------------------
    89712    09/14/05  B    41,945    NG(1,0)    SWP  01/25/08 01/29/08 02/05/08   8.300   USD
-------------------------------------------------------------------------------------------------
    89712    09/14/05  B    44,838    NG(1,0)    SWP  02/25/08 02/27/08 03/05/08   8.300   USD
-------------------------------------------------------------------------------------------------
    89712    09/14/05  B    43,392    NG(1,0)    SWP  03/25/08 03/27/08 04/03/08   8.300   USD
-------------------------------------------------------------------------------------------------
    89712    09/14/05  B    44,838    NG(1,0)    SWP  04/24/08 04/28/08 05/05/08   8.300   USD
-------------------------------------------------------------------------------------------------
    89712    09/14/05  B    43,392    NG(1,0)    SWP  05/23/08 05/28/08 06/04/08   8.300   USD
-------------------------------------------------------------------------------------------------
    89712    09/14/05  B    44,838    NG(1,0)    SWP  06/24/08 06/26/08 07/03/08   8.300   USD
-------------------------------------------------------------------------------------------------
    89712    09/14/05  B    44,838    NG(1,0)    SWP  07/25/08 07/29/08 08/05/08   8.300   USD
-------------------------------------------------------------------------------------------------
    89712    09/14/05  B    43,392    NG(1,0)    SWP  08/25/08 08/27/08 09/03/08   8.300   USD
-------------------------------------------------------------------------------------------------
    89712    09/14/05  B    44,838    NG(1,0)    SWP  09/24/08 09/26/08 10/03/08   8.300   USD
-------------------------------------------------------------------------------------------------
    89712    09/14/05  B    43,392    NG(1,0)    SWP  10/27/08 10/29/08 11/05/08   8.300   USD
-------------------------------------------------------------------------------------------------
    89712    09/14/05  B    44,838    NG(1,0)    SWP  11/20/08 11/24/08 12/01/08   8.300   USD
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
    89713    09/14/05  B    40,623    NG(1,0)    SWP  12/24/08 12/29/08 01/05/09   7.770   USD
-------------------------------------------------------------------------------------------------
    89713    09/14/05  B    36,692    NG(1,0)    SWP  01/26/09 01/28/09 02/04/09   7.770   USD
-------------------------------------------------------------------------------------------------
    89713    09/14/05  B    40,623    NG(1,0)    SWP  02/23/09 02/25/09 03/04/09   7.770   USD
-------------------------------------------------------------------------------------------------
    89713    09/14/05  B    39,313    NG(1,0)    SWP  03/25/09 03/27/09 04/03/09   7.770   USD
-------------------------------------------------------------------------------------------------
    89713    09/14/05  B    40,623    NG(1,0)    SWP  04/24/09 04/28/09 05/05/09   7.770   USD
-------------------------------------------------------------------------------------------------
    89713    09/14/05  B    39,313    NG(1,0)    SWP  05/22/09 05/27/09 06/03/09   7.770   USD
-------------------------------------------------------------------------------------------------
    89713    09/14/05  B    40,623    NG(1,0)    SWP  06/24/09 06/26/09 07/03/09   7.770   USD
-------------------------------------------------------------------------------------------------
    89713    09/14/05  B    40,623    NG(1,0)    SWP  07/27/09 07/29/09 08/05/09   7.770   USD
-------------------------------------------------------------------------------------------------
    89713    09/14/05  B    39,313    NG(1,0)    SWP  08/25/09 08/27/09 09/03/09   7.770   USD
-------------------------------------------------------------------------------------------------
    89713    09/14/05  B    40,623    NG(1,0)    SWP  09/24/09 09/28/09 10/05/09   7.770   USD
-------------------------------------------------------------------------------------------------
    89713    09/14/05  B    39,313    NG(1,0)    SWP  10/26/09 10/28/09 11/04/09   7.770   USD
-------------------------------------------------------------------------------------------------
    89713    09/14/05  B    40,623    NG(1,0)    SWP  11/20/09 11/24/09 12/01/09   7.770   USD
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
    89714    09/14/05  B    36,934    NG(1,0)    SWP  12/24/09 12/29/09 01/05/10   7.370   USD
-------------------------------------------------------------------------------------------------
    89714    09/14/05  B    33,360    NG(1,0)    SWP  01/25/10 01/27/10 02/03/10   7.370   USD
-------------------------------------------------------------------------------------------------
    89714    09/14/05  B    36,934    NG(1,0)    SWP  02/22/10 02/24/10 03/03/10   7.370   USD
-------------------------------------------------------------------------------------------------
    89714    09/14/05  B    35,743    NG(1,0)    SWP  03/25/10 03/29/10 04/05/10   7.370   USD
-------------------------------------------------------------------------------------------------
    89714    09/14/05  B    36,934    NG(1,0)    SWP  04/26/10 04/28/10 05/05/10   7.370   USD
-------------------------------------------------------------------------------------------------
    89714    09/14/05  B    35,743    NG(1,0)    SWP  05/24/10 05/26/10 06/02/10   7.370   USD
-------------------------------------------------------------------------------------------------
    89714    09/14/05  B    36,934    NG(1,0)    SWP  06/24/10 06/28/10 07/05/10   7.370   USD
-------------------------------------------------------------------------------------------------
    89714    09/14/05  B    36,934    NG(1,0)    SWP  07/26/10 07/28/10 08/04/10   7.370   USD
-------------------------------------------------------------------------------------------------
    89714    09/14/05  B    35,743    NG(1,0)    SWP  08/25/10 08/27/10 09/03/10   7.370   USD
-------------------------------------------------------------------------------------------------
    89714    09/14/05  B    36,934    NG(1,0)    SWP  09/24/10 09/28/10 10/05/10   7.370   USD
-------------------------------------------------------------------------------------------------
    89714    09/14/05  B    35,743    NG(1,0)    SWP  10/25/10 10/27/10 11/03/10   7.370   USD
-------------------------------------------------------------------------------------------------
    89714    09/14/05  B    36,934    NG(1,0)    SWP  11/22/10 11/24/10 12/01/10   7.370   USD
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
    89734    09/14/05  B    11,859    WTI(1,0)   SWP  02/01/06 02/28/06 03/07/06   66.350  USD
-------------------------------------------------------------------------------------------------
    89734    09/14/05  B    13,048    WTI(1,0)   SWP  03/01/06 03/31/06 04/07/06   66.350  USD
-------------------------------------------------------------------------------------------------
    89734    09/14/05  B    12,549    WTI(1,0)   SWP  04/01/06 04/30/06 05/05/06   66.350  USD
-------------------------------------------------------------------------------------------------
    89734    09/14/05  B    12,868    WTI(1,0)   SWP  05/01/06 05/31/06 06/07/06   66.350  USD
-------------------------------------------------------------------------------------------------

                               SCHEDULE 7.20 - 7
                                   CREDIT AGREEMENT

-------------------------------------------------------------------------------------------------
    89734    09/14/05  B    12,340    WTI(1,0)   SWP  06/01/06 06/30/06 07/10/06   66.350  USD
-------------------------------------------------------------------------------------------------
    89734    09/14/05  B    12,638    WTI(1,0)   SWP  07/01/06 07/31/06 08/07/06   66.350  USD
-------------------------------------------------------------------------------------------------
    89734    09/14/05  B    12,522    WTI(1,0)   SWP  08/01/06 08/31/06 09/07/06   66.350  USD
-------------------------------------------------------------------------------------------------
    89734    09/14/05  B    12,011    WTI(1,0)   SWP  09/01/06 09/30/06 10/06/06   66.350  USD
-------------------------------------------------------------------------------------------------
    89734    09/14/05  B    12,305    WTI(1,0)   SWP  10/01/06 10/31/06 11/07/06   66.350  USD
-------------------------------------------------------------------------------------------------
    89734    09/14/05  B    11,803    WTI(1,0)   SWP  11/01/06 11/30/06 12/07/06   66.350  USD
-------------------------------------------------------------------------------------------------
    89734    09/14/05  B    12,073    WTI(1,0)   SWP  12/01/06 12/31/06 01/08/07   66.350  USD
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
    89735    09/14/05  B    11,115    WTI(1,0)   SWP  01/01/07 01/31/07 02/07/07   64.150  USD
-------------------------------------------------------------------------------------------------
    89735    09/14/05  B    11,115    WTI(1,0)   SWP  02/01/07 02/28/07 03/07/07   64.150  USD
-------------------------------------------------------------------------------------------------
    89735    09/14/05  B    11,115    WTI(1,0)   SWP  03/01/07 03/31/07 04/06/07   64.150  USD
-------------------------------------------------------------------------------------------------
    89735    09/14/05  B    11,115    WTI(1,0)   SWP  04/01/07 04/30/07 05/07/07   64.150  USD
-------------------------------------------------------------------------------------------------
    89735    09/14/05  B    11,115    WTI(1,0)   SWP  05/01/07 05/31/07 06/07/07   64.150  USD
-------------------------------------------------------------------------------------------------
    89735    09/14/05  B    11,115    WTI(1,0)   SWP  06/01/07 06/30/07 07/09/07   64.150  USD
-------------------------------------------------------------------------------------------------
    89735    09/14/05  B    11,115    WTI(1,0)   SWP  07/01/07 07/31/07 08/07/07   64.150  USD
-------------------------------------------------------------------------------------------------
    89735    09/14/05  B    11,115    WTI(1,0)   SWP  08/01/07 08/31/07 09/10/07   64.150  USD
-------------------------------------------------------------------------------------------------
    89735    09/14/05  B    11,115    WTI(1,0)   SWP  09/01/07 09/30/07 10/05/07   64.150  USD
-------------------------------------------------------------------------------------------------
    89735    09/14/05  B    11,115    WTI(1,0)   SWP  10/01/07 10/31/07 11/07/07   64.150  USD
-------------------------------------------------------------------------------------------------
    89735    09/14/05  B    11,115    WTI(1,0)   SWP  11/01/07 11/30/07 12/07/07   64.150  USD
-------------------------------------------------------------------------------------------------
    89735    09/14/05  B    11,115    WTI(1,0)   SWP  12/01/07 12/31/07 01/08/08   64.150  USD
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
    89736    09/14/05  B    9,802     WTI(1,0)   SWP  01/01/08 01/31/08 02/07/08   62.250  USD
-------------------------------------------------------------------------------------------------
    89736    09/14/05  B    9,802     WTI(1,0)   SWP  02/01/08 02/29/08 03/07/08   62.250  USD
-------------------------------------------------------------------------------------------------
    89736    09/14/05  B    9,802     WTI(1,0)   SWP  03/01/08 03/31/08 04/07/08   62.250  USD
-------------------------------------------------------------------------------------------------
    89736    09/14/05  B    9,802     WTI(1,0)   SWP  04/01/08 04/30/08 05/07/08   62.250  USD
-------------------------------------------------------------------------------------------------
    89736    09/14/05  B    9,802     WTI(1,0)   SWP  05/01/08 05/31/08 06/06/08   62.250  USD
-------------------------------------------------------------------------------------------------
    89736    09/14/05  B    9,802     WTI(1,0)   SWP  06/01/08 06/30/08 07/08/08   62.250  USD
-------------------------------------------------------------------------------------------------
    89736    09/14/05  B    9,802     WTI(1,0)   SWP  07/01/08 07/31/08 08/07/08   62.250  USD
-------------------------------------------------------------------------------------------------
    89736    09/14/05  B    9,802     WTI(1,0)   SWP  08/01/08 08/31/08 09/05/08   62.250  USD
-------------------------------------------------------------------------------------------------
    89736    09/14/05  B    9,802     WTI(1,0)   SWP  09/01/08 09/30/08 10/07/08   62.250  USD
-------------------------------------------------------------------------------------------------
    89736    09/14/05  B    9,802     WTI(1,0)   SWP  10/01/08 10/31/08 11/07/08   62.250  USD
-------------------------------------------------------------------------------------------------
    89736    09/14/05  B    9,802     WTI(1,0)   SWP  11/01/08 11/30/08 12/05/08   62.250  USD
-------------------------------------------------------------------------------------------------
    89736    09/14/05  B    9,802     WTI(1,0)   SWP  12/01/08 12/31/08 01/07/09   62.250  USD
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
    89737    09/14/05  B    8,778     WTI(1,0)   SWP  01/01/09 01/31/09 02/06/09   61.050  USD
-------------------------------------------------------------------------------------------------
    89737    09/14/05  B    8,778     WTI(1,0)   SWP  02/01/09 02/28/09 03/06/09   61.050  USD
-------------------------------------------------------------------------------------------------
    89737    09/14/05  B    8,778     WTI(1,0)   SWP  03/01/09 03/31/09 04/07/09   61.050  USD
-------------------------------------------------------------------------------------------------
    89737    09/14/05  B    8,778     WTI(1,0)   SWP  04/01/09 04/30/09 05/07/09   61.050  USD
-------------------------------------------------------------------------------------------------
    89737    09/14/05  B    8,778     WTI(1,0)   SWP  05/01/09 05/31/09 06/05/09   61.050  USD
-------------------------------------------------------------------------------------------------
    89737    09/14/05  B    8,778     WTI(1,0)   SWP  06/01/09 06/30/09 07/07/09   61.050  USD
-------------------------------------------------------------------------------------------------
    89737    09/14/05  B    8,778     WTI(1,0)   SWP  07/01/09 07/31/09 08/07/09   61.050  USD
-------------------------------------------------------------------------------------------------
    89737    09/14/05  B    8,778     WTI(1,0)   SWP  08/01/09 08/31/09 09/07/09   61.050  USD
-------------------------------------------------------------------------------------------------
    89737    09/14/05  B    8,778     WTI(1,0)   SWP  09/01/09 09/30/09 10/07/09   61.050  USD
-------------------------------------------------------------------------------------------------
    89737    09/14/05  B    8,778     WTI(1,0)   SWP  10/01/09 10/31/09 11/06/09   61.050  USD
-------------------------------------------------------------------------------------------------
    89737    09/14/05  B    8,778     WTI(1,0)   SWP  11/01/09 11/30/09 12/07/09   61.050  USD
-------------------------------------------------------------------------------------------------
    89737    09/14/05  B    8,778     WTI(1,0)   SWP  12/01/09 12/31/09 01/07/10   61.050  USD
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
    89738    09/14/05  B    7,938     WTI(1,0)   SWP  01/01/10 01/31/10 02/05/10   60.150  USD
-------------------------------------------------------------------------------------------------
    89738    09/14/05  B    7,938     WTI(1,0)   SWP  02/01/10 02/28/10 03/05/10   60.150  USD
-------------------------------------------------------------------------------------------------

                               SCHEDULE 7.20 - 8
                                   CREDIT AGREEMENT

-------------------------------------------------------------------------------------------------
    89738    09/14/05  B    7,938     WTI(1,0)   SWP  03/01/10 03/31/10 04/07/10   60.150  USD
-------------------------------------------------------------------------------------------------
    89738    09/14/05  B    7,938     WTI(1,0)   SWP  04/01/10 04/30/10 05/07/10   60.150  USD
-------------------------------------------------------------------------------------------------
    89738    09/14/05  B    7,938     WTI(1,0)   SWP  05/01/10 05/31/10 06/07/10   60.150  USD
-------------------------------------------------------------------------------------------------
    89738    09/14/05  B    7,938     WTI(1,0)   SWP  06/01/10 06/30/10 07/07/10   60.150  USD
-------------------------------------------------------------------------------------------------
    89738    09/14/05  B    7,938     WTI(1,0)   SWP  07/01/10 07/31/10 08/06/10   60.150  USD
-------------------------------------------------------------------------------------------------
    89738    09/14/05  B    7,938     WTI(1,0)   SWP  08/01/10 08/31/10 09/07/10   60.150  USD
-------------------------------------------------------------------------------------------------
    89738    09/14/05  B    7,938     WTI(1,0)   SWP  09/01/10 09/30/10 10/07/10   60.150  USD
-------------------------------------------------------------------------------------------------
    89738    09/14/05  B    7,938     WTI(1,0)   SWP  10/01/10 10/31/10 11/05/10   60.150  USD
-------------------------------------------------------------------------------------------------
    89738    09/14/05  B    7,938     WTI(1,0)   SWP  11/01/10 11/30/10 12/07/10   60.150  USD
-------------------------------------------------------------------------------------------------
    89738    09/14/05  B    7,938     WTI(1,0)   SWP  12/01/10 12/31/10 01/07/11   60.150  USD
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
    98816    01/18/06  B    3,000     WTI(1,0)   SWP  03/01/06 03/31/06 04/07/06   68.000  USD
-------------------------------------------------------------------------------------------------
    98816    01/18/06  B    3,000     WTI(1,0)   SWP  04/01/06 04/30/06 05/05/06   68.000  USD
-------------------------------------------------------------------------------------------------
    98816    01/18/06  B    3,000     WTI(1,0)   SWP  05/01/06 05/31/06 06/07/06   68.000  USD
-------------------------------------------------------------------------------------------------
    98816    01/18/06  B    3,000     WTI(1,0)   SWP  06/01/06 06/30/06 07/10/06   68.000  USD
-------------------------------------------------------------------------------------------------
    98816    01/18/06  B    3,000     WTI(1,0)   SWP  07/01/06 07/31/06 08/07/06   68.000  USD
-------------------------------------------------------------------------------------------------
    98816    01/18/06  B    3,000     WTI(1,0)   SWP  08/01/06 08/31/06 09/08/06   68.000  USD
-------------------------------------------------------------------------------------------------
    98816    01/18/06  B    3,000     WTI(1,0)   SWP  09/01/06 09/30/06 10/06/06   68.000  USD
-------------------------------------------------------------------------------------------------
    98816    01/18/06  B    3,000     WTI(1,0)   SWP  10/01/06 10/31/06 11/07/06   68.000  USD
-------------------------------------------------------------------------------------------------
    98816    01/18/06  B    3,000     WTI(1,0)   SWP  11/01/06 11/30/06 12/07/06   68.000  USD
-------------------------------------------------------------------------------------------------
    98816    01/18/06  B    3,000     WTI(1,0)   SWP  12/01/06 12/31/06 01/08/07   68.000  USD
-------------------------------------------------------------------------------------------------

                               SCHEDULE 7.20 - 9
                                   CREDIT AGREEMENT


MBN PROPERTIES LP
----------------------------------------------------------------------------------------------
                                                                            Hedge for tax
                                                                 SECTION 475(B)2 AND 1221(A)7)
----------------------------------------------------------------------------------------------
HEDGING  #:                MUR 436067
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
INCEPTION OF HEDGE:         9/14/05
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
HEDGED ITEM (PHYSICAL):
----------------------------------------------------------------------------------------------
         1,249,439 MMBtu natural gas to be produced during calendar years of 2006 and 2007
         -------------------------------------------------------------------------------------


         -------------------------------------------------------------------------------------
         Exposure ID:                                                    Natural Gas
         -------------------------------------------------------------------------------------
         Counterparty:                                                   Bank of America, N.A.
         -------------------------------------------------------------------------------------
         Contract Date:                                                  9/14/2005
         -------------------------------------------------------------------------------------
         Underlying Good:                                                Natural Gas
         -------------------------------------------------------------------------------------
         Total number of units:                                          1,249,439 MMBtu
         -------------------------------------------------------------------------------------
         Price basis or index per unit:                                   NYMEX-Henry Hub
                                                                          Natural Gas
         -------------------------------------------------------------------------------------
                                                                         Each calendar month
         Date the transaction is expected to occur:                      during 2006 and 2007
         -------------------------------------------------------------------------------------
         Other terms (describe):                                         N/A
         -------------------------------------------------------------------------------------
         Rationale for the assumption that forecasted                    Hedging a % of
         transaction is probable:                                        our production
                                                                         which mngt.
                                                                         deemed
                                                                         necessary to
                                                                         manage our
                                                                         price risk.

----------------------------------------------------------------------------------------------
ACCOUNTING TREATMENT FOR OCI (DESCRIBE PROCESS):
----------------------------------------------------------------------------------------------
         OCI Reclassification approximately 30 - 45 days after gas purchased, reflecting normal production cycle.
         -------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
NATURE OF RISK BEING HEDGED:
----------------------------------------------------------------------------------------------
         The variability of cash flows in the sales price of natural gas.
         -------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
HEDGING DERIVATIVE: NATURAL GAS FUTURES CONTRACTS (FINANCIAL)
----------------------------------------------------------------------------------------------
         Derivative ID:                                                  MUR 436067
         -------------------------------------------------------------------------------------
         Futures contracts:                                              Natural Gas
         -------------------------------------------------------------------------------------
         Contract size:                                                  1,249,439 MMBtu
         -------------------------------------------------------------------------------------
         Exchange:                                                       NYMEX
         -------------------------------------------------------------------------------------
         MUR 436067                                                      Bank of America, N.A.
         -------------------------------------------------------------------------------------
         Trade Date:                                                     9/14/2005
         -------------------------------------------------------------------------------------
         Purchase                                                        Yes
         -------------------------------------------------------------------------------------
         Expiration/futures price/quantity                Month/Yr  Price  Quantity MMBtu Per
                                                                                Month
         -------------------------------------------------------------------------------------

                                                          Jan-06    $ 12.4000     59,406
----------------------------------------------------------------------------------------------

                                                          Feb-06    $ 12.2640     53,091
----------------------------------------------------------------------------------------------

                                                          Mar-06    $ 11.9390     58,171
----------------------------------------------------------------------------------------------

                                                          Apr-06    $  9.7390     55,703
----------------------------------------------------------------------------------------------
                                                          May-06    $  9.3990     56,964
----------------------------------------------------------------------------------------------
                                                          Jun-06    $  9.4190     54,556
----------------------------------------------------------------------------------------------
                                                          Jul-06    $  9.4540     55,780
----------------------------------------------------------------------------------------------
                                                          Aug-06    $  9.4890     55,219
----------------------------------------------------------------------------------------------

                                                          Sep-06    $  9.4640     52,917
----------------------------------------------------------------------------------------------

                                                          Oct-06    $  9.4940     54,153
----------------------------------------------------------------------------------------------
                                                          Nov-06    $  9.8640     51,887
----------------------------------------------------------------------------------------------
                                                          Dec-06    $ 10.2140     53,088
----------------------------------------------------------------------------------------------
RISK MANAGEMENT STRATEGY AND HEDGE OBJECTIVE:
----------------------------------------------------------------------------------------------
         To offset the changes in price of sales of Natural Gas during the specified time horizon.
         -------------------------------------------------------------------------------------
METHOD OF MEASURING INEFFECTIVENESS:
----------------------------------------------------------------------------------------------
         Changes in the price of NYMEX natural gas futures are compared against prices on pipelines used as indexes for the
         -------------------------------------------------------------------------------------
         Company's natural gas sales.
         -------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
         Is the hedge relationship consistent with the Company's risk    Y
         management policy? Y/N
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
         Prepared by:
                                              --------------------------
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
         Approved by:
                                              --------------------------
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

                               SCHEDULE 7.20 - 10
                                  CREDIT AGREEMENT

MBN PROPERTIES LP
-----------------------------------------------------------------------------------------------
                                                                            Hedge for tax
                                                                   SECTION 475(B)2 AND 1221(A)7
-----------------------------------------------------------------------------------------------
HEDGING #:             MUR 436067
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
INCEPTION OF HEDGE:    9/14/05
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
HEDGED ITEM (PHYSICAL):
          -------------------------------------------------------------------------------------
          1,249,439 MMBtu natural gas to be produced during calendar years of 2006 and 2007
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
          Exposure ID:                                                    Natural Gas
-----------------------------------------------------------------------------------------------
          Counterparty:                                                   Bank of America, N.A.
-----------------------------------------------------------------------------------------------
          Contract Date:                                                  9/14/2005
-----------------------------------------------------------------------------------------------
          Underlying Good:                                                Natural Gas
-----------------------------------------------------------------------------------------------
          Total number of units:                                          1,249,439 MMBtu
          -------------------------------------------------------------------------------------
          Price basis or index per unit:                                  NYMEX- Henry Hub
                                                                          Natural Gas
          -------------------------------------------------------------------------------------
          Date the transaction is expected to occur:                      Each calendar month
                                                                          during 2006 and 2007
          -------------------------------------------------------------------------------------
          Other terms (describe):                                         N/A
          -------------------------------------------------------------------------------------
          Rationale for the assumption that forecasted                    Hedging a % of
          transaction is probable:                                        our production
                                                                          which mngt.
                                                                          deemed necessary
                                                                          to manage our
                                                                          price risk.
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
ACCOUNTING TREATMENT FOR OCI (DESCRIBE
PROCESS):
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
          OCI Reclassification approximately 30 - 45 days after gas purchased, reflecting normal production cycle.
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
NATURE OF RISK BEING HEDGED:
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
          The variability of cash flows in the sales price of natural gas.
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
HEDGING DERIVATIVE: NATURAL GAS FUTURES CONTRACTS (FINANCIAL)
          -------------------------------------------------------------------------------------
          Derivative ID:                                                  MUR 436067
          -------------------------------------------------------------------------------------
          Futures contracts:                                              Natural Gas
          -------------------------------------------------------------------------------------
          Contract size:                                                  1,249,439 MMBtu
          -------------------------------------------------------------------------------------
          Exchange:                                                       NYMEX
          -------------------------------------------------------------------------------------
          MUR 436067                                                      Bank of America, N.A.
-----------------------------------------------------------------------------------------------
          Trade Date:                                                     9/14/2005
-----------------------------------------------------------------------------------------------
          Purchase                                                        Yes
-----------------------------------------------------------------------------------------------
          Expiration /futures price/ quantity            Month/Yr Price   Quantity MMBtu Per
                                                                          Month
-----------------------------------------------------------------------------------------------
                                                          Jan-07 $ 9.0200 49,042
-----------------------------------------------------------------------------------------------
                                                          Feb-07 $ 9.0200 49,042
-----------------------------------------------------------------------------------------------
                                                          Mar-07 $ 9.0200 49,042
-----------------------------------------------------------------------------------------------
                                                          Apr-07 $ 9.0200 49,042
-----------------------------------------------------------------------------------------------
                                                          May-07 $ 9.0200 49,042
-----------------------------------------------------------------------------------------------
                                                          Jun-07 $ 9.0200 49,042
-----------------------------------------------------------------------------------------------
                                                          Jul-07 $ 9.0200 49,042
-----------------------------------------------------------------------------------------------
                                                          Aug-07 $ 9.0200 49,042
-----------------------------------------------------------------------------------------------
                                                          Sep-07 $ 9.0200 49,042
-----------------------------------------------------------------------------------------------
                                                          Oct-07 $ 9.0200 49,042
-----------------------------------------------------------------------------------------------
                                                          Nov-07 $ 9.0200 49,042
-----------------------------------------------------------------------------------------------
                                                          Dec-07 $ 9.0200 49,042
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
RISK MANAGEMENT STRATEGY AND HEDGE OBJECTIVE:
          -------------------------------------------------------------------------------------
          To offset the changes in price of sales of Natural Gas during the specified time horizon.
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
METHOD OF MEASURING INEFFECTIVENESS:
          -------------------------------------------------------------------------------------
          Changes in the price of NYMEX natural gas futures are compared against prices on pipelines used as indexes for the
-----------------------------------------------------------------------------------------------
          Company's natural gas sales.
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
          Is the hedge relationship consistent with the Company's risk    Y
          managemnt policy? Y/N
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
          Prepared by:
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
          Approved by:
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

                               SCHEDULE 7.20 - 11
                                   CREDIT AGREEMENT